----------------------------------------
 ANNUAL REPORT
----------------------------------------


----------------------------------------
 DECEMBER 31, 1995                                   [ARTWORK APPEARS HERE]
----------------------------------------   Front Cover-
                                              A logo for the Funds representing
                                              a Roman column appears on the
----------------------------------------      page.
 YOUR FOUNDATION FOR INVESTMENT STRENGTH
----------------------------------------



                                     The   The Kent Growth and Income Fund

                                    Kent   The Kent Small Company
                                           Growth Fund
                              Funds/(R)/
                                           The Kent International
                                           Growth Fund

                                           The Kent Index Equity Fund

----------------------------------------
  MESSAGE TO SHAREHOLDERS
----------------------------------------

Dear Kent Fund Shareholder:

     The 1995 annual report to shareholders of The Kent Funds includes a new feature - a "Market Overview" from Kent Fund portfolio managers that explains how and why equity markets performed as they did in 1995. It also explains the strategy followed by the portfolio managers to increase your returns without undue risk.

     In addition, you will continue to find information about the performance of individual funds. Individual fund reports have been streamlined so that they are easier to read and more convenient to use.

     While we have changed the format of our annual report to keep investors better informed, we have not altered our investment goal of providing investors with good value and opportunities for growth without undue risk.

     This report provides a great deal of information about The Kent Funds, but you may still have questions. Please call us at 1-800-633-KENT (1-800-633-5368). A Kent Funds Specialist is available to assist you. We are always pleased to answer questions from shareholders.

Sincerely,

The Kent Funds

                                                                           -----
                                                                             1
                                                                           -----

----------------------------------------
  EQUITY MARKET OVERVIEW
----------------------------------------

     The U.S. stock market's 1995 performance would have earned it a standing ovation if it were performing on stage.

     With the Dow Jones Industrial Average, the S&P 500 and the NASDAQ composite index each jumping in value by more than a third, investors had much to applaud. At that rate, the average stock would double in value in less than three years.

     The bull market convinced many investors that equities were the best place to invest -- and their continuing flow of cash helped fuel the market's nearly uninterrupted growth.

     Interest rate increases and downsizings of 1994 primed the market for its 1995 performance. Interest rates trended back downward during 1995, which not only boosted corporate earnings, but made investments in stocks a more attractive alternative. Reduced overhead also contributed to corporate America's bottom line, keeping profits - and stock prices - robust throughout the year.

     Investors not only benefited from tremendous gains, they also enjoyed a relatively smooth ride. The market was less volatile in 1995 than it has been in any year since the mid-'60s.

U.S. MARKET LEADS

     U.S. stocks led the world in 1995, as international economies generally failed to match the slow but steady economic growth and low inflation that sent U.S. stocks soaring. Internationally, stocks were inconsistent. Some European markets, such as the United Kingdom and Sweden, enjoyed solid growth while others, such as Italy and Austria, underperformed. Emerging-market stocks suffered, and the economic powerhouse of Japan barely managed a positive performance, with stocks up less than 1%.

     Within the U.S. market, large-cap issues exceeded expectations and continued to outperform small-cap and mid-cap issues. Large-cap companies enjoyed exceptional profits, primarily because of extensive downsizing. While large-cap stocks already seemed overvalued by mid-year, they continued to climb throughout 1995. The performance of large-cap issues helped make 1995 an especially good year for index funds and growth and income funds.

     The best performing sectors for the Kent equity funds were financial services and technology stocks, although technology stocks were more volatile than their overall performance indicates. After three quarters of unmitigated growth, technology issues stumbled in the fourth quarter. Semiconductor issues in particular suffered, in some cases losing half of their value as a result of disappointing earnings. Some other technology issues, however, recorded outstanding gains throughout the year. Internet-related stocks, for example, were especially strong during the fourth quarter.

     Financial services stocks were more consistent. Spurred by low interest rates, consumer demand and merger activity, first bank stocks then insurance company stocks advanced faster than the market as a whole.

-----
  2
-----

                                        ----------------------------------------
                                                        EQUITY MARKET OVERVIEW
                                        ----------------------------------------

     The biggest disappointment of the year was the retail sector, which barely participated in the bull market. With consumer debt at an all-time high, consumers were making few unnecessary purchases. Many retailers and apparel makers saw their stocks tumble during the fourth quarter as a result of lackluster Christmas sales.

TRENDS FOR 1996

     If the market deserved a standing ovation for 1995, what does it do for an encore in 1996?

     It is highly unlikely that 1996 returns will be anywhere near as high as 1995 returns. Conditions could, however, remain favorable for investors. Corporate profits are not expected to sustain the growth enjoyed in 1995, but we believe interest rates should remain stable and may even move somewhat lower, which would help advance the market.

     Federal budget negotiations between the Republican-controlled Congress and Democratic President were deadlocked as the year ended, and it was still unclear what impact the budget negotiations would have on the markets in 1996. Congressional resolve to balance the budget initially helped boost stock prices, but fear of a government default on Treasury obligations had a negative impact on prices as the year ended.

     We expect sectors that trailed the market in 1995 are likely to be front runners in 1996. Overall, that means a shift from large-cap issues to small-cap issues. It also means investment in international stocks especially in Japan, and a greater emphasis on consumer durables. Continuing cold weather could also help boost prices for energy and utility stocks.

DEFENSIVE MEASURES

     Defensive measures have already been taken to help investors in the Kent equity funds reduce risk in 1996 and benefit from those sectors that are expected to outperform the market.

     While we expect a significant correction sometime in 1996, continuing inflows could keep the market buoyed through most or even all of 1996. Investors who are tempted to take their money out of stocks at the first sign of a correction should learn from the market performance of 1995. Investors who thought stocks were overpriced at mid-year and who took their profits missed out on the continuing growth in the second half of 1995. Some investors moved out of equities during 1994's lackluster performance and missed 1995's bull market altogether. The lesson to be learned from 1995 is that equities markets can be unpredictable, and that the best way to invest in stocks is to invest for the long term.

                                                                           -----
                                                                             3
                                                                           -----

----------------------------------------
  PORTFOLIO REVIEWS
----------------------------------------

THE KENT GROWTH AND INCOME FUND
BY MICHAEL A. PETERSEN,
CO-PORTFOLIO MANAGER
AND
ANDREW H. FABIANO,
CO-PORTFOLIO MANAGER

     With an Institutional Class total return of 34.91%, and an Investment Class total return of 34.61%, before the deduction of sales charges, 1995 was a strong year for The Kent Growth and Income Fund. The Fund solidly outperformed the average growth and income fund tracked by Lipper Analytical Services, which finished the year with a 30.82% gain. The Standard & Poor's 500 Composite Stock Index had a return of 37.5%.

     The S&P 500's spectacular gain is due primarily to the performance of large-cap issues. The holdings in mid-cap issues kept the average growth and income fund from matching the gain of The Kent Growth and Income Fund and the S&P 500.

     The Kent Growth and Income Fund uses S&P 500 stocks as its investment universe, but is tilted toward lower-risk issues. With a beta of 0.87, the Fund is only 87% as volatile as the S&P 500 as a whole.

     Among the stocks that contributed to the Fund's good performance were Mellon Bank Corp., which was up 75.5%, from $30 5/8 at the beginning of 1995 to $53 3/4 at the end of the year. With orders for new aircraft picking up, Boeing Co. saw its stock price push forward 67.6%, from $46 3/4 to $78 3/8. The purchase of Digital Equipment Corp. ("DEC") stock when its price began to rise early in the third quarter also resulted in significant gains. DEC stock rose 92.9% for the year (40.5% in fourth quarter alone), from $33 1/4 to $64 1/8. DEC was purchased for The Kent Growth and Income Fund when its price was approximately $40.

--------------------------------------------------------------------------------
THE KENT GROWTH AND INCOME FUND

Distribution of Net Assets as of December 31, 1995
--------------------------------------------------
                           [PIE CHART APPEARS HERE]

     Pie chart representing the investments owned by the Growth and income Fund as of 12/31/95 appears on this page

     Communications                                         4.15
     Cash Equivalents & Net Other Assest & Liabilities      2.50
     Other                                                 22.34
     Energy                                                14.67
     Electric, Gas and Sanitary                            13.26
     Food and Beverage                                      8.06
     Chemical and Drugs                                     6.21
     Printing and Publishing                                5.42
     Banking                                                5.30
     General Merchandise                                    4.71
     Metals & Mining                                        4.61
     Aerospace and Defense                                  4.51
     Machinery                                              4.26

--------------------------------------------------------------------------------

     The worst performers were generally retail stocks, though retailer TJX Cos., Inc. was up 59.0% in the fourth quarter. It was purchased for The Kent Growth and Income Fund at $12 and finished the year at $18 7/8. Wal-Mart was less fortunate, reporting only a 5.3% gain for the year, from $21 1/4 to $22 3/8.

OUTLOOK

     During 1996, the Fund will continue to be defensively postured, concentrating on low beta, mid-cap issues with below-market price-to-book ratios. We expect the retail and energy sector to perform better than the market in 1996. Domestic oil companies are attractive because of their low betas and sensitivity to rising oil demand.

-----
  4
-----

                                        ----------------------------------------
                                                             PORTFOLIO REVIEWS
                                        ----------------------------------------

--------------------------------------------------------------------------------

THE KENT GROWTH AND INCOME FUND
Average Annual Return as of December 31, 1995
--------------------------------------------------------------------------------

                              INVESTMENT CLASS*            INSTITUTIONAL CLASS
                             (inception: 12/1/92)          (inception: 11/2/92)
--------------------------------------------------------------------------------
        One Year                    29.18%                           34.91%
     Three Years                    13.31%                           14.83%
    Life of Fund                    13.08%                           15.44%

* Reflects 4.00% sales charge.

Growth of $10,000 Investment Comparison with the Standard & Poor's 500
Composite Stock Index
--------------------------------------------------------------------------------
                             [PLOT POINTS TO COME]


[GRAPH APPEARS HERE]



      A mountain chart comparing the growth of $10,000 invested in institutional and investment shares of the Growth And Income Fund and the Standard & Poor's 500 Index appears here:

                                    Start                 End
      Institutional Shares
            Fund                    $10,000               $15,743
            S&P 500 Index           10,000                15,984
      Investment Shares
            Fund                    $9,600                $14,606
            S&P 500 Index           10,000                15,327



                             Past performance is no guarantee of future
                             performance. The investment return and principal
[GRAPH APPEARS HERE]         value will fluctuate so that your shares, when
                             redeemed, may be worth more or less than the original cost. Performance for each class will differ based on differences in sales charges and expenses for each class of shares. Return figures and investment values are quoted after deducting class expenses and sales charges (if applicable).
                             Investment class shares are sold with a maximum front-end sales charge of 4.00%. The Standard &
                             Poor's 500 Composite Stock Index is an unmanaged index of 500 leading stocks. Total returns reflect the reinvestment of all dividends and capital gains distributions.

--------------------------------------------------------------------------------

                                                                           -----
                                                                             5
                                                                           -----

----------------------------------------
  PORTFOLIO REVIEWS
----------------------------------------

THE KENT SMALL COMPANY GROWTH FUND

BY MICHAEL A. PETERSEN,
CO-PORTFOLIO MANAGER
AND
ANDREW H. FABIANO,
CO-PORTFOLIO MANAGER

     While large-cap stocks led the stock market's charge, The Kent Small Company Growth Fund still recorded an Institutional Class total return of 23.75% and an Investment Class total return of 23.47%, before the deduction of sales charges.

     The Russell 2000 Index, benefiting from its over-the-counter exposure, ended 1995 with a return of 28.46%, while the average small-cap growth fund tracked by Lipper Analytical Services recorded a return of 31.54%, boosted by strong gains from technology over the counter stocks. The Kent Small Company Growth Fund carries less volatility than the Russell 2000, with an average beta of 0.88, compared to a beta of 1.00 for the Russell 2000 Index.

     Financial services, technology and consumer noncyclical stocks performed exceptionally well throughout the year. Because of efforts to reduce the cost of health care, managed care companies were especially strong in the consumer noncyclical sector. Within the Fund, some stocks performed exceptionally well, in a few cases more than doubling in price by December 31, 1995. Americredit Corp., which specializes in consumer and auto loans, was up 127%, from $6 to $13 5/8. Safeguard Scientifics, which invests in new technologies, soared 330%, from $11 1/2 to $49 1/2; PHP Healthcare Corp., a full-service health-care company, was up 334%, from $5 3/4 to $25, and Diana Corp., a food distribution company, advanced 363%, from $5 3/4 to $26 5/8.

--------------------------------------------------------------------------------

THE KENT SMALL COMPANY GROWTH FUND
Distribution of Net Assets as of December 31, 1995
--------------------------------------------------
                           [PIE CHART APPEARS HERE]



     Pie chart representing the investments owned by the Small Company Growth Fund as of 12/31/95 appears on this page

     Other Common Stocks                                      44.37
     Cash Equivalents & Net Other Assets & Liabilites          3.11
     Electric, Gas and Sanitary                               10.63
     Building and Construction                                 6.73
     Chemicals & Drugs                                         3.69
     Insurance                                                 6.14
     Manufacturing Industries                                  4.77
     Banking                                                   4.47
     Oil and Gas Extraction                                    3.84
     Primary Metal Industry                                    3.36
     Retail                                                    4.47
     Electric and Electronic Machinary                         4.42

--------------------------------------------------------------------------------

     Consumer cyclicals, materials and some precious metals performed poorly in 1995. The Fund's worst performers were in the retail sector, including Bradlees, Inc., which was down 90%, from $11 5/8 to $1 1/8 by December 31, 1995, and Caldor, which was down 85%, from $22 1/4 to $3 1/4 by year end 1995.

OUTLOOK

     In December we began rebalancing the portfolio, adding 120 new stocks that account for more than 15% of the portfolio. We feel we are now well positioned for 1996 to take advantage of the significant under performance of small-cap value stocks over the past year.

-----
  6
-----

                                        ----------------------------------------
                                                             PORTFOLIO REVIEWS
                                        ----------------------------------------

--------------------------------------------------------------------------------

THE KENT SMALL COMPANY GROWTH FUND
Average Annual Return as of December 31, 1995
--------------------------------------------------------------------------------

                              INVESTMENT CLASS*            INSTITUTIONAL CLASS
                             (inception: 12/4/92)          (inception: 11/2/92)
--------------------------------------------------------------------------------
        One Year                    18.53%                           23.75%
     Three Years                    11.51%                           13.09%
    Life of Fund                    11.86%                           15.43%

* Reflects 4.00% sales charge.

Growth of $10,000 Investment Comparison
with the Russell 2000 Index
--------------------------------------------------------------------------------
                            [PLOT POINTS TO COME]

[GRAPH APPEARS HERE]


       A mountain chart comparing the growth of $10,00 invested in institutional and investment shares of the Small Company Growth Fund and the Russell 2000 Index appears here:

                                             Start           End
       Institutional Shares
              Fund                           $10,000         $15,742
              Russell 2000                   10,000          16,709
       Investment Shares
              Fund                           $9,600          $14,111
              Russell 2000                   10,000          15,521



                             Past performance is no guarantee of future
                             performance. The investment return and principal
[GRAPH APPEARS HERE]         value will fluctuate so that your shares, when
                             redeemed, may be worth more or less than the original cost. Performance for each class will differ based on differences in sales charges and expenses for each class of shares. Return figures and investment values are quoted after deducting class expenses and sales charges (if applicable).
                             Investment class shares are sold with a maximum front-end sales charge of 4.00%. The Russell 2000
                             Index is an unmanaged index of 2,000 small capitalization stocks. Total returns reflect the reinvestment of all dividends and capital gain distributions.

--------------------------------------------------------------------------------

                                                                           -----
                                                                             7
                                                                           -----

----------------------------------------
  PORTFOLIO REVIEWS
----------------------------------------

THE KENT INTERNATIONAL GROWTH FUND

BY MICHAEL A. PETERSEN,
CO-PORTFOLIO MANAGER
AND
DAVID C. EDER,
CO-PORTFOLIO MANAGER

     The Kent International Growth Fund outperformed its benchmarks during 1995. With a 13.00% Institutional Class total return and 12.86% Investment Class total return before the deduction of sales charges, the Fund exceeded both the Morgan Stanley Europe, Australia and Far East Index (EAFE Index), which had a return of 11.20%, and the average international fund tracked by Lipper, which gained 9.35%.

     A currency hedging strategy reduced volatility and added 0.80% to the Fund's return during 1995 as the dollar strengthened. Dollars invested in international funds are converted to foreign currencies when securities are purchased internationally, but are converted back to dollars when calculating fund performance. The resulting currency translation boosted returns for international funds when the dollar was weakening, but reduced returns when the dollar was strengthening. The Kent International Growth Fund's hedging strategy protected investors' international gains in a rising dollar market during 1995.

     The Kent International Growth Fund benefited from its lower exposure to Japanese stocks compared to other international funds. Japanese stocks gained only 0.7% in 1995 because of a weak economy, an earthquake and a banking crisis. Some other Pacific Basin stocks performed well - Hong Kong, for example, gained 22.6%, recovering its 1994 losses. The Pacific Basin, however, is dominated by Japan, so the overall gain for Pacific Basin stocks was just 2.8% for the year.

--------------------------------------------------------------------------------

THE KENT INTERNATIONAL GROWTH FUND
Distribution of Net Assets as of December 31, 1995
--------------------------------------------------
                           [PIE CHART APPEARS HERE]



      Pie chart representing the investments owned by the International Equity Fund as of 12/31/95 appears on this page

     Other Countries                                      14.57%
     Cash Equivalents & Net Other Assets & Liabilities     5.54
     France                                                7.96
     Germany                                               9.70
     Japan                                                33.39
     Netherlands                                           3.55
     Switzerland                                           5.27
     United Kingdom                                       16.50
     Italy                                                 3.52

--------------------------------------------------------------------------------

     The Kent International Growth Fund also benefited from a lack of exposure to emerging markets, which performed poorly in 1995, and from an overweighted exposure to European stocks. Overall, European stocks, which accounted for 60% of the portfolio, advanced 21.6%.

     U.K. stocks, which accounted for 16.5% of the portfolio, advanced 21.3%. Stocks in Switzerland, which accounted for 5.3% of the portfolio, were up 44.1%, while stocks in Sweden, which accounted for 1.7% of the portfolio, were up 33.4%. Lagging stocks in Europe included Germany, which gained 16.4%, and Italy, which gained just 1%.

OUTLOOK

     The Fund uses the EAFE Index as its benchmark, reflecting the broad international diversification the Fund has grown. Small shifts in country-by-country weightings took place at the end of 1995 to position the Fund to take advantage of markets that are expected to improve in 1996. Because we expect Japan's stock market to outperform in 1996, the Fund's weight in Japanese stocks

-----
  8
-----

                                        ----------------------------------------
                                                             PORTFOLIO REVIEWS
                                        ----------------------------------------


was increased from 31% to 33%, and is currently targeted to reach 36%. In Europe, a small percentage of holdings in the United Kingdom were shifted to Germany and Italy. U.K. stock now accounts for 17% of the portfolio, down from 21%.

     The Fund will continue to take advantage of opportunities to hedge foreign currency exposure in 1996.

--------------------------------------------------------------------------------

THE KENT INTERNATIONAL GROWTH FUND
Average Annual Return as of December 31, 1995
---------------------------------------------

                             INVESTMENT CLASS*            INSTITUTIONAL CLASS
                            (inception: 12/4/92)          (inception: 12/4/92)
--------------------------------------------------------------------------------
        One Year                    8.36%                           13.00%
     Three Years                   14.08%                           15.87%
    Life of Fund                   13.77%                           15.57%

* Reflects 4.00% sales charge.

Growth of $10,000 Investment Comparison with the Morgan Stanley Europe, Australia and Far East Index; the Morgan Stanley Europe Index and the Morgan Stanley Pacific Index
--------------------------------------------------------------------------------
                            [PLOT POINTS TO COME]


[GRAPH APPEARS HERE]


      A mountain chart comparing the growth of $10,000 invested in institutional and investment shares of the International Equity Fund, the Morgan Stanley Pacific Index, the Morgan Stanley Europe Index and the Morgan Stanley Europe, Australia and Far East Index appears here:

                                                   Start         End

      Institutional Shares
             Fund                                  $10,000       $15,601
             Morgan Stanley Pacific
              Index                                10,000        16,495
             Morgan Stanley Europe
              Index                                10,000        15,353
             Morgan Stanley Europe,
              Austraila and Far East
              Index                                10,000        15,597
             Investment Shares
             Fund                                  $9,600        $14,868
             Morgan Stanley Pacific
              Index                                10,000        16,495
             Morgan Stanley Europe
              Index                                10,000        15,353
             Morgan Stanley Europe
              Australia and Far East
              Index                                10,000        15,597


                             Past performance is no guarantee of future
                             performance. The investment return and principal
[GRAPH APPEARS HERE]         value will fluctuate so that your shares, when
                             redeemed, may be worth more or less than the original cost. Performance for each class will differ based on differences in sales charges and expenses for each class of shares. Return figures and investment values are quoted after deducting class expenses and sales charges (if applicable).
                             Investment class shares are sold with a maximum front-end sales charge of 4.00%. The Morgan Stanley
                             Europe, Australia and Far East Index is an unmanaged index of European, Australian and Far
                             East stocks. The Morgan Stanley Europe Index and the Morgan Stanley Pacific Index are unmanaged indexes of stocks in their respective regions.
                             Total returns reflect the reinvestment of all dividends and capital gain distributions.

--------------------------------------------------------------------------------

                                                                           -----
                                                                             9
                                                                           -----

----------------------------------------
  PORTFOLIO REVIEWS
----------------------------------------

THE KENT INDEX EQUITY FUND

BY MICHAEL A. PETERSEN,
CO-PORTFOLIO MANAGER
AND
DAVID C. EDER,
CO-PORTFOLIO MANAGER

     With an Institutional Class total return of 36.23%, and an Investment Class total return of 35.81%, before the deduction of sales charges, The Kent Index Equity Fund easily outperformed the average growth and income fund tracked by Lipper Analytical Services, which gained 30.82%. The S&P 500 Index gained 37.5%.

     1995 was the best year for large-cap issues since 1958. Stocks that performed especially well during the 12 months ended December 31, 1995 included U.S. Air, which was up 203%, opening at $4 3/8 and closing at $13 1/4; Boston Scientific Corp., which jumped 139%, from $20 1/2 to $49, and Sun Microsystems Corp., which rose 157%, from $17 3/4 to $45 5/8. Sun's Java, a popular Internet product, was an important factor in Sun's 44.8% fourth-quarter gain. The stock of First Interstate Bancorp benefited from efforts to take over the bank and rose 102%, from $67 5/8 to $136 1/2.

--------------------------------------------------------------------------------

THE KENT INDEX EQUITY FUND
Distribution of Net Assets as of December 31, 1995
--------------------------------------------------
                           [PIE CHART APPEARS HERE]

     Energy                                                     9.50%
     Electric, Gas & Sanitary                                   4.41%
     Communications                                            10.09%
     Food & Beverage                                            7.62%
     Other                                                     29.41%
     Chemical & Drugs                                          10.77%
     Banking                                                    6.60%
     Machinery                                                  4.85%
     General Merchandise                                        2.92%
     Electric & Electronic Machinery                            6.48%
     Insurance                                                  3.87%
     Cash Equivalents & Net Other Assets & Liabilities          3.48%

--------------------------------------------------------------------------------

OUTLOOK

     We do not expect returns for 1996 to approach 1995's gains. Large-cap companies will find it difficult to sustain the growth in profits that boosted their stocks in 1995. However, low interest rates and continuing capital inflows by investors could help buoy the market, producing better-than-expected gains for S&P 500 stocks.

-----
 10
-----

                                        ----------------------------------------
                                                             PORTFOLIO REVIEWS
                                        ----------------------------------------

--------------------------------------------------------------------------------

THE KENT INDEX EQUITY FUND
Average Annual Return as of December 31, 1995
-----------------------------------------------

                              INVESTMENT CLASS*            INSTITUTIONAL CLASS
                            (inception: 11/25/92)          (inception: 11/2/92)
--------------------------------------------------------------------------------
        One Year                    30.33%                           36.23%
     Three Years                    12.79%                           14.45%
    Life of Fund                    12.98%                           15.23%

* Reflects 4.00% sales charge.


Growth of $10,000 Investment Comparison with the Standard & Poor's 500 Composite Stock Index
--------------------------------------------------------------------------------
                             [PLOT POINTS TO COME]

[GRAPH APPEARS HERE]


        Pie chart representing the investments owned by the Index Equity Fund as of 12/31/95 appears on this page

        Communications                                             10.09
        Cash Equivalents & Net Other Assets & Liabilities           3.48
        Other                                                      29.41
        Energy                                                      9.50
        Electric, Gas and Sanitary                                  4.41
        Food and Beverage                                           7.62
        Chemical and Drugs                                         10.77
        Banking                                                     6.60
        General Merchandise                                         2.92
        Machinery                                                   4.85
        Insurance                                                   3.87
        Electric and Electronic Machinary                           6.48

        A mountain chart comparing the growth of $10,000 invested in institutional and investment shares of the Index Equity Fund and the S&P 500 Index appears here:

                                                  Start        End
        Institutional Shares
               Fund                               $10,000      $15,653
               S&P 500                            10,000       15,984
        Investment Shares
               Fund                               $9,600       $15,327
               S&P 500                            10,000       14,594




                             Past performance is no guarantee of future
                             performance. The investment return and principal
[GRAPH APPEARS HERE]         value will fluctuate so that your shares, when
                             redeemed, may be worth more or less than the
                             original cost. Performance for each class will
                             differ based on differences in sales charges and
                             expenses for each class of shares. Return figures
                             and investment values are quoted after deducting
                             class expenses and sales charges (if applicable).
                             Investment class shares are sold with a maximum
                             front-end sales charge of 4.00%. The Standard &
                             Poor's 500 Composite Stock Index is an unmanaged
                             index of 500 leading stocks. Total returns reflect
                             the reinvestment of all dividends and capital gains
                             distributions.
--------------------------------------------------------------------------------

                                                                           -----
                                                                             11
                                                                           -----

                              INVESTMENT ADVISER
                                 Old Kent Bank
                            Grand Rapids, MI 49503


                                  DISTRIBUTOR
                       440 Financial Distributors, Inc.
                          290 Donald Lynch Boulevard
                              Marlboro, MA 01752

This report is submitted for the general information of shareholders of The Kent Growth and Income Fund, The Kent Small Company Growth Fund, The Kent International Growth Fund and The Kent Index Equity Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the funds, which contains more information concerning the funds' investment policies, as well as fees and expenses and other pertinent information. Read the prospectus carefully before investing.

The performance indexes used for comparison in this report, including the Standard & Poor's 500 Composite Stock Index, the Morgan Stanley Europe, Australia and Far East Index, the Morgan Stanley Europe Index, the Morgan Stanley Pacific Index and the Russell 2000 Index are unmanaged indexes and do not include the effects of annual and operating expenses or sales charges experienced by the funds.

[LOGO APPEARS HERE]     Shares of the funds are not deposits or obligations of,
                        or guaranteed or endorsed by Old Kent Bank or any of its affiliates. Shares of the funds are not federally insured by the U.S. Government, the Federal Deposit
                        Insurance Corporation, the Federal Reserve Board or any other agency. Investment return and principal value will vary as a result of market conditions and other factors so that shares of the funds, when redeemed, may be worth more or less than their original cost. An investment in the funds involves investment risks, including the possible loss of principal.

-----
 12
-----

------------


                 GROWTH AND INCOME FUND
  The Kent       PORTFOLIO OF INVESTMENTS
  Funds          DECEMBER 31, 1995
------------

                                                                                               VALUE
   SHARES                                                                                     (NOTE 2)
   ------                                                                                     --------
COMMON STOCKS - 97.50%
                ENERGY - 14.67%
    107,600     Amoco Corp.............................................................    $   7,733,750
     48,700     Atlantic Richfield Co..................................................        5,393,525
    117,000     Chevron Corp...........................................................        6,142,500
     35,600     Dresser Industries, Inc................................................          867,750
    124,700     Exxon Corp.............................................................        9,991,588
     25,000     Helmerich & Payne, Inc.................................................          743,750
     58,800     Louisiana Land & Exploration Co........................................        2,521,050
    107,900     McDermott International, Inc...........................................        2,373,800
     30,100     Mobil Corp.............................................................        3,371,200
     78,100     Oryx Energy Co.*.......................................................        1,044,588
     99,800     Peco Energy Co.........................................................        3,006,475
    125,000     Phillips Petroleum Co..................................................        4,265,625
      5,500     Royal Dutch Petroleum Co., ADR.........................................          776,188
     55,000     Schlumberger, Ltd......................................................        3,808,750
    101,100     Sun Co., Inc...........................................................        2,767,613
     20,000     Tenneco, Inc...........................................................          992,500
     59,900     Texaco, Inc............................................................        4,702,150
                                                                                           -------------
                                                                                              60,502,802
                                                                                           -------------
                ELECTRIC, GAS AND SANITARY - 13.26%
    103,600     American Electric Power, Inc...........................................        4,195,800
     97,900     Baltimore Gas & Electric Co............................................        2,790,150
    136,000     Consolidated Edison Co. of New York....................................        4,352,000
     38,900     Cooper Industries, Inc.................................................        1,429,575
    131,800     Detroit Edison Co......................................................        4,547,100
     45,700     Dominion Resources, Inc................................................        1,885,125
     45,000     FPL Group, Inc.........................................................        2,086,875
     19,400     Houston Industries, Inc................................................          470,450
    356,100     Niagara Mohawk Power Corp..............................................        3,427,463
     20,400     Nicor, Inc.............................................................          561,000
     38,500     Northern States Power Co...............................................        1,891,313
     18,700     Oneok, Inc.............................................................          427,763
    163,400     Pacific Gas & Electric Co..............................................        4,636,475
    159,400     Pacificorp.............................................................        3,387,250
    170,400     Public Service Enterprise Group, Inc...................................        5,218,500
    318,100     SCE Corp...............................................................        5,646,275
    111,700     Texas Utilities Co.....................................................        4,593,663
     75,700     Union Electric Co......................................................        3,160,475
                                                                                           -------------
                                                                                              54,707,252
                                                                                           -------------
                                                                                               VALUE
   SHARES                                                                                     (NOTE 2)
   ------                                                                                     --------
                FOOD AND BEVERAGE - 8.06%
     76,700     Anheuser-Busch Cos., Inc...............................................    $   5,129,313
    195,665     Archer-Daniels-Midland Co..............................................        3,521,970
     61,300     Campbell Soup Co.......................................................        3,678,000
     35,900     Conagra, Inc...........................................................        1,480,875
     62,000     CPC International, Inc.................................................        4,254,750
     69,800     Fleming Cos., Inc......................................................        1,439,625
     54,700     General Mills, Inc.....................................................        3,158,925
     25,100     Kellogg Co.............................................................        1,938,975
    105,200     McDonald's Corp........................................................        4,747,150
     20,000     Quaker Oats Co.........................................................          690,000
     92,600     Seagram Co., Ltd.......................................................        3,206,275
                                                                                           -------------
                                                                                              33,245,858
                                                                                           -------------
                CHEMICAL AND DRUGS - 6.21%
     55,100     Abbott Laboratories....................................................        2,300,425
    111,300     Bristol-Myers Squibb Co................................................        9,557,888
     21,200     Clorox Co..............................................................        1,518,450
     19,200     Dow Chemical Co........................................................        1,351,200
     91,000     duPont (E.I.) De Nemours & Co..........................................        6,358,625
      9,700     Monsanto Co............................................................        1,188,250
     16,700     Pfizer, Inc............................................................        1,052,100
     24,600     Procter & Gamble Co....................................................        2,041,800
      4,500     Schering-Plough Corp...................................................          246,375
                                                                                           -------------
                                                                                              25,615,113
                                                                                           -------------
                PRINT AND PUBLISHING - 5.42%
     94,000     Dun & Bradstreet Corp..................................................        6,086,500
     96,100     Gannett Co., Inc.......................................................        5,898,138
     14,000     McGraw-Hill Cos., Inc..................................................        1,219,750
    114,200     Moore Corp., Ltd.......................................................        2,126,975
     27,900     New York Times, Co., Class A...........................................          826,538
     47,500     Tribune Co.............................................................        2,903,438
     69,300     Union Camp Corp........................................................        3,300,413
                                                                                           -------------
                                                                                              22,361,752
                                                                                           -------------

                      See Notes to Financial Statements.

------------


                 GROWTH AND INCOME FUND
  The Kent       PORTFOLIO OF INVESTMENTS (CONTINUED)
  Funds          DECEMBER 31, 1995
------------

                                                                                               VALUE
   SHARES                                                                                     (NOTE 2)
   ------                                                                                     --------
                BANKING - 5.30%
     56,200     Bankers Trust New York Corp............................................    $   3,737,300
     27,400     Boatmen's Bancshares, Inc..............................................        1,119,975
     48,000     Corestates Financial Corp..............................................        1,818,000
     15,000     First Union Corp.......................................................          834,375
     30,400     Keycorp................................................................        1,102,000
     44,900     Mellon Bank Corp.......................................................        2,413,375
     42,300     Morgan (J.P.) & Co., Inc...............................................        3,394,575
     30,000     National City Corp.....................................................          993,750
     70,700     Norwest Corp...........................................................        2,333,100
     10,000     Suntrust Banks, Inc....................................................          685,000
     20,000     U.S. Bancorp...........................................................          672,500
     60,000     Wachovia Corp..........................................................        2,745,000
                                                                                           -------------
                                                                                              21,848,950
                                                                                           -------------
                GENERAL MERCHANDISE - 4.71%
     30,400     Penney (J.C.), Inc.....................................................        1,447,800
     10,000     Sears Roebuck & Co.....................................................          390,000
     70,000     TJX Cos., Inc..........................................................        1,321,250
     23,700     Unilever, ADR..........................................................        3,335,775
    545,600     Wal-Mart Stores, Inc...................................................       12,207,800
     55,200     Woolworth Corp.........................................................          717,600
                                                                                           -------------
                                                                                              19,420,225
                                                                                           -------------
                METALS AND MINING - 4.61%
     27,200     Aluminum Co. of America................................................        1,438,200
     74,400     Barrick Gold Corp......................................................        1,962,300
     46,200     Cyprus Amax Minerals Co................................................        1,206,975
    100,700     Echo Bay Mines, Ltd....................................................        1,044,763
     28,000     Inland Steel Industries, Inc...........................................          703,500
    129,400     Minnesota Mining & Manufacturing Co....................................        8,572,750
     40,608     Newmont Mining Corp....................................................        1,837,512
     18,500     Phelps Dodge Corp......................................................        1,151,625
     35,000     USX-U.S. Steel Group, Inc..............................................        1,076,250
                                                                                           -------------
                                                                                              18,993,875
                                                                                           -------------
                                                                                               VALUE
   SHARES                                                                                     (NOTE 2)
   ------                                                                                     --------
                AEROSPACE AND DEFENSE - 4.51%
     27,800     Boeing Co..............................................................    $   2,178,825
     41,800     Lockheed Martin Corp...................................................        3,302,200
    106,200     Raytheon Co............................................................        5,017,950
     77,900     Rockwell International Corp............................................        4,118,963
     42,100     United Technologies Corp...............................................        3,994,238
                                                                                           -------------
                                                                                              18,612,176
                                                                                           -------------
                ELECTRICAL AND ELECTRONIC MACHINERY - 4.26%
    244,100     General Electric Co....................................................       17,575,200
                                                                                           -------------
                COMMUNICATIONS - 4.15%
     40,000     Alltel Corp............................................................        1,180,000
    122,700     American Telephone & Telegraph Corp....................................        7,944,825
     33,100     NYNEX Corp.............................................................        1,787,400
      5,500     Pacific Enterprises....................................................          155,375
    128,500     Pacific Telesis Group..................................................        4,320,813
     87,700     Tele-Communications, Inc., Class A*....................................        1,743,038
                                                                                           -------------
                                                                                              17,131,451
                                                                                           -------------
                MACHINERY - 3.87%
     63,300     Digital Equipment Corp.*...............................................        4,059,113
     38,000     General Signal Corp....................................................        1,230,250
      8,200     Ingersoll-Rand Co......................................................          288,025
     97,900     International Business Machines Corp...................................        8,982,325
     30,000     Pitney-Bowes, Inc......................................................        1,410,000
                                                                                           -------------
                                                                                              15,969,713
                                                                                           -------------
                TOBACCO - 3.16%
     69,800     American Brands, Inc...................................................        3,114,812
     60,300     Philip Morris Cos., Inc................................................        5,457,150
    133,900     UST, Inc...............................................................        4,468,913
                                                                                           -------------
                                                                                              13,040,875
                                                                                           -------------

                      See Notes to Financial Statements.

------------


                 GROWTH AND INCOME FUND
  The Kent       PORTFOLIO OF INVESTMENTS (CONTINUED)
  Funds          DECEMBER 31, 1995
------------

                                                                                               VALUE
   SHARES                                                                                     (NOTE 2)
   ------                                                                                     --------
                TRANSPORTATION EQUIPMENT - 3.01%
     37,800     General Motors Corp....................................................    $   1,998,675
     35,300     Genuine Parts Co.......................................................        1,447,300
    137,700     Navistar International*................................................        1,445,850
     50,100     Textron, Inc...........................................................        3,381,750
     53,200     TRW, Inc...............................................................        4,123,000
                                                                                           -------------
                                                                                              12,396,575
                                                                                           -------------
                INSURANCE - 2.51%
     32,600     Aetna Life & Casualty Co...............................................        2,257,550
     64,500     Alexander & Alexander Services, Inc....................................        1,225,500
     26,600     Cigna Corp.............................................................        2,746,450
     37,000     Marsh & McLennan Cos...................................................        3,283,750
     15,200     St. Paul Cos., Inc.....................................................          845,500
                                                                                           -------------
                                                                                              10,358,750
                                                                                           -------------
                PAPER - 1.64%
    178,600     International Paper Co.................................................        6,764,475
                                                                                           -------------
                TRANSPORTATION - 1.46%
     31,000     AMR Corp.*.............................................................        2,301,750
     20,600     CSX Corp...............................................................          939,875
     27,400     Norfolk Southern Corp..................................................        2,174,875
     49,200     Yellow Corp............................................................          608,850
                                                                                           -------------
                                                                                               6,025,350
                                                                                           -------------
                BUILDING MATERIALS - 1.42%
     15,700     Briggs & Stratton Corp.................................................          680,988
    107,900     Home Depot, Inc........................................................        5,165,713
                                                                                           -------------
                                                                                               5,846,701
                                                                                           -------------
                                                                                               VALUE
   SHARES                                                                                     (NOTE 2)
   ------                                                                                     --------
                MEDICAL SUPPLIES - 1.23%
     81,200     Bausch & Lomb, Inc.....................................................    $   3,217,550
     44,000     Baxter International, Inc..............................................        1,842,500
                                                                                           -------------
                                                                                               5,060,050
                                                                                           -------------
                APPAREL STORES - 1.13%
    136,700     Limited, Inc...........................................................        2,375,163
     81,200     Reebok International, Ltd..............................................        2,293,900
                                                                                           -------------
                                                                                               4,669,063
                                                                                           -------------
                FINANCIAL SERVICES - 0.69%
     80,500     Salomon, Inc...........................................................        2,857,750
                                                                                           -------------
                BUILDING AND CONSTRUCTION - 0.65%
     58,400     PPG Industries, Inc....................................................        2,671,800
                                                                                           -------------
                RETAIL - 0.43%
     50,000     American Stores Co.....................................................        1,337,500
     14,700     Walgreen Co............................................................          439,163
                                                                                           -------------
                                                                                               1,776,663
                                                                                           -------------
                MANUFACTURING INDUSTRIES - 0.37%
     43,100     Corning, Inc...........................................................        1,379,200
      5,900     Jostens, Inc...........................................................          143,075
                                                                                           -------------
                                                                                               1,522,275
                                                                                           -------------
                LUMBER AND WOOD - 0.31%
     29,600     Weyerhaeuser Co........................................................        1,280,200
                                                                                           -------------

                      See Notes to Financial Statements.

------------


                 GROWTH AND INCOME FUND
  The Kent       PORTFOLIO OF INVESTMENTS (CONTINUED)
  Funds          DECEMBER 31, 1995
------------

                                                                                               VALUE
   SHARES                                                                                     (NOTE 2)
   ------                                                                                     --------
                CONGLOMERATES - 0.26%
     50,000     Ogden Corp.............................................................    $   1,068,750
                                                                                           -------------
                TEXTILES - 0.20%
     33,100     Fruit of The Loom, Inc., Class A*......................................          806,813
                                                                                           -------------
                TOTAL COMMON STOCKS....................................................      402,130,457
                (Cost $338,847,577)                                                        -------------
  PAR VALUE
  ---------
COMMERCIAL PAPER - 3.68%
$15,189,479     General Motors Acceptance Corp.
                6.05%,01/02/1996.......................................................       15,189,479
                                                                                           -------------
                TOTAL COMMERCIAL PAPER.................................................       15,189,479
                (Cost $15,189,479)                                                         -------------

TOTAL INVESTMENTS - 101.18%............................................................      417,319,936
(Cost $354,037,056)**                                                                      -------------

NET OTHER ASSETS AND LIABILITIES - (1.18)%.............................................       (4,869,344)
                                                                                           -------------
TOTAL NET ASSETS - 100.00%.............................................................    $ 412,450,592
                                                                                           =============

----------------------------------------
*   Non-income producing security.
** Aggregate cost for Federal income tax purposes is $354,389,659. ADR American Depository Receipt.

                      See Notes to Financial Statements.

------------


                 SMALL COMPANY GROWTH FUND
  The Kent       PORTFOLIO OF INVESTMENTS
  Funds          DECEMBER 31, 1995
------------

                                                                                               VALUE
   SHARES                                                                                     (NOTE 2)
   ------                                                                                     --------
                COMMON STOCK - 96.89%
                ELECTRIC, GAS AND SANITARY - 10.63%
     94,900     Allwaste, Inc.*........................................................    $     450,775
     74,200     American Waste Services, Inc., Class A*................................          148,400
     16,300     Aquarion Co............................................................          415,650
     60,400     Aquila Gas Pipeline Corp...............................................          777,650
     38,150     Atmos Energy Corp......................................................          877,450
     17,700     Bangor Hydro-Electric Co...............................................          203,550
     33,100     Bay State Gas Co.......................................................          918,525
     54,400     Berry Petroleum Co., Class A...........................................          550,800
     35,700     Black Hills Corp.......................................................          883,575
    100,200     Calgon Carbon Corp.....................................................        1,202,400
     15,500     California Water Service Co............................................          505,688
     22,050     Cascade Natural Gas Corp...............................................          355,566
     42,700     Central Hudson Gas & Electric Corp.....................................        1,318,363
     80,400     Central Maine Power Co.................................................        1,155,750
     29,200     Central Vermont Public Service Corp....................................          390,551
     41,700     Chesapeake Energy Corp.*...............................................        1,386,525
      9,000     Chesapeake Utilities Corp..............................................          131,625
     26,100     Cilcorp, Inc...........................................................        1,105,988
     26,100     Commonwealth Energy System.............................................        1,167,975
     10,400     Compania Boliviana De Energia
                   Electrica, SA.......................................................          345,800
     21,700     Connecticut Energy Corp................................................          482,825
     24,600     Connecticut Natural Gas Corp...........................................          575,026
     56,100     Dames & Moore, Inc.....................................................          680,213
      8,100     Davis Water & Waste Industries, Inc....................................          117,450
     34,400     Empire District Electric Co............................................          614,901
     27,100     Energen Corp...........................................................          653,788
     31,400     Energy Ventures, Inc.*.................................................          792,850
      7,900     Energynorth, Inc.......................................................          140,225
     17,000     Environmental Elements Corp.*..........................................           34,000
     16,200     E'Town Corp............................................................          488,026
     11,500     Green Mountain Power Corp..............................................          319,125
     55,900     Indiana Energy, Inc....................................................        1,334,613
     88,100     International Technology Corp.*........................................          231,263
     23,700     Interstate Power Co....................................................          788,025
     25,500     Ionics, Inc.*..........................................................        1,109,250
     81,700     Kaneb Services, Inc.*..................................................          183,825
     33,000     Kimmins Environmental Service Corp.*...................................           82,500
     51,490     K.N. Energy, Inc.......................................................        1,499,646
     38,900     Laclede Gas Co.........................................................          821,763
     68,900     Louis Dreyfus Natural Gas Corp.*.......................................        1,042,113
     61,400     Mid-American Waste Systems, Inc.*......................................          214,900
     43,500     New Jersey Resources Corp..............................................        1,310,438
     71,600     NGC Corp...............................................................          635,450
     15,700     North Carolina National Gas............................................          392,500
     19,000     Northwestern Public Service Co.........................................          532,000
     22,700     NUI Corp...............................................................          397,250

                                                                                               VALUE
   SHARES                                                                                     (NOTE 2)
   ------                                                                                     --------
                ELECTRIC, GAS AND SANITARY (CONTINUED)
     38,700     OHM Corp.*.............................................................    $     285,413
     33,800     Orange & Rockland Utilities, Inc.......................................        1,208,350
     13,700     Pennsylvania Enterprises, Inc..........................................          518,888
     46,100     Public Service Co. of North Carolina, Inc..............................          824,038
      8,600     Raytech Corp.*.........................................................           24,725
    149,700     Rollins Environmental Services, Inc.*..................................          430,388
     41,300     Sanifill, Inc.*........................................................        1,378,388
    139,000     Sithe-Energies, Inc.*..................................................          834,000
     26,600     South Jersey Industries, Inc...........................................          615,126
     19,500     Southern California Water Co...........................................          394,875
     28,600     Southern Union Co.*....................................................          722,150
     52,500     Southwest Gas Corp.....................................................          925,313
     63,700     Southwestern Energy Co.................................................          812,175
      9,700     St. Joseph Light & Power Co............................................          344,350
     26,800     TNP Enterprises, Inc...................................................          502,500
     28,200     Trigen Energy Corp.....................................................          549,900
    398,500     Tucson Electric Power Co.*.............................................        1,294,946
     68,700     United Meridian Corp.*.................................................        1,193,663
     76,900     United Water Resources, Inc............................................          922,800
     53,300     U.S.A. Waste Services, Inc.*...........................................        1,006,038
     43,800     Wahlco Environmental Systems, Inc.*....................................           65,700
     58,600     Washington Energy Co...................................................        1,091,425
     63,900     Western Gas Resources, Inc.............................................        1,030,388
     35,800     Western Waste Industries*..............................................          980,026
     25,500     Yankee Energy System, Inc..............................................          643,875
     30,600     Zurn Industries, Inc...................................................          654,076
                                                                                           -------------
                                                                                              49,020,087
                                                                                           -------------
                BUILDING AND CONSTRUCTION - 6.73%
     39,500     AAR Corp...............................................................          869,000
      9,700     Ameron, Inc............................................................          364,963
     18,300     AMREP Corp.*...........................................................          107,513
     33,000     AMRE, Inc..............................................................          482,626
     20,600     Beazer Homes USA, Inc.*................................................          424,876
     33,900     Blanch (E.W.) Holdings.................................................          792,413
     43,700     Brooke Group, Ltd......................................................          393,300
     57,400     Calmat Co..............................................................        1,047,550
    292,300     Campbell Resources, Inc.*..............................................          292,300
     17,300     Catalina Lighting, Inc.*...............................................           84,338
     14,600     Cavalier Homes, Inc....................................................          302,950
     57,000     Centex Construction Products, Inc.*....................................          819,376
     37,700     Champion Enterprises, Inc.*............................................        1,163,988
     29,500     Cleveland-Cliffs, Inc..................................................        1,209,500
     24,800     Congoleum Corp., Class A*..............................................          266,600
     17,200     Continental Homes Holding Corp.........................................          423,551
     10,700     Culbro Corp.*..........................................................          525,638
     49,500     Dimon, Inc.............................................................          872,438

                      See Notes to Financial Statements.

------------


                 SMALL COMPANY GROWTH FUND
  The Kent       PORTFOLIO OF INVESTMENTS (CONTINUED)
  Funds          DECEMBER 31, 1995
------------

                                                                                               VALUE
   SHARES                                                                                     (NOTE 2)
   ------                                                                                     --------
                BUILDING AND CONSTRUCTION (CONTINUED)
     36,900     Dravo Corp.*...........................................................    $     442,800
     21,900     Elcor Corp.............................................................          476,325
     17,700     Eljer Industries, Inc.*................................................          190,275
     49,800     Falcon Building Products, Inc., Class A*...............................          479,325
     22,000     Furon Co...............................................................          440,000
     24,800     General Physics Corp...................................................           80,600
     28,450     Graco, Inc.............................................................          867,725
     15,000     Hughes Supply, Inc.....................................................          423,750
     20,700     Insteel Industries, Inc................................................          142,313
     73,000     Kasler Holding Co.*....................................................          474,500
     80,300     Kaufman & Broad Home Corp..............................................        1,194,463
     71,500     Lennar Corp............................................................        1,796,438
     47,300     MDC Holdings, Inc......................................................          337,013
     41,200     Medusa Corp............................................................        1,091,800
     22,400     Mestek, Inc.*..........................................................          263,200
     21,500     Morgan Productions, Ltd.*..............................................          126,313
     82,000     Morrison Knudsen Corp.*................................................          348,500
      1,600     Myers (L.E.) Co. Group.................................................           17,080
     21,800     M/I Schottenstein Homes, Inc.*.........................................          256,150
     31,600     Nortek, Inc.*..........................................................          371,300
     47,700     Oakwood Homes Corp.....................................................        1,830,488
     99,000     Payless Cashways, Inc.*................................................          420,750
     36,000     Ply-Gem Industries, Inc................................................          585,000
     88,900     Premdor, Inc.*.........................................................          688,975
    152,500     Presley Cos., Class A*.................................................          266,875
     26,200     Republic Gypsum Co.....................................................          366,800
     37,830     RMI Titanium Co.*......................................................          302,640
     38,400     Ryland Group, Inc......................................................          537,600
     42,800     Southdown, Inc.*.......................................................          834,600
     57,500     Spartech Corp..........................................................          402,500
     21,587     Standard Commercial Corp.*.............................................          213,172
     75,900     Standard-Pacific Corp..................................................          474,375
     36,400     Stone & Webster, Inc...................................................        1,305,850
     12,700     Thackeray Corp.*.......................................................           60,325
     22,200     Thor Industries, Inc...................................................          430,126
     75,400     Toll Brothers, Inc.*...................................................        1,734,200
     19,700     Washington Homes, Inc.*................................................          108,350
     17,651     Zemex Corp.*...........................................................          176,510
                                                                                           -------------
                                                                                              31,001,926
                                                                                           -------------
                INSURANCE - 6.14%
     25,400     Acceptance Insurance Cos., Inc.*.......................................          377,826
     35,300     Acordia, Inc...........................................................        1,054,588
     96,900     American Annuity Group, Inc............................................        1,150,688
     17,500     American Eagle Group, Inc..............................................          194,688
     34,400     American Heritage Life Investment Corp.................................          786,901
     22,100     Avemco Corp............................................................          353,600
     36,700     Capital Re Corp........................................................        1,128,525

                                                                                               VALUE
   SHARES                                                                                     (NOTE 2)
   ------                                                                                     --------
                INSURANCE (CONTINUED)
     43,500     Capitol American Financial Corp........................................    $     984,188
     38,200     Capsure Holdings Corp.*................................................          673,276
     44,600     Crawford & Co., Class A................................................          713,600
     28,900     Executive Risk, Inc....................................................          838,100
     32,900     Fidelity National Financial, Inc.......................................          612,763
     14,573     Financial Security Assurance Holdings, Ltd.............................          362,503
     28,300     First American Financial Corp..........................................          757,025
     35,210     Fremont General Corp...................................................        1,293,968
     32,300     Frontier Insurance Group, Inc..........................................        1,033,600
     34,500     Gallagher (Arthur J.) & Co.............................................        1,285,125
     27,500     HCC Insurance Holdings, Inc.*..........................................        1,017,500
     36,600     Hilb, Rogal & Hamilton Co..............................................          489,526
     38,900     Integon Corp...........................................................          802,313
     38,500     Life Re Corp...........................................................          962,500
     21,600     MMI Cos., Inc..........................................................          518,400
     73,500     National Education Corp.*..............................................          597,188
     28,200     NYMAGIC, Inc...........................................................          479,400
     30,600     Orion Capital Corp.....................................................        1,327,275
     49,000     Penncorp Financial Group, Inc..........................................        1,439,375
     42,100     Reinsurance Group of America...........................................        1,541,913
     14,950     RLI Corp...............................................................          373,750
     21,200     Security-Connecticut Corp..............................................          575,051
     45,400     Sphere Drake Holdings, Ltd.............................................          635,600
     25,700     Vesta Insurance Group, Inc.............................................        1,400,650
     21,900     Warner Insurance Services, Inc.*.......................................           32,850
     30,100     Washington National Corp...............................................          831,513
     22,675     Waterhouse Investors Services, Inc.....................................          561,206
     14,700     Westbridge Capital Corp.*..............................................           97,388
     47,000     Zenith National Insurance Co...........................................        1,004,626
                                                                                           -------------
                                                                                              28,288,988
                                                                                           -------------
                MANUFACTURING INDUSTRIES - 4.77%
     18,700     Alamo Group, Inc.......................................................          336,600
     28,400     Alliant Techsystems, Inc.*.............................................        1,437,750
     28,800     Ameriquest Technologies, Inc.*.........................................           25,201
     33,900     Applied Power, Inc., Class A...........................................        1,017,000
     14,200     Artra Group, Inc.*.....................................................           86,976
     44,600     Banner Aerospace, Inc.*................................................          256,450
     40,800     Blyth Industries, Inc.*................................................        1,203,600
     61,300     BMC Industries, Inc....................................................        1,425,225
     24,900     Chart Industries, Inc..................................................          189,863
     22,800     Coastcast Corp.*.......................................................          230,851
     21,200     Computer Task Group, Inc...............................................          418,700
     12,500     Curtiss-Wright Corp....................................................          671,875
     27,100     ESCO Electronics Corp.*................................................          254,063
     39,900     Fairchild Corp., Class A*..............................................          339,150
     18,100     Hexcel Corp.*..........................................................          203,625

                      See Notes to Financial Statements.

------------


                 SMALL COMPANY GROWTH FUND
  The Kent       PORTFOLIO OF INVESTMENTS (CONTINUED)
  Funds          DECEMBER 31, 1995
------------

                                                                                               VALUE
   SHARES                                                                                     (NOTE 2)
   ------                                                                                     --------
                MANUFACTURING INDUSTRIES (CONTINUED)
     42,100     IMO Industries, Inc.*..................................................    $     289,438
     13,900     Keystone Consolidated Industries, Inc.*................................          159,850
     37,500     OEA, Inc...............................................................        1,120,313
     48,800     Outboard Marine Corp...................................................          994,301
     43,087     Paxar Corp.*...........................................................          570,903
     45,550     Precision Castparts Corp...............................................        1,810,613
     44,775     Rohr, Inc.*............................................................          643,641
     19,400     Sparton Corp.*.........................................................           84,876
     14,000     SPS Technologies, Inc.*................................................          747,251
     36,700     Standex International Corp.............................................        1,201,925
     17,600     Starrett (L.S.) Co., Class A...........................................          455,401
     33,400     Sturm Ruger & Co., Inc.................................................          914,326
     34,700     Talley Industries, Inc.*...............................................          299,288
      5,600     TCC Industries, Inc.*..................................................           11,200
     41,900     Thiokol Corp...........................................................        1,419,363
     25,000     Thomas Industries, Inc.................................................          587,500
     19,500     Tokheim Corp.*.........................................................          131,625
     12,600     Transtechnology Corp...................................................          170,100
     49,000     Tyler Corp.*...........................................................          134,750
     43,400     UNC, Inc.*.............................................................          260,400
     30,200     United Industrial Corp.................................................          173,650
     31,400     United States Can Corp.*...............................................          423,900
     18,600     Watkins-Johnson Co.....................................................          813,750
     21,000     Whittaker Corp.*.......................................................          456,750
                                                                                           -------------
                                                                                              21,972,043
                                                                                           -------------
                BANKING - 4.47%
     37,500     Centura Banks, Inc.....................................................        1,317,188
    102,000     City National Corp.....................................................        1,428,000
     41,700     Coast Savings Financial, Inc.*.........................................        1,443,863
     30,300     Colonial Bancgroup, Inc................................................          977,175
     31,900     Commercial Federal Corp................................................        1,204,225
    127,900     Dime Bancorp., Inc.*...................................................        1,486,838
     40,115     Downey Financial Corp..................................................          877,516
     38,800     F & M National Corp....................................................          776,000
      9,646     First Banks America, Inc.*.............................................          118,164
     55,600     First Commonwealth Financial Corp......................................          973,000
     18,326     First Republic Bancorp., Inc.*.........................................          240,529
     28,850     Firstbank Puerto Rico..................................................          645,519
     26,300     FirstFed Financial Corp.*..............................................          371,488
     91,800     Glendale Federal Savings Bank*.........................................        1,606,500
     29,900     Guaranty National Corp.................................................          459,713
     31,400     New York Bancorp., Inc.................................................          706,500
     41,900     North Fork Bancorp., Inc...............................................        1,057,975
     43,700     PEC Israel Economic Corp.*.............................................        1,054,263
     14,400     PonceBank..............................................................          165,600
     15,800     Sterling Bancorp.......................................................          197,500

                                                                                               VALUE
   SHARES                                                                                     (NOTE 2)
   ------                                                                                     --------
                BANKING (CONTINUED)
     71,900     TCF Financial Corp.....................................................    $   2,381,688
     60,375     Westcorp...............................................................        1,116,938
                                                                                           -------------
                                                                                              20,606,182
                                                                                           -------------
                RETAIL - 4.47%
     12,400     Alexander's, Inc.*.....................................................          861,800
     57,200     AnnTaylor Stores Corp.*................................................          586,300
     92,100     Bombay Co., Inc.*......................................................          587,138
     27,900     Bradlee's, Inc.........................................................           31,388
    100,900     Burlington Coat Factory Warehouse Corp.*...............................        1,034,225
     41,100     Caldor Corp.*..........................................................          133,575
     40,800     Carson Pirie Scott & Co.*..............................................          810,901
     70,500     Cash America International, Inc........................................          387,750
     50,300     Chaus (Bernard), Inc.*.................................................          182,338
     51,700     Claire's Stores, Inc...................................................          911,213
    122,100     CML Group, Inc.........................................................          625,763
     25,800     Cole National Corp., Class A*..........................................          357,976
     50,100     Fay's, Inc.............................................................          375,750
     16,600     Frederick's of Hollywood, Inc., Class A................................           70,550
     14,800     Frederick's of Hollywood, Inc., Class B................................           57,350
     25,500     Galoob (Lewis) Toys, Inc.*.............................................          299,625
     54,924     General Host Corp.*....................................................          219,696
     26,100     Gottschalks, Inc.*.....................................................          137,025
     83,200     Handleman Co...........................................................          478,400
     26,500     Hi-Lo Automotive*......................................................          135,813
     35,000     Hills Stores Co.*......................................................          345,626
     25,400     Intertan, Inc.*........................................................          184,150
     73,400     Levitz Furniture, Inc.*................................................          247,725
     13,400     Luria (L.) & Son, Inc.*................................................           68,675
     64,600     MacFrugal's Bargains-Close Outs, Inc.*.................................          904,400
     85,000     Musicland Stores Corp.*................................................          361,250
     76,100     Neiman-Marcus Group, Inc...............................................        1,788,350
     17,400     Oneita Industries, Inc.*...............................................          113,100
    136,400     Petrie Stores Corp.*...................................................          375,100
     93,540     Pier 1 Imports, Inc....................................................        1,064,018
     23,500     Rex Stores Corp.*......................................................          417,125
     53,250     Russ Berrie & Co., Inc.................................................          672,282
     79,400     Shopko Stores, Inc.....................................................          893,250
     47,600     Smart & Final, Inc.....................................................        1,011,500
     16,950     Sport Supply Group, Inc................................................          141,957
     51,700     Sports Authority, Inc.*................................................        1,053,388
     49,000     Sports & Recreation, Inc.*.............................................          349,125
     43,900     Syms Corp.*............................................................          329,250
     86,000     Tyco Toys, Inc.*.......................................................          387,000
     50,900     Unifirst Corp..........................................................          916,200
     79,300     Value City Department Stores, Inc.*....................................          535,275
     42,600     Venture Stores Inc.....................................................          143,776
                                                                                           -------------
                                                                                              20,587,098
                                                                                           -------------

                      See Notes to Financial Statements.

------------


                 SMALL COMPANY GROWTH FUND
  The Kent       PORTFOLIO OF INVESTMENTS (CONTINUED)
  Funds          DECEMBER 31, 1995
------------

                                                                                               VALUE
   SHARES                                                                                     (NOTE 2)
   ------                                                                                     --------
                ELECTRICAL AND ELECTRONIC MACHINERY - 4.42%
     30,600     Aeroflex, Inc.*........................................................    $     130,050
     48,200     Augat, Inc.............................................................          825,426
     26,000     Bairnco Corp...........................................................          149,500
     50,010     Baldor Electric Co.....................................................        1,006,451
     16,153     Bell Industries, Inc.*.................................................          363,443
     24,300     Core Industries, Inc...................................................          312,863
     12,800     CTS Corp...............................................................          483,200
     63,000     Dallas Semiconductor Corp..............................................        1,307,250
     39,600     DDL Electronics, Inc.*.................................................          103,950
     14,000     EDO Corp.*.............................................................           70,000
     16,100     Esterline Technologies Corp.*..........................................          380,363
     19,900     Fluke Corp.............................................................          751,225
     49,100     Genrad, Inc.*..........................................................          472,588
     12,800     Gleason Corp...........................................................          416,000
     15,300     Hubbell, Inc., Class A.................................................          950,513
     24,300     Kent Electronics Corp.*................................................        1,418,513
     23,900     Kollmorgen Corp........................................................          262,900
     24,757     Kuhlman Corp...........................................................          309,463
     32,900     Lamson & Sessions Co.*.................................................          254,975
     25,800     Logicon, Inc...........................................................          709,500
     60,300     Magnetek, Inc.*........................................................          489,938
     37,600     Marshall Industries, Inc.*.............................................        1,207,900
      4,600     MYR Group, Inc.........................................................           48,875
     43,300     Oak Industries, Inc.*..................................................          811,875
     27,100     Pacific Scientific Co..................................................          670,725
     28,200     Park Electrochemical Corp..............................................          930,600
     26,600     QMS, Inc.*.............................................................          119,700
     59,800     Rexel, Inc.*...........................................................          807,300
     14,900     SL Industries, Inc.....................................................          108,025
     14,200     Tech-Sym Corp.*........................................................          452,625
     19,100     Three-Five Systems, Inc.*..............................................          322,313
     33,700     Titan Corp.*...........................................................          240,113
     17,430     Titan Holdings, Inc....................................................          250,557
     30,100     Unitrode Corp.*........................................................          850,325
     29,000     Waxman Industries, Inc.*...............................................           23,562
      6,700     Whitehall Corp.*.......................................................          224,450
     30,400     Wyle Laboratories......................................................        1,067,801
    157,269     Zenith Electronics Corp.*..............................................        1,081,225
                                                                                           -------------
                                                                                              20,386,082
                                                                                           -------------
                                                                                               VALUE
   SHARES                                                                                     (NOTE 2)
   ------                                                                                     --------
                OIL AND GAS EXTRACTION - 3.84%
     56,400     Cabot Oil & Gas Corp., Class A.........................................    $     824,850
     39,600     Cross Timbers Oil Co...................................................          697,951
     29,800     Daniel Industries, Inc.................................................          424,650
     34,200     Gerrity Oil & Gas Corp.*...............................................          136,800
     31,300     Getty Petroleum Corp...................................................          422,550
     29,800     Giant Industries, Inc..................................................          365,050
     73,000     Global Natural Resources, Inc.*........................................          766,500
     49,000     Goodrich Petroleum Corp.*..............................................           39,813
     27,100     HS Resources, Inc.*....................................................          348,913
     31,900     International Colin Energy Corp.*......................................          151,525
     28,400     KCS Energy, Inc........................................................          426,000
    158,800     Mesa, Inc.*............................................................          595,500
     41,300     Newfield Exploration Co.*..............................................        1,115,100
     27,200     Nuevo Energy Co.*......................................................          608,601
     59,500     Oceaneering International, Inc.*.......................................          766,063
    136,700     Parker Drilling Co.*...................................................          837,288
     78,100     Quaker State Corp......................................................          986,013
     35,800     RPC Energy Services, Inc.*.............................................          326,676
     89,000     Smith International, Inc.*.............................................        2,091,500
     74,600     Snyder Oil Corp........................................................          904,525
     29,500     Stone Energy Corp.*....................................................          453,563
     16,560     Swift Energy Co.*......................................................          198,720
     62,000     Tesoro Petroleum Corp.*................................................          534,751
     51,800     Unit Corp.*............................................................          246,050
     23,400     USX-Delhi Group........................................................          242,776
     82,700     Varco International, Inc.*.............................................          992,400
     50,000     Vintage Petroleum, Inc.................................................        1,125,000
     67,600     Wainoco Oil Corp.*.....................................................          219,700
     23,940     Wilshire Oil Co. of Texas..............................................          140,648
     22,200     Wiser Oil Co...........................................................          266,400
     13,200     World Fuel Services Corp...............................................          209,550
     78,820     Zapata Corp.*..........................................................          246,313
                                                                                           -------------
                                                                                              17,711,739
                                                                                           -------------
                CHEMICAL AND DRUGS - 3.69%
     71,800     Acuson Corp.*..........................................................          888,525
     49,600     Alpharma, Inc., Class A................................................        1,295,800
     37,000     Arcadian Corp..........................................................          716,876
     27,200     Bindley Western Industries, Inc........................................          462,400
     35,100     Biocraft Laboratories, Inc.*...........................................          465,075
     27,300     Biowhittaker, Inc.*....................................................          208,163
     24,500     Chemed Corp............................................................          952,438
     11,600     Desoto, Inc.*..........................................................           40,600
     50,500     First Mississippi Corp.................................................        1,338,250
     41,900     Foxmeyer Health Corp.*.................................................        1,120,825
     23,500     Guardsman Products, Inc................................................          314,313
     24,500     Helene Curtis Industries, Inc..........................................          774,813

                      See Notes to Financial Statements.

------------


                 SMALL COMPANY GROWTH FUND
  The Kent       PORTFOLIO OF INVESTMENTS (CONTINUED)
  Funds          DECEMBER 31, 1995
------------

                                                                                               VALUE
   SHARES                                                                                     (NOTE 2)
   ------                                                                                     --------
                CHEMICAL AND DRUGS (CONTINUED)
     61,223     ICN Pharmaceuticals, Inc...............................................    $   1,178,543
     22,000     Learonal, Inc..........................................................          506,000
     56,200     Lilly Industries, Inc., Class A........................................          716,550
     33,000     Maybelline, Inc........................................................        1,196,250
     29,789     Molecular Biosystems, Inc.*............................................          204,800
     20,200     NCH Corp...............................................................        1,166,550
     36,300     Pharmaceutical Resources, Inc.*........................................          272,250
     28,900     Philadelphia Suburban Corp.............................................          599,675
     34,700     Rexene Corp............................................................          373,025
     19,113     Schawk, Inc............................................................          126,624
     24,800     Scott's Liquid Gold, Inc...............................................           71,300
    138,000     Sterling Chemicals, Inc.*..............................................        1,121,251
     54,000     Univar Corp............................................................          587,251
     44,100     Windmere Corp..........................................................          314,213
                                                                                           -------------
                                                                                              17,012,360
                                                                                           -------------
                PRIMARY METAL INDUSTRY - 3.36%
     21,100     Amcast Industrial Corp.................................................          385,075
     73,100     Birmingham Steel Corp..................................................        1,087,363
     29,600     Carpenter Technology Corp..............................................        1,217,300
     73,700     Chaparral Steel Co.....................................................        1,234,475
     17,900     Cold Metal Products, Inc.*.............................................           85,025
     38,450     Commercial Intertech Corp..............................................          696,907
     37,633     Commercial Metals Co...................................................          931,417
     37,600     Geneva Steel Co., Class A*.............................................          258,501
     77,200     Goldcorp, Inc., Class A................................................          907,100
     34,900     Handy & Harman.........................................................          575,850
     22,200     Huntco, Inc., Class A..................................................          341,326
     28,500     Imco Recycling, Inc....................................................          698,250
     10,500     International Aluminum Corp............................................          301,875
    131,400     Kaiser Aluminum Corp.*.................................................        1,708,200
     36,400     Lukens, Inc............................................................        1,046,500
     37,500     Nord Resources Corp.*..................................................           84,375
     73,100     Northgate Exploration, Ltd.*...........................................           63,963
     34,200     NS Group, Inc.*........................................................           85,500
     48,000     Oregon Steel Mills, Inc................................................          672,000
     11,700     Proler International Corp.*............................................           87,750
     25,400     Reliance Steel & Aluminum Co...........................................          527,050
     26,600     Todd Shipyards Corp.*..................................................          156,275
     23,297     Tredegar Industries, Inc...............................................          757,153
     90,700     WCI Steel, Inc.*.......................................................          396,813
    107,900     Weirton Steel Corp.*...................................................          445,088
     68,600     WHX Corp*..............................................................          746,025
                                                                                           -------------
                                                                                              15,497,156
                                                                                           -------------
                BUSINESS SERVICES - 3.09%
     47,400     Airborne Freight Corp..................................................        1,262,025
     74,900     Americredit Corp.*.....................................................        1,020,513
     25,000     Amvestors Financial Corp...............................................          293,750

                                                                                               VALUE
   SHARES                                                                                     (NOTE 2)
   ------                                                                                     --------
                BUSINESS SERVICES (CONTINUED)
    103,600     Anacomp, Inc.*.........................................................    $      16,188
     29,700     Barrett Resources Corp.*...............................................          872,438
     24,900     Berlitz International, Inc.*...........................................          410,850
     57,500     Borg-Warner Security Corp.*............................................          718,750
     48,900     CDI Corp.*.............................................................          880,200
     48,500     Church & Dwight Co., Inc...............................................          897,250
     34,200     Continuum, Inc.*.......................................................        1,350,900
     19,500     ECC International Corp.*...............................................          214,500
     23,300     GRC International, Inc.*...............................................          894,138
     21,800     Grubb & Ellis Co.*.....................................................           40,875
     29,800     ITT Educational Services, Inc.*........................................          733,826
     31,800     Mutual Risk Management, Ltd............................................        1,454,850
     15,800     Nashua Corp............................................................          215,275
     36,800     New England Business Service, Inc......................................          800,400
     21,900     Seitel, Inc.*..........................................................          774,713
     14,100     Union Corp.*...........................................................          260,850
     24,800     U.S. Delivery Systems, Inc.*...........................................          719,200
     23,900     Wackenhut Corp., Class A...............................................          430,200
                                                                                           -------------
                                                                                              14,261,691
                                                                                           -------------
                MEDICAL SERVICES - 2.72%
     13,100     Advocat, Inc.*.........................................................          145,738
     36,500     American Medical Response, Inc.*.......................................        1,186,250
     52,400     Coastal Healthcare Group, Inc.*........................................          707,400
      5,400     Comprehensive Care Corp.*..............................................           46,575
     98,800     Coram Healthcare Corp.*................................................          432,251
     16,900     DVI, Inc.*.............................................................          236,600
     42,270     Grancare, Inc.*........................................................          612,915
     29,400     Health Images, Inc.....................................................          213,150
     33,100     Health Plan Service Group*.............................................          827,500
     14,000     Hospital Staffing Services, Inc.*......................................           28,000
     32,200     Living Centers of America, Inc.*.......................................        1,127,000
     43,800     Multicare Cos., Inc.*..................................................        1,051,200
    161,900     Novacare, Inc.*........................................................          829,738
     28,900     PHP Healthcare Corp.*..................................................          722,500
     41,000     Regency Health Services, Inc.*.........................................          415,126
     46,400     Rightchoice Managed Care, Class A*.....................................          603,200
     36,300     Sierra Health Services, Inc.*..........................................        1,152,525
     16,300     United American Healthcare*............................................          163,000
     31,200     United Wisconsin Services, Inc.........................................          686,400
     30,700     Universal Health Services, Class B*....................................        1,362,313
                                                                                           -------------
                                                                                              12,549,381
                                                                                           -------------
                TRANSPORTATION EQUIPMENT - 2.68%
     55,400     Arvin Industries, Inc..................................................          914,100
     27,400     Capco Automotive Products..............................................          195,225
     22,600     China Tire Holdings, Ltd...............................................          180,800

                      See Notes to Financial Statements.

------------


                 SMALL COMPANY GROWTH FUND
  The Kent       PORTFOLIO OF INVESTMENTS (CONTINUED)
  Funds          DECEMBER 31, 1995
------------

                                                                                               VALUE
   SHARES                                                                                     (NOTE 2)
   ------                                                                                     --------
                TRANSPORTATION EQUIPMENT (CONTINUED)
     87,600     China Yuchai Ltd.......................................................    $     711,750
     18,300     Coachmen Industries, Inc...............................................          398,025
      9,900     Cobra Industries, Inc.*................................................                0
     61,200     Detroit Diesel Corp.*..................................................        1,139,851
     34,600     Discount Auto Parts, Inc.*.............................................        1,076,926
     76,200     Fruehauf Trailer Corp.*................................................          133,350
     80,100     Gencorp, Inc...........................................................          981,225
     35,100     Greenbrier Cos., Inc...................................................          425,588
     12,000     Howell Corp............................................................          172,500
     13,900     Kysor Industrial Corp..................................................          337,075
     15,000     PS Group, Inc..........................................................          161,250
     20,800     Scotsman Industries, Inc...............................................          366,600
     27,700     Skyline Corp...........................................................          574,775
     51,900     Smith (A.O.) Corp......................................................        1,076,925
     31,500     SPX Corp...............................................................          500,063
     32,500     Standard Motor Products, Inc...........................................          487,500
     41,400     Standard Products Co...................................................          729,676
     25,500     Terex Corp.*...........................................................          121,125
     69,300     Westinghouse Air Brake Co..............................................          736,313
     62,600     Winnebago Industries, Inc..............................................          485,150
     14,900     Wynn's International, Inc..............................................          441,413
                                                                                           -------------
                                                                                              12,347,205
                                                                                           -------------
                HOTELS AND LEISURE - 2.59%
     71,900     Alliance Entertainment Corp.*..........................................          683,050
     29,530     Anthony Industries, Inc................................................          679,190
     92,700     Aztar Corp.*...........................................................          741,600
    106,000     Bally Entertainment Corp.*.............................................        1,484,000
     26,700     Carmike Cinemas, Inc., Class A*........................................          600,750
    272,100     Cineplex Odeon Corp.*..................................................          408,150
     32,900     Cole (Kenneth)
                   Productions, Inc., Class A *........................................          616,875
     75,450     Grand Casinos, Inc.*...................................................        1,754,213
     15,700     Hammons (John Q.) Hotels, Inc.*........................................          145,225
     23,200     Harvey's Casino Resorts................................................          417,600
     34,700     Huffy Corp.............................................................          351,338
     74,500     International Family
                   Entertainment, Class B*.............................................        1,219,938
     22,900     Jackpot Enterprises, Inc...............................................          266,213
     73,000     Prime Hospitality Corp.*...............................................          730,000
    123,500     Roadmaster Industries, Inc.*...........................................          293,313
     38,600     Showboat, Inc..........................................................        1,018,076
     25,000     Trump Hotels & Casino Resort*..........................................          537,500
                                                                                           -------------
                                                                                              11,947,031
                                                                                           -------------
                MACHINERY - 2.50%
     12,200     Acme Electric Corp.*...................................................          111,325
     16,400     Acme-Cleveland Corp....................................................          307,500

                                                                                               VALUE
   SHARES                                                                                     (NOTE 2)
   ------                                                                                     --------
                MACHINERY (CONTINUED)
     54,700     Applied Magnetics Corp.*...............................................    $   1,018,788
     23,850     Bearings, Inc..........................................................          697,613
     39,000     BJ Services Co.*.......................................................        1,131,000
     21,400     Brown & Sharpe
                   Manufacturing Co., Class A*.........................................          219,350
     50,500     CMI Corp., Class A*....................................................          258,813
     91,000     Data General Corp.*....................................................        1,251,250
     32,000     Datapoint Corp.*.......................................................           40,000
     35,300     Electronic Associates, Inc.*...........................................          180,913
     58,900     Gerber Scientific, Inc.................................................          957,125
     57,400     Global Industries Technogies, Inc.*....................................        1,083,426
     39,900     Hunt Manufacturing Co..................................................          693,263
     54,600     Interlake Corp.*.......................................................          136,500
     22,500     Katy Industries, Inc...................................................          208,125
      9,300     Monarch Machine Tool Co................................................          116,250
     13,300     National-Standard Co.*.................................................          144,638
     31,200     OEC Medical Systems, Inc.*.............................................          304,200
     19,800     Par Technology Corp.*..................................................          178,200
     11,470     Portec, Inc.*..........................................................          110,399
     27,000     Safeguard Scientifics, Inc.*...........................................        1,336,500
      9,600     Sequa Corp., Class B*..................................................          379,200
     18,300     Tremont Corp.*.........................................................          304,238
      6,900     Twin Disc, Inc.........................................................          156,975
     36,000     Worldtex, Inc.*........................................................          207,000
                                                                                           -------------
                                                                                              11,532,591
                                                                                           -------------
                MEDICAL SUPPLIES - 2.25%
     73,200     Amsco International, Inc.*.............................................        1,088,850
     65,700     Ballard Medical Products...............................................        1,174,388
     70,000     Benson Eyecare Corp.*..................................................          630,000
     28,400     Cooper Cos., Inc.*.....................................................          213,000
     32,200     Diagnostic Products Corp...............................................        1,219,575
    197,300     Elscint, Ltd.*.........................................................          468,588
     36,000     Genesis Health Ventures, Inc.*.........................................        1,314,000
     32,100     Graham-Field Health Products, Inc.*....................................          108,338
     17,300     Isomedix, Inc.*........................................................          248,688
     21,500     Maxxim Medical, Inc.*..................................................          360,125
     35,000     Omnicare, Inc..........................................................        1,566,250
     76,200     Owens & Minor, Inc.....................................................          971,550
     13,700     Sterile Concepts Holdings, Inc.........................................          198,650
     44,600     Sunrise Medical, Inc.*.................................................          825,100
                                                                                           -------------
                                                                                              10,387,102
                                                                                           -------------
                TEXTILE PRODUCTS - 2.24%
     23,500     Angelica Corp..........................................................          481,750
     53,800     Authentic Fitness Corp.................................................        1,116,350
     18,400     Belding Heminway Co., Inc.*............................................           57,505
     24,200     Chic By His, Inc.*.....................................................          133,100

                      See Notes to Financial Statements.

------------


                 SMALL COMPANY GROWTH FUND
  The Kent       PORTFOLIO OF INVESTMENTS (CONTINUED)
  Funds          DECEMBER 31, 1995
------------

                                                                                               VALUE
   SHARES                                                                                     (NOTE 2)
   ------                                                                                     --------
                TEXTILE PRODUCTS (CONTINUED)
     60,300     Delta Woodside Industries, Inc.........................................    $     399,488
     35,200     Dyersburg Corp.........................................................          176,000
     25,000     Farah, Inc.*...........................................................          118,750
     21,600     Fieldcrest Cannon, Inc.*...............................................          359,100
     29,100     Galey & Lord, Inc.*....................................................          312,825
     34,700     Guilford Mills, Inc....................................................          707,013
     53,000     Hancock Fabrics, Inc...................................................          477,000
     80,700     Hartmarx Corp.*........................................................          353,063
     15,000     He-Ro Group, Ltd.*.....................................................            6,094
     26,225     Johnston Industries, Inc...............................................          209,800
     52,350     Kellwood Co............................................................        1,066,631
      5,100     Munsingwear, Inc.*.....................................................           33,150
     21,500     Oxford Industries, Inc.................................................          360,125
     66,200     Phillips-Van Heusen Corp...............................................          653,726
     26,300     Pillowtex Corp.........................................................          305,738
     37,200     Salant Corp.*..........................................................          144,151
     23,400     Signal Apparel Co., Inc.*..............................................          169,650
     28,300     Texas Industries, Inc..................................................        1,499,900
     21,200     Texfi Industries, Inc.*................................................           58,300
     74,500     Triarc Cos., Inc.*.....................................................          819,500
     73,900     Tultex Corp.*..........................................................          304,838
                                                                                           -------------
                                                                                              10,323,547
                                                                                           -------------
                TECHNOLOGY - 2.22%
     17,500     American Precision Industries, Inc.....................................          194,688
     52,100     Ameridata Technologies, Inc.*..........................................          501,463
     48,100     Aviall, Inc............................................................          450,938
     37,500     BBN Corp.*.............................................................        1,542,188
     45,400     Bell & Howell Holdings Co.*............................................        1,271,200
     27,400     Checkpoint Systems, Inc.*..............................................        1,024,075
    216,900     Chyron Corp.*..........................................................          596,475
    109,300     Computervision Corp.*..................................................        1,680,488
     27,400     CSS Industries, Inc.*..................................................          602,800
     12,300     Cycare Systems, Inc.*..................................................          315,188
     19,800     Franklin Electronic Publishers, Inc.*..................................          584,100
     47,600     National Data Corp.....................................................        1,178,100
     16,500     Sterling Electronics Corp.*............................................          282,563
                                                                                           -------------
                                                                                              10,224,266
                                                                                           -------------
                FINANCIAL SERVICES - 2.18%
     47,100     American Banknote Corp.*...............................................           58,875
     21,900     Atalanta Sosnoff Capital Corp..........................................          317,550
     27,200     CMAC Investment Corp...................................................        1,196,800
     14,000     Duff & Phelps Corp.....................................................          201,251
     44,000     Enhance Financial Services Group, Inc..................................        1,171,501
     71,700     Ideon Group, Inc.......................................................          725,963
     25,400     Insignia Financial Group, Inc., Class A *..............................          977,900

                                                                                               VALUE
   SHARES                                                                                     (NOTE 2)
   ------                                                                                     --------
                FINANCIAL SERVICES (CONTINUED)
     63,900     National Auto Credit, Inc.*............................................    $   1,038,375
     37,400     North American Mortgage Co.............................................          794,750
     43,200     Phoenix Duff & Phelps Corp.............................................          297,042
     15,300     Pioneer Financial Services, Inc........................................          283,050
     46,100     Primark Corp...........................................................        1,383,000
     31,100     Sherwood Group, Inc.*..................................................          268,238
     39,400     Student Loan Corp......................................................        1,339,600
                                                                                           -------------
                                                                                              10,053,895
                                                                                           -------------
                CAPITAL GOODS - 2.17%
     68,800     Cone Mills Corp.*......................................................          774,000
      9,700     Greiner Engineering, Inc...............................................          130,950
     43,600     Hayes Wheels International, Inc........................................        1,117,250
     51,900     ICF Kaiser International, Inc.*........................................          220,575
     41,300     Kaydon Corp............................................................        1,254,488
     22,000     Matlack Systems, Inc.*.................................................          192,500
     43,100     Mueller Industries, Inc.*..............................................        1,260,675
     31,500     Osmonics, Inc.*........................................................          641,813
     28,800     Paragon Trade Brands, Inc.*............................................          673,201
     14,100     Puerto Rican Cement Co., Inc...........................................          467,063
     39,500     Robertson-Ceco Corp.*..................................................          202,438
     20,300     St. John Knits, Inc....................................................        1,078,438
     29,775     Titan Wheel International, Inc.........................................          483,844
     15,850     Watsco, Inc............................................................          283,319
     32,400     Wolverine Tube, Inc.*..................................................        1,215,000
                                                                                           -------------
                                                                                               9,995,554
                                                                                           -------------
                FOOD AND BEVERAGE - 2.13%
     20,600     Chart House Enterprises, Inc.*.........................................          123,600
     25,851     Chock Full O'Nuts Corp.*...............................................          135,718
     46,300     CKE Restaurants, Inc...................................................          740,800
     10,526     Diana Corp.*...........................................................          280,255
     95,900     Foodmaker, Inc.*.......................................................          563,413
     69,200     Hudson Foods, Inc., Class A............................................        1,193,700
     44,600     International Multifoods Corp..........................................          897,576
     25,500     Orange Co., Inc.*......................................................          197,625
     27,000     Penn Traffic Co.*......................................................          405,000
     25,200     Piccadilly Cafeterias, Inc.............................................          239,400
     68,400     Pilgrim's Pride Corp...................................................          470,250
     36,125     Rykoff-Sexton, Inc.*...................................................          632,188
     27,400     Rymer Foods, Inc.*.....................................................           27,400
     65,100     Savannah Foods Industries, Inc.........................................          740,513
     50,400     Sbarro, Inc............................................................        1,083,600
     69,100     Sizzler International, Inc.............................................          293,675
     40,200     Smucker (J.M.) Co., Class B............................................          773,850
     14,100     Spaghetti Warehouse, Inc.*.............................................           70,500
     27,100     Super Food Services, Inc...............................................          352,300

                      See Notes to Financial Statements.

------------


                 SMALL COMPANY GROWTH FUND
  The Kent       PORTFOLIO OF INVESTMENTS (CONTINUED)
  Funds          DECEMBER 31, 1995
------------

                                                                                               VALUE
   SHARES                                                                                     (NOTE 2)
   ------                                                                                     --------
                FOOD AND BEVERAGE (CONTINUED)
     63,500     TCBY Enterprises, Inc..................................................    $     254,000
     28,775     Uno Restaurant Corp.*..................................................          197,828
     15,500     Volunteer Capital Corp.*...............................................          147,250
                                                                                           -------------
                                                                                               9,820,441
                                                                                           -------------
                INDUSTRIAL SERVICES - 2.02%
     22,600     ABM Industries, Inc....................................................          627,150
     51,300     Advo, Inc..............................................................        1,333,800
     34,500     Carlisle Cos., Inc.....................................................        1,392,938
     43,900     Carlisle Plastics, Inc.*...............................................          197,550
     36,600     Clarcor, Inc...........................................................          745,726
      8,200     Continental Can Co., Inc.*.............................................          134,275
     17,000     Corrpro Cos., Inc.*....................................................          106,250
     35,850     Idex Corp..............................................................        1,469,850
      9,100     Kerr Group, Inc.*......................................................           91,000
     32,400     LSB Industries, Inc....................................................          141,751
     19,000     Manitowoc Co., Inc.....................................................          581,875
     40,200     Measurex Corp..........................................................        1,135,650
     36,000     Publicker Industries, Inc.*............................................           85,501
     17,900     TRC Cos., Inc.*........................................................          116,350
     21,300     URS Corp.*.............................................................          149,100
     37,250     U.S. Filter Corp.*.....................................................          991,782
                                                                                           -------------
                                                                                               9,300,548
                                                                                           -------------
                METAL AND MINING - 1.98%
     91,200     Agnico-Eagle Mines, Ltd................................................        1,151,400
    155,400     Amax Gold, Inc.*.......................................................        1,126,650
     45,600     Ashland Coal, Inc......................................................          974,701
     40,600     Atlas Corp.*...........................................................           55,826
     40,000     Brush Wellman, Inc.....................................................          690,000
     32,000     Castech Aluminum Group, Inc.*..........................................          432,000
     24,900     Chase Brass & Copper Co., Inc.*........................................          314,363
     38,200     Coeur D'Alene Mines Corp...............................................          654,176
    182,200     FMC Gold Co............................................................          751,576
    119,200     Hecla Mining Co.*......................................................          819,501
     18,900     Pittston Minerals Group................................................          262,238
     18,700     Sinter Metals, Inc., Class A*..........................................          231,413
    468,772     Sunshine Mining & Refining Co.*........................................          644,562
     17,200     Westmoreland Coal Co.*.................................................           45,150
     70,300     Zeiglar Coal Holding Co................................................          975,413
                                                                                           -------------
                                                                                               9,128,969
                                                                                           -------------
                                                                                               VALUE
   SHARES                                                                                     (NOTE 2)
   ------                                                                                     --------
                CONSUMER CYCLICAL - 1.58%
     22,925     Bush Industries, Inc., Class A.........................................    $     449,903
     17,900     Cooker Restaurant Corp.................................................          201,375
     19,500     GC Cos., Inc.*.........................................................          653,250
     64,600     Glamis Gold, Ltd.......................................................          403,750
     48,500     Marcus Corp............................................................        1,327,688
     37,500     Material Sciences Corp.*...............................................          557,813
     26,900     McWhorter Technologies, Inc.*..........................................          396,775
     17,200     Oil-Dri Corp. of America...............................................          268,750
     41,700     O'Sullivan Industries, Inc.*...........................................          276,263
     16,400     Quantum Restaurant Group, Inc.*........................................          184,500
     24,100     Rhodes, Inc.*..........................................................          234,975
     53,600     Rouge Steel Co., Class A...............................................        1,273,000
     66,500     Starter Corp.*.........................................................          465,500
     29,300     Syratech Corp.*........................................................          589,663
                                                                                           -------------
                                                                                               7,283,205
                                                                                           -------------
                SECURITY BROKERS AND DEALERS  - 1.55%
     21,600     Advest Group, Inc.*....................................................          183,600
     30,000     Alex Brown, Inc........................................................        1,260,000
     29,850     Inter-Regional Financial Group.........................................          753,713
     15,800     Interstate/Johnson Lane, Inc...........................................          167,875
     30,300     Legg Mason, Inc........................................................          833,250
     22,900     McDonald & Co. Investments, Inc........................................          412,200
     38,950     Morgan Keegan, Inc.....................................................          491,744
     42,300     Piper Jaffray Cos., Inc................................................          581,625
     47,680     Quick & Reilly Group, Inc..............................................          977,440
     50,725     Raymond James Financial, Inc...........................................        1,071,566
     11,300     Rodman & Renshaw Capital Group, Inc.*..................................           19,775
     15,400     Stewart Information Services Corp......................................          331,100
     10,163     Stifel Financial Corp..................................................           67,330
                                                                                           -------------
                                                                                               7,151,218
                                                                                           -------------
                TRANSPORTATION - 1.25%
     32,800     Alaska Air Group, Inc.*................................................          533,000
     43,100     Brilliance China
                   Automotive Holdings, Ltd............................................          172,400
     33,600     Continental Airlines, Inc., Class A*...................................        1,428,000
     16,550     International Shipholding Corp.........................................          343,413
     29,500     Maritrans, Inc.........................................................          173,313
     76,100     OMI Corp.*.............................................................          494,650
    113,600     Rollins Truck Leasing Corp.............................................        1,263,801
     44,600     Teekay Shipping Corp...................................................        1,053,676
     28,700     Worldcorp, Inc.*.......................................................          287,000
                                                                                           -------------
                                                                                               5,749,253
                                                                                           -------------

                      See Notes to Financial Statements.

------------


                 SMALL COMPANY GROWTH FUND
  The Kent       PORTFOLIO OF INVESTMENTS (CONTINUED)
  Funds          DECEMBER 31, 1995
------------

                                                                                               VALUE
   SHARES                                                                                     (NOTE 2)
   ------                                                                                     --------
                COMMUNICATION - 1.20%
     12,400     Aydin Corp.*...........................................................    $     187,550
     21,100     Dycom Industries, Inc.*................................................          118,688
     45,100     General Datacomm Industries, Inc.*.....................................          772,338
     64,500     Harte-Hanks Communications, Inc........................................        1,273,875
     18,885     Intellicall, Inc.*.....................................................           70,819
     44,900     Network Equipment Technologies, Inc.*..................................        1,229,138
     21,700     Plantronics, Inc.*.....................................................          783,913
      1,900     Telecom Corp.*.........................................................            3,800
     58,100     True North Communications..............................................        1,074,850
                                                                                           -------------
                                                                                               5,514,971
                                                                                           -------------
                HOME FURNISHINGS - 1.08%
     14,200     Chromcraft Revington, Inc.*............................................          378,075
     21,300     Crown Crafts, Inc......................................................          244,950
     49,900     Ekco Group, Inc........................................................          293,163
     35,600     Ethan Allen Interiors, Inc.*...........................................          725,351
     22,900     Fabri-Centers of America, Inc., Class A*...............................          303,425
      9,300     General Housewares Corp................................................           80,213
    124,300     Interco, Inc.*.........................................................        1,118,700
     55,200     Mikasa, Inc.*..........................................................          745,200
     27,000     Oneida, Ltd............................................................          475,876
     33,950     Rowe Furniture Corp....................................................          148,532
     22,300     Shelby Williams Industries, Inc........................................          262,025
     28,200     Tandycrafts, Inc.*.....................................................          222,076
                                                                                           -------------
                                                                                               4,997,586
                                                                                           -------------
                WHOLESALE DURABLE GOODS - 0.93%
     23,700     Ampco-Pittsburgh Corp..................................................          254,775
      9,600     Dynamics Corp. of America..............................................          235,200
     80,600     Fedders Corp...........................................................          463,450
     34,380     Harman International Industries, Inc...................................        1,379,498
     18,200     National Presto Industries, Inc........................................          723,450
     59,500     Royal Appliance Manufacturing Co.*.....................................          148,750
     18,800     Toastmaster, Inc.......................................................           75,200
     31,200     Toro Co................................................................        1,025,701
                                                                                           -------------
                                                                                               4,306,024
                                                                                           -------------

                PRINTING AND PUBLISHING - 0.83%
    114,100     American Media, Inc., Class A..........................................          484,925
     34,000     CPI Corp...............................................................          544,000
     14,600     Martin Lawrence Limited Editions, Inc.*................................            8,213
     33,400     Nelson (Thomas), Inc...................................................          434,200
     27,900     Playboy Enterprises, Inc., Class A*....................................          244,125
     49,600     Playboy Enterprises, Inc., Class B*....................................          415,400
     35,425     Pulitzer Publishing Co.................................................        1,691,544
                                                                                           -------------
                                                                                               3,822,407
                                                                                           -------------
                                                                                               VALUE
   SHARES                                                                                     (NOTE 2)
   ------                                                                                     --------
                CONSUMER STAPLES - 0.83%
     39,583     Carr-Gottstein Foods Co.*..............................................    $     227,602
     67,500     Duty Free International, Inc...........................................        1,080,000
     48,700     Interstate Bakeries Corp...............................................        1,089,663
     37,200     Libbey, Inc............................................................          837,000
     76,600     Playtex Products, Inc.*................................................          574,500
                                                                                           -------------
                                                                                               3,808,765
                                                                                           -------------
                PAPER - 0.75%
     30,900     American Business Products, Inc........................................          880,650
     40,800     Ennis Business Forms...................................................          499,800
     30,600     Lydall, Inc.*..........................................................          696,150
     34,600     Pope & Talbot, Inc.....................................................          458,450
     39,800     West Co., Inc..........................................................          935,300
                                                                                           -------------
                                                                                               3,470,350
                                                                                           -------------
                SHOES - 0.74%
     18,300     Barry (R.G.) Corp.*....................................................          356,850
     44,500     Brown Group, Inc.......................................................          634,125
     41,400     Converse, Inc.*........................................................          170,776
      9,600     Fuqua Enterprises, Inc.*...............................................          178,800
     60,400     Genesco, Inc.*.........................................................          211,400
     56,900     L.A. Gear Inc.*........................................................           99,575
     27,000     Timberland Co., Class A*...............................................          536,625
     39,325     Wolverine World Wide, Inc..............................................        1,238,738
                                                                                           -------------
                                                                                               3,426,889
                                                                                           -------------
                PACKAGING AND CONTAINERS - 0.72%
     40,100     Aptargroup, Inc........................................................        1,498,738
     42,900     Interpool, Inc.........................................................          766,838
     16,600     Sea Containers, Ltd, Class B...........................................          286,350
     10,200     Sun Coast Industries, Inc.*............................................           68,850
     39,500     Zero Corp..............................................................          701,125
                                                                                           -------------
                                                                                               3,321,901
                                                                                           -------------
                ADVERTISING - 0.52%
     22,500     Catalina Marketing Corp.*..............................................        1,411,875
     36,700     National Media Corp.*..................................................          770,700
     24,400     Transmedia Network, Inc................................................          228,751
                                                                                           -------------
                                                                                               2,411,326
                                                                                           -------------
                FABRICATED METAL PRODUCTS - 0.44%
     22,600     Allied Products Corp...................................................          542,400
     15,900     Barnes Group, Inc......................................................          572,400
     21,300     Fansteel, Inc..........................................................          146,438
     14,500     Hi-Shear Industries, Inc.*.............................................          105,125
     33,300     Quanex Corp............................................................          645,188
                                                                                           -------------
                                                                                               2,011,551
                                                                                           -------------

                      See Notes to Financial Statements.

------------


                 SMALL COMPANY GROWTH FUND
  The Kent       PORTFOLIO OF INVESTMENTS (CONTINUED)
  Funds          DECEMBER 31, 1995
------------

                                                                                               VALUE
   SHARES                                                                                     (NOTE 2)
   ------                                                                                     --------
                CONGLOMERATES - 0.31%
     11,600     Craig Corp.*...........................................................    $     114,550
     76,200     Griffon Corp.*.........................................................          685,800
     45,700     Metromedia International Group, Inc.*..................................          639,800
                                                                                           -------------
                                                                                               1,440,150
                                                                                           -------------
                TELEVISION AND BROADCASTING - 0.29%
     49,600     BET Holdings, Inc., Class A*...........................................        1,134,600
     10,900     Gray Communications Systems, Inc.......................................          194,837
                                                                                           -------------
                                                                                               1,329,437
                                                                                           -------------
                REAL ESTATE - 0.25%
     13,100     Christiana Cos., Inc.*.................................................          294,750
     13,600     Hallwood Group, Inc.*..................................................          105,400
     37,500     Webb Development Corp..................................................          754,688
                                                                                           -------------
                                                                                               1,154,838
                                                                                           -------------
                CEMENT - 0.19%
     16,000     Giant Group, Ltd.*.....................................................          146,000
     29,800     Lone Star Industries, Inc..............................................          745,000
                                                                                           -------------
                                                                                                 891,000
                                                                                           -------------
                PERSONAL CARE - 0.14%
     62,800     Jenny Craig, Inc.*.....................................................          620,151
                                                                                           -------------
                TOTAL COMMON STOCKS....................................................      446,666,904
                (Cost $394,061,695)                                                        -------------
                                                                                               VALUE
 PAR VALUE                                                                                    (NOTE 2)
 ---------                                                                                    --------
U.S. TREASURY BILLS - 0.10%
$   500,000     U.S. Treasury Bill/(1)/
                5.43%, 06/13/1996......................................................    $     488,795
                                                                                           -------------
                TOTAL U.S. TREASURY BILLS..............................................          488,795
                (Cost $488,795)                                                            -------------

COMMERCIAL PAPER - 4.93%
 10,000,000     General Electric Capital Corp
                5.92%, 01/02/1996......................................................        9,998,356
 12,734,034     General Motors Acceptance Corp
                6.05%, 01/02/1996......................................................       12,734,034
                                                                                           -------------
                TOTAL COMMERCIAL PAPER.................................................       22,732,390
                (Cost $22,732,390)                                                         -------------

TOTAL INVESTMENTS - 101.92%............................................................      469,888,089
(Cost $417,282,880)**                                                                      -------------

NET OTHER ASSETS AND LIABILITIES - (1.92)%.............................................       (8,860,646)
                                                                                           -------------
NET ASSETS - 100.00%...................................................................    $ 461,027,443
                                                                                           =============

----------------------------------------
  * Non-income producing security
 ** Aggregate cost for Federal income tax purposes is $417,356,819.
(1) Security has been deposited as intial margin on open futures contracts. At December 31, 1995, the Portfolio's open futures contracts were as follows:

   # of             Opening             Current           Market
Contracts        Contract Type         Position            Value
---------        -------------       -------------     -------------
    20            March 1996
                   Russel 2000       $   3,170,200      $  3,191,500
    30            March 1996
                   S&P 500               9,343,175         9,276,750
                                     -------------      ------------
                                     $  12,513,375      $ 12,468,250
                                     =============      ============

                      See Notes to Financial Statements.

------------


                 INTERNATIONAL GROWTH FUND
  The Kent       PORTFOLIO OF INVESTMENTS
  Funds          DECEMBER 31, 1995
------------

                                                                                               VALUE
   SHARES                                                                                     (NOTE 2)
   ------                                                                                     --------
COMMON STOCKS 94.34%
                AUSTRALIA - 2.14%
      16,893    Amcor Ltd..............................................................    $     119,378
       9,546    Ampolex Ltd.*..........................................................           20,877
      10,658    Australian National Industries Ltd.....................................            7,928
      46,011    Boral Ltd..............................................................          116,369
       6,419    Brambles Industries Ltd................................................           71,623
     117,771    Broken Hill Property Co. Ltd...........................................        1,664,514
      16,999    Burns Philp & Co. Ltd..................................................           38,061
      18,820    Coca Cola Amatil Ltd...................................................          150,216
      39,837    Coles Myer Ltd.........................................................          124,164
      39,136    CRA Ltd................................................................          574,671
      27,518    CSR Ltd................................................................           89,657
       6,153    Email Ltd..............................................................           14,646
      60,535    Fosters Brewing Group Ltd..............................................           99,516
      37,716    General Property Trust Units...........................................           66,773
      28,687    Goodman Fielder Ltd....................................................           28,808
       8,900    Hardie (James) Industries..............................................           15,359
      11,370    ICI Australia..........................................................           87,115
       6,948    Lend Lease Corp........................................................          100,784
      40,059    MIM Holdings Ltd.......................................................           55,425
      86,914    National Australia Bank................................................          782,295
       7,938    Newcrest Mining........................................................           33,421
     121,382    News Corp..............................................................          648,297
      22,872    North Ltd..............................................................           63,801
      31,500    Pacific Dunlop Ltd.....................................................           73,810
      20,888    Pioneer International Ltd..............................................           53,917
      19,455    QCT Resources..........................................................           21,853
       7,403    Renison Goldfields.....................................................           36,896
       8,400    Rothmans Holdings......................................................           34,367
      19,092    Santos Ltd.............................................................           55,814
       3,515    Smith (Howard).........................................................           16,603
      16,580    Southcorp Holdings Ltd.................................................           38,603
       2,000    Stockland Trust Group..................................................            4,612
       7,787    Tubemakers of Australia................................................           24,155
      20,286    Westfield Trust Units..................................................           36,518
     111,012    Westpac Banking Corp...................................................          492,166
      67,496    WMC Limited............................................................          433,798
                                                                                           -------------
                                                                                               6,296,810
                                                                                           -------------
                                                                                               VALUE
   SHARES                                                                                     (NOTE 2)
   ------                                                                                     --------
                AUSTRIA - 1.24%
      12,650    BK Austria AG..........................................................    $   1,022,525
         100    Bank of Austria AG.....................................................            4,786
         100    Bank of Austria AG, Part Cert..........................................            3,972
       7,220    Creditanstalt Bank.....................................................          400,782
       1,780    EA-Generali AG.........................................................          533,809
       7,769    Oester Elektrizitat, Class A...........................................          467,516
       7,740    OMV AG.................................................................          672,524
          75    Radex-Heraklith........................................................            2,272
         100    Steyr-Daimlr-Puch*.....................................................            1,718
       3,800    VA Technology AG.......................................................          483,006
         333    Wienerbergr Baust......................................................           66,135
                                                                                           -------------
                                                                                               3,659,045
                                                                                           -------------
                BELGIUM - 1.00%
         325    CBR Cimenteries........................................................          131,140
         250    CBR Cimenteries Warrants*..............................................            1,478
       3,400    Delhaize Le Lion.......................................................          140,949
       2,400    Electrabel Npv.........................................................          570,864
         700    Electrabel Npv Vvpr....................................................          166,978
       2,000    Fortis AG..............................................................          243,297
         683    Generale De Banque.....................................................          241,947
       1,300    GPE Bruxelles Lam......................................................          180,451
         652    Kredietbank............................................................          178,347
       1,097    Petrofina SA...........................................................          335,857
         850    Royale Belge...........................................................          169,832
         450    Solvay.................................................................          243,127
         568    Tractebel Investor International.......................................          234,503
       1,422    Union Miniere*.........................................................           95,190
                                                                                           -------------
                                                                                               2,933,960
                                                                                           -------------
                DENMARK - 1.21%
          28    Aarhus Oliefabrik, Class A.............................................            1,617
           9    Aarhus Oliefabrik, Class B.............................................              503
       2,960    Carlsberg, Class A.....................................................          165,578
       2,805    Carlsberg, Class B.....................................................          156,907
       1,995    Danisco A/S New........................................................           96,478
          80    Danske Luftfartsel.....................................................            6,987
       3,547    Den Danske Bank Group AS...............................................          245,137
          15    D/S 1912, Class B......................................................          286,910
         643    FLS Industries, Class B................................................           49,892

                      See Notes to Financial Statements.

------------


                 INTERNATIONAL GROWTH FUND
  The Kent       PORTFOLIO OF INVESTMENTS (CONTINUED)
  Funds          DECEMBER 31, 1995
------------

                                                                                               VALUE
   SHARES                                                                                     (NOTE 2)
   ------                                                                                     --------
                DENMARK (CONTINUED)
          42    GN Store Nord..........................................................    $       3,373
       2,190    ISS International, Series B............................................           49,397
       1,185    Korn-OG Fokerstof......................................................           51,319
         134    Lauritzen (J) Holdings, Class B*.......................................           14,750
         111    NKT Holdings...........................................................            5,208
       5,723    Novo Nordisk A/S, Class B..............................................          784,850
       6,974    Ostasiatiske Kompa*....................................................          139,686
          84    Radio Meter AS.........................................................            6,033
         624    Royal Copenhagen.......................................................           56,299
         298    Sophus Berendsen, Class A..............................................           33,554
       1,188    Sophus Berendsen, Class B..............................................          133,982
         556    Superfos AS............................................................           48,659
      19,900    Teledanmark, Class B...................................................        1,088,040
       2,893    Unidanmark AS, Class A.................................................          143,559
                                                                                           -------------
                                                                                               3,568,718
                                                                                           -------------
                FINLAND - 0.39%
         800    AmericaGroup, Class A..................................................           12,511
       1,300    Cultor OY, Series 2....................................................           53,892
       1,500    Instrumentarium, Series B..............................................           38,692
         500    Kone Corp., Class B....................................................           41,801
       5,900    Kymmene Corp...........................................................          156,264
      14,606    Merita Bank............................................................           37,003
       4,100    Metra AB, Class B......................................................          169,023
      11,600    Nokia OY...............................................................          456,839
         800    Pohjola Insurance Co., Series B........................................           10,318
       6,300    Repola OY..............................................................          118,977
         750    Stockmann AB (OY), Class B.............................................           39,210
                                                                                           -------------
                                                                                               1,134,530
                                                                                           -------------
                FRANCE - 7.96%
       1,850    Accor Sa...............................................................          239,837
       4,949    Air Liquide............................................................          820,722
      11,237    Alcatel Alsthom........................................................          970,122
      12,200    AXA....................................................................          823,249
      14,200    Banque Nation..........................................................          641,419
       1,700    BIC....................................................................          173,115
       1,425    Bouygues...............................................................          143,742
       1,400    Canal Plus SA..........................................................          262,802

                                                                                               VALUE
   SHARES                                                                                     (NOTE 2)
   ------                                                                                     --------
                FRANCE (CONTINUED)
       5,150    Carnaudmetalbox SA.....................................................    $     235,892
       1,882    Carrefour..............................................................        1,143,352
       4,000    Casino Guich-Perr......................................................          116,228
         498    Chargeurs SA...........................................................           99,287
       6,233    Cie De Saint Gobain....................................................          690,803
      11,817    Cie De Suez............................................................          488,108
       8,864    Cie Fin Paribas........................................................          486,667
          50    Cie Gen Geophysique....................................................            1,646
         500    Club Mediterranee SA*..................................................           39,976
       1,672    Compagnie Bancaire.....................................................          187,359
         320    Comptoirs Modernes.....................................................          104,041
         500    CPR (Cie Par Reesco)...................................................           40,886
       2,625    Credit Fonc De France..................................................           38,003
         790    Credit National........................................................           58,155
       7,325    CSF (Thomson)..........................................................          163,414
       5,321    Danone Group...........................................................          879,149
       1,050    DMC Dollfus-Mieg.......................................................           42,920
       1,043    Docks De France........................................................          158,677
       8,718    Eaux (Ci Generale).....................................................          871,555
         625    Ecco STE...............................................................           94,701
       7,623    Elf Sanofi.............................................................          489,300
       1,500    Erid Beghin Say........................................................          257,649
         500    Essilor International..................................................           95,698
         183    Eurafrance.............................................................           61,557
       1,050    Finextel (Soc Fin).....................................................           15,266
         200    Gtm Entrepose..........................................................           14,048
       3,375    Havas SA...............................................................          268,116
       1,195    Imetal.................................................................          142,949
       6,821    Lafarge Coppee SA......................................................          440,053
       5,400    Lagardere Group........................................................           99,379
       2,100    Legrand................................................................          324,638
       4,618    L'Oreal................................................................        1,237,982
       6,420    LVMH Moet Hennessy.....................................................        1,339,038
       5,833    Lyonaise Des Eaux......................................................          562,382
       8,000    Michelin (Cgde), Class B...............................................          319,485
       3,050    Moulinex*..............................................................           41,911
       1,350    Nord Est...............................................................           31,304
       3,500    Pernod Ricard..........................................................          199,177
       3,662    Peugeot SA.............................................................          483,736
       1,748    Pinault Printemps Redoute..............................................          349,216
       1,300    Primagaz Cie...........................................................          103,407
       1,150    Promodes...............................................................          270,664
      23,800    Rhone-Poulenc SA.......................................................          510,517

                      See Notes to Financial Statements.

------------


                 INTERNATIONAL GROWTH FUND
  The Kent       PORTFOLIO OF INVESTMENTS (CONTINUED)
  Funds          DECEMBER 31, 1995
------------

                                                                                               VALUE
   SHARES                                                                                     (NOTE 2)
   ------                                                                                     --------
                FRANCE (CONTINUED)
         200    Sagem SA...............................................................    $     112,466
         525    Saint Louis............................................................          139,560
       9,400    Schneider SA (Ex Spep).................................................          321,767
       2,600    Sefimeg................................................................          172,788
       3,200    Seita..................................................................          116,146
         400    Sidel..................................................................          124,817
         918    Simco..................................................................           87,288
      20,067    Society National Elf Aquitaine.........................................        1,480,494
       6,489    Societe Generale.......................................................          802,769
         310    Sodexho................................................................           91,281
      17,400    Total (Class B)........................................................        1,175,922
      22,300    Union Assur De Paris...................................................          583,221
         800    Unibail SA.............................................................           82,775
         572    Union Immob France.....................................................           49,593
      15,200    Usinor Sacilor.........................................................          199,232
       4,300    Valeo Sa Frfz..........................................................          199,420
                                                                                           -------------
                                                                                              23,412,838
                                                                                           -------------
                GERMANY - 9.66%
       2,040    Agiv AG................................................................           44,613
       1,809    Allianz AG Holdings....................................................        3,559,160
         288    Amb Aach & Municipal Beteil Regd.......................................          209,268
         178    Amb Aach & Municipal Beteil............................................          111,928
         273    Asko Deut Kaufhaus.....................................................          141,910
       4,968    BASF AG................................................................        1,121,141
       5,664    Bayer AG...............................................................        1,506,942
      21,220    Bayer Hypotheken Bank..................................................          536,402
      30,580    Bayer Vereinsbank AG...................................................          918,718
         393    Beiersdorf AG, Series ABC..............................................          270,461
         297    Bilfinger & Berger.....................................................          113,091
       4,870    Continental AG.........................................................           68,902
       4,172    Daimler-Benz AG........................................................        2,110,373
         632    Degussa AG.............................................................          213,275
      39,060    Deutsche Bank AG.......................................................        1,858,470
       1,630    Douglas Holdings AG....................................................           57,625
      36,560    Dresdner Bank AG.......................................................          982,152
         248    Fag Kugelfischer*......................................................           31,882
         340    Heidelberg Zement......................................................          213,320
         473    Hochtief AG............................................................          202,581
         791    Karstadt AG............................................................          324,960
         382    Kaufhof Holdings AG....................................................          116,633
       3,830    Klockner-Humb-Deut*....................................................           23,147

                                                                                               VALUE
   SHARES                                                                                     (NOTE 2)
   ------                                                                                     --------
                GERMANY (CONTINUED)
         593    Linde AG...............................................................    $     352,168
       2,658    Lufthansa AG...........................................................          368,631
          50    Lufthansa AG, Non-Voting...............................................            6,550
         761    MAN AG.................................................................          211,082
         168    MAN AG, Non-Voting.....................................................           36,129
       2,980    Mannesmann AG..........................................................          950,459
      13,600    Merck Kgaa.............................................................          553,492
         680    Munchener Ruckers......................................................        1,468,060
       1,131    Preussag AG............................................................          319,242
         796    PWA Papier Waldhof*....................................................          117,903
       2,825    RWE AG.................................................................        1,029,317
       1,614    RWE AG, Non-Voting.....................................................          451,066
       5,000    Sap AG.................................................................          775,531
       3,300    Sap AG, Non-Voting.....................................................          502,167
       5,000    Schering AG............................................................          332,919
       4,644    Siemens AG.............................................................        2,556,788
       2,634    Thyssen AG.............................................................          481,610
      40,090    Veba AG................................................................        1,719,811
       1,712    Viag AG................................................................          706,916
       2,193    Volkswagen AG..........................................................          736,987
                                                                                           -------------
                                                                                              28,413,782
                                                                                           -------------
                HONG KONG - 1.74%
      65,400    Bank of East Asia......................................................          234,721
      86,000    Cathay Pacific Air.....................................................          131,248
      74,000    Cheung Kong Holdings...................................................          450,780
      61,400    China Light & Power....................................................          282,703
      57,800    Hang Seng Bank.........................................................          517,678
     116,146    Hong Kong & China Gas..................................................          187,019
       8,065    Hong Kong & China Gas Warrants*........................................               10
      20,000    Hong Kong & Shanghai Hotels............................................           28,971
       4,600    Hong Kong Aircraft.....................................................           11,899
     320,800    Hong Kong Telecommunications...........................................          572,566
     130,000    Hopewell Holdings Ltd..................................................           74,820
         212    HSBC Holdings PLC......................................................            3,208
     119,000    Hutchison Whampoa Ltd..................................................          724,903
      34,000    Hysan Development......................................................           89,926
      26,000    Johnson Electric Holdings..............................................           46,405
       7,200    Lai Sun Garment International..........................................            6,984
      11,000    Miramar Hotel & Investor...............................................           23,190
      59,000    New World Development Co...............................................          257,154
         595    Regal Hotels International.............................................              140

                      See Notes to Financial Statements.

------------


                 INTERNATIONAL GROWTH FUND
  The Kent       PORTFOLIO OF INVESTMENTS (CONTINUED)
  Funds          DECEMBER 31, 1995
------------

                                                                                               VALUE
   SHARES                                                                                     (NOTE 2)
   ------                                                                                     --------
                HONG KONG (CONTINUED)
      32,258    Shun Tak Holdings......................................................    $      22,738
      72,100    Sun Hung Kai Properties Ltd............................................          589,804
      47,000    Swire Pacific Ltd......................................................          364,721
     130,000    South China Morning Post...............................................           79,443
      33,270    Tai Cheung Holdings....................................................           25,602
      16,000    Television Broadcast...................................................           57,010
      71,000    Wharf Holdings.........................................................          236,454
      14,580    Wing Lung Bank.........................................................           81,650
                                                                                           -------------
                                                                                               5,101,747
                                                                                           -------------
                ITALY - 3.52%
      96,600    Alitalia Linee*........................................................           39,398
      31,900    Alitalia Linee Private*................................................            7,138
      70,785    Assic Generali.........................................................        1,715,636
      18,400    Banca Pop Di Milano*...................................................           73,651
     139,600    BCA Commercial Italiana................................................          298,313
      23,850    BCA Naz Agricolt*......................................................           15,936
         900    BCA Naz Agricolt Di Risp...............................................              343
      25,350    BCA Naz Agricolt Private...............................................            9,668
      54,694    BCO Ambrosiano Veneto..................................................          149,112
      38,900    BCO Ambrosiano Veneto Di Risp..........................................           49,042
      15,400    Benetton Group.........................................................          183,375
      11,300    Burgo (Cartiere) Spa...................................................           56,450
       1,900    Cementir Spa...........................................................            1,509
     198,000    Credito Italiano.......................................................          230,900
     460,300    Dalmine Spa*...........................................................           90,093
      56,000    Edison.................................................................          241,453
       4,900    Falck Acc Fer Lom*.....................................................           10,888
     290,100    Fiat Spa...............................................................          943,593
      63,400    Fiat Spa Di Risp.......................................................          112,101
      82,200    Fiat Spa Private.......................................................          150,265
      33,100    Fidis..................................................................           63,534
       1,900    Franco Tosi Spa........................................................           11,258
       7,900    Impregilo Spa*.........................................................            6,673
      69,700    Istituto Banc San Paolo Di Torino......................................          412,998
      53,000    Istituto Mobiliare Spa.................................................          334,090
     353,300    Istituto Nazionale Assicurazioni.......................................          468,795
      14,350    Italcementi............................................................           85,934
         900    Italcementi Di Risp....................................................            2,218
      58,500    Italgas (Soc Ital).....................................................          178,111
      38,500    Magneti Marelli........................................................           47,203
      42,075    Mediobanca Spa.........................................................          291,613

                                                                                               VALUE
   SHARES                                                                                     (NOTE 2)
   ------                                                                                     --------
                ITALY (CONTINUED)
      11,400    Mondadori (Ar).........................................................    $      98,881
       1,600    Montedison Spa Di Risp.................................................              948
     471,300    Montedison Spa*........................................................          316,101
     300,800    Olivetti & C Spa*......................................................          241,376
      24,900    Olivetti & C Spa Di Risp*..............................................           12,670
      89,600    Olivetti & C Spa (Sub Rights)*.........................................           16,662
     100,700    Parmalat Finanziaria SPA...............................................           87,471
     129,800    Pirelli Spa*...........................................................          167,732
      20,900    Pirelli Spa Di Risp*...................................................           21,606
       9,930    Ras Di Risp............................................................           60,998
      26,420    Ras....................................................................          300,523
      14,000    Rinascente La..........................................................           84,808
      37,800    Saipem.................................................................           87,209
      10,800    SAI (Soc Assic)........................................................          110,594
       9,900    Sasib..................................................................           43,684
      19,400    Sirti Spa..............................................................          109,082
      11,013    SME (Meridonale Di)*...................................................           22,527
       1,140    SMI (Soc Metal Italy)*.................................................              433
      35,600    SNIA Bpd*..............................................................           29,734
         900    SNIA Bpd Di Risp*......................................................              502
     586,460    Telecom Italia Mobile..................................................        1,033,256
     138,260    Telecom Italia Mobile Di Risp..........................................          145,546
     138,260    Telecom Italia Di Risp.................................................          169,252
     586,460    Telecom Italia Spa.....................................................          913,109
                                                                                           -------------
                                                                                              10,355,995
                                                                                           -------------
                JAPAN - 33.39%
      18,000    7-11 Japan.............................................................        1,270,354
      18,000    77th Bank..............................................................          165,252
       4,000    Advantest..............................................................          205,523
      31,000    Ajinomoto Co., Inc.....................................................          345,608
      10,000    Alps Electric Co.......................................................          115,364
      27,000    Amada Co...............................................................          266,985
       9,000    Aoki Corp.*............................................................           37,779
         100    Arabian Oil Co.........................................................            4,169
     111,000    Asahi Bank.............................................................        1,398,911
      20,000    Asahi Breweries........................................................          236,545
      69,000    Asahi Chemical Industries..............................................          528,445
      56,000    Asahi Glass Co.........................................................          624,323
      30,000    Ashikaga Bank..........................................................          187,297
      97,000    Bank of Tokyo..........................................................        1,702,057
      54,000    Bank of Yokohama.......................................................          442,358

                      See Notes to Financial Statements.

------------


                 INTERNATIONAL GROWTH FUND
  The Kent       PORTFOLIO OF INVESTMENTS (CONTINUED)
  Funds          DECEMBER 31, 1995
------------

                                                                                               VALUE
   SHARES                                                                                     (NOTE 2)
   ------                                                                                     --------
                JAPAN (CONTINUED)
      13,000    Banyu Pharmacutical....................................................    $     160,056
      37,000    Bridgestone Corp.......................................................          588,260
      40,000    Canon, Inc.............................................................          725,146
      13,000    Casio Computer Co......................................................          127,288
      37,000    Chiba Bank.............................................................          333,586
      28,000    Chichibu Onoda Cement Co...............................................          149,566
       1,000    Chiyoda Corp...........................................................            9,888
      16,000    Chugai Pharmacutical Co................................................          153,405
       9,000    Citizen Watch Co.......................................................           68,928
      51,000    Cosmo Oil Co...........................................................          278,851
       6,000    Credit Saison..........................................................          143,090
      36,000    Dai Nippon Printing....................................................          610,751
      42,000    Daido Steel Co.........................................................          211,727
      34,000    Daiei, Inc.............................................................          412,015
     149,000    Dai-Ichi Kangyo Bank...................................................        2,932,284
      13,000    Daiichi Pharmacutical Co...............................................          185,261
      11,000    Daikin Industries......................................................          107,705
      42,000    Dainippon Ink & Chemical...............................................          195,848
       7,000    Daishowa Paper Manufacturing*..........................................           54,289
      23,000    Daiwa House Industries.................................................          379,053
      64,000    Daiwa Securities Co. Ltd...............................................          980,304
      27,000    Denki Kagaku Kogyo*....................................................           98,156
      19,000    Ebara Corp.............................................................          278,134
      12,000    Eisai Co...............................................................          210,564
      11,100    Fanuc..................................................................          481,010
     138,000    Fuji Bank..............................................................        3,050,265
      25,000    Fuji Photo Film Co.....................................................          722,237
       8,000    Fujita Corp............................................................           36,141
       6,000    Fujita Kanko, Inc......................................................          132,620
      88,000    Fujitsu................................................................          981,080
      65,000    Furukawa Electric......................................................          318,221
      24,000    Gunma Bank.............................................................          258,260
      41,000    Hankyu Corp............................................................          224,572
       9,000    Hankyu Department Stores...............................................          133,493
      32,000    Haseko Corp............................................................          129,363
       8,000    Higo Bank..............................................................           64,371
     159,000    Hitachi................................................................        1,603,076
       6,000    Hokkaido Bank..........................................................           20,358
      33,000    Hokuriku Bank..........................................................          206,986
      47,000    Honda Motor Co.........................................................          970,513
      30,000    Honshu Paper Co........................................................          183,807

                                                                                               VALUE
   SHARES                                                                                     (NOTE 2)
   ------                                                                                     --------
                JAPAN (CONTINUED)
       3,000    House Food Corp........................................................    $      54,095
       6,000    Hoya Corp..............................................................          206,492
      15,000    Inax Corp..............................................................          142,509
     112,000    Ind Bank Japan.........................................................        3,398,490
      11,000    Isetan Co..............................................................          181,286
      20,000    ITO Yokado Co..........................................................        1,233,136
      68,000    Itochu Corp............................................................          458,160
      85,000    Japan Air Lines Co.*...................................................          564,460
      52,000    Japan Energy Corp......................................................          174,423
      38,000    Joyo Bank..............................................................          305,763
      15,000    Jusco Co...............................................................          391,172
      46,000    Kajima Corp............................................................          454,864
      13,000    Kamigumi Co............................................................          124,894
      11,000    Kanebo*................................................................           27,300
      18,000    Kaneka Corp............................................................          113,600
      46,966    Kansai Electric Power..................................................        1,138,275
      33,000    Kao Corp...............................................................          409,494
     155,000    Kawasaki Steel Corp....................................................          540,951
      24,000    Keihin Electric Express Railroad.......................................          144,021
      12,000    Kinden Corp............................................................          204,747
      79,000    Kinki Nippon Railway...................................................          597,373
      50,000    Kirin Brewery Co.......................................................          591,362
     135,000    Kobe Steel*............................................................          417,492
       9,000    Kokuyo Co..............................................................          209,400
      48,000    Komatsu................................................................          395,534
       7,000    Konica Corp............................................................           50,760
      72,000    Kubota Corp............................................................          464,171
      33,000    Kumagai Gumi Co........................................................          132,766
      15,000    Kuraray Co.............................................................          164,321
       6,000    Kurita Water...........................................................          159,959
       9,000    Kyocera Corp...........................................................          669,209
      21,000    Kyowa Hakko Kogyo......................................................          198,291
       4,000    Maeda Road Construction................................................           74,066
       4,000    Makita Corp............................................................           63,983
      71,000    Marubeni Corp..........................................................          384,763
      18,000    Marui Co...............................................................          375,176
     100,000    Matsushita Electric Industries.........................................        1,628,670
       6,000    Meiji Milk Product.....................................................           35,947
       8,000    Meiji Seika Kaisha.....................................................           48,240
      31,000    Minebea Co.............................................................          260,258
     105,000    Mitsubishi Chemical....................................................          510,995

                      See Notes to Financial Statements.

------------


                 INTERNATIONAL GROWTH FUND
  The Kent       PORTFOLIO OF INVESTMENTS (CONTINUED)
  Funds          DECEMBER 31, 1995
------------

                                                                                               VALUE
   SHARES                                                                                     (NOTE 2)
   ------                                                                                     --------
                JAPAN (CONTINUED)
      75,000    Mitsubishi Corp........................................................    $     923,397
     102,000    Mitsubishi Electric Corp...............................................          734,704
      66,000    Mitsubishi Estate......................................................          825,386
      20,000    Mitsubishi Gas Chemical................................................           90,159
     161,000    Mitsubishi Heavy Industries Ltd........................................        1,284,545
      54,000    Mitsubishi Materials...................................................          280,073
      21,000    Mitsubishi Oil Co......................................................          186,686
       8,000    Mitsubishi Paper.......................................................           48,162
      71,000    Mitsubishi Trust & Banking.............................................        1,183,888
       9,000    Mitsubishi Warehouse...................................................          140,473
      74,000    Mitsui & Co............................................................          649,955
      39,000    Mitsui Engineering & Shipbuilding*.....................................          108,510
      39,000    Mitsui Fudosan Co......................................................          480,167
      35,000    Mitsui Marine & Fire...................................................          249,729
      24,000    Mitsui Mining & Smelt*.................................................           96,324
      53,000    Mitsui Osk Lines*......................................................          170,070
      37,000    Mitsui Toatsu Chemical.................................................          148,858
      59,000    Mitsui Trust & Banking.................................................          646,330
      23,000    Mitsukoshi.............................................................          216,283
       7,000    Mochida Pharmaceutical Co..............................................           97,042
       2,000    Mori Seiki Co..........................................................           45,176
      11,000    Murata Manufacturing Co. Ltd...........................................          405,228
      38,000    Nagoya Railroad Co.....................................................          191,563
      22,000    Nankai Electric Railway Co.............................................          149,295
      74,000    NEC Corp...............................................................          903,912
      36,000    New Oji Paper Co.......................................................          325,967
      10,000    NGK Spark Plug Co......................................................          126,028
      20,000    Nichido Fire & Marine Insurance........................................          160,928
      14,000    Nichii Co..............................................................          185,940
       7,000    Nichirei Corp..........................................................           45,467
       7,000    Nihon Cement Co........................................................           46,824
      51,000    Nippon Express Co......................................................          491,451
      40,000    Nippon Fire & Marine...................................................          271,445
      26,000    Nippon Light Metal.....................................................          149,217
      11,000    Nippon Meat Packer.....................................................          159,959
      59,000    Nippon Oil Co..........................................................          370,639
      45,000    Nippon Paper Industries................................................          312,792
       9,000    Nippon Sheet Glass.....................................................           39,175
      17,000    Nippon Shinpan Co......................................................          128,549
     329,000    Nippon Steel Corp......................................................        1,129,075
      56,000    Nippon Yusen Kk........................................................          325,191
      48,000    Nippondenso Co.........................................................          898,095
      13,000    Nishimatsu Construction................................................          152,494
     120,000    Nissan Motor Co........................................................          922,525

                                                                                               VALUE
   SHARES                                                                                     (NOTE 2)
   ------                                                                                     --------
                JAPAN (CONTINUED)
       4,000    Nisshinbo Industries, Inc..............................................    $      38,778
       6,000    Nissin Food Products...................................................          140,764
       4,000    Nitto Denko Corp.......................................................           62,045
     168,000    NKK Corp.*.............................................................          452,770
      94,000    Nomura Securities......................................................        2,050,379
      27,000    NSK....................................................................          196,313
      22,000    NTN Corp...............................................................          147,162
      17,000    N.G.K. Insulators......................................................          169,750
      36,000    Obayashi Corp..........................................................          286,180
      34,000    Odakyu Electric Railway................................................          232,376
      11,000    Okumura Corp...........................................................          100,241
      14,000    Olympus Optical Co.....................................................          135,722
      13,000    Omron Corp.............................................................          299,947
      18,000    Orient Corp............................................................          102,257
      10,000    Orix Corp..............................................................          412,015
     121,000    Osaka Gas Co...........................................................          418,772
      17,000    Penta Ocean Construction...............................................          131,845
       9,000    Pioneer Electronic Corp................................................          164,903
      31,000    Ricoh Co...............................................................          339,597
       5,000    Rohm Co................................................................          282,594
      10,000    Sagami Railway Co......................................................           43,334
     166,000    Sakura Bank............................................................        2,108,158
      21,000    Sankyo Co..............................................................          472,314
      93,000    Sanyo Electric Co......................................................          536,443
      16,000    Sapporo Breweries......................................................          148,907
       5,000    Secom Co...............................................................          348,031
       5,700    Sega Enterprises.......................................................          314,973
       7,000    Seino Transportion Co..................................................          117,400
      11,000    Seiyu..................................................................          136,498
      26,000    Sekisui Chemical Co. Ltd...............................................          383,125
      33,000    Sekisui House..........................................................          422,291
      53,000    Sharp Corp.............................................................          847,781
      38,000    Shimizu Corp...........................................................          386,809
      16,000    Shin-Etsu Chemical Co..................................................          331,938
      19,000    Shionogi & Co..........................................................          160,065
      19,000    Shiseido Co............................................................          226,560
      38,000    Shizuoka Bank..........................................................          478,906
      57,000    Showa Denko KK*........................................................          179,037
       8,000    Snow Brand Milk........................................................           51,187
      18,200    Sony Corp..............................................................        1,092,159
     150,000    Sumitomo Bank..........................................................        3,184,631
      77,000    Sumitomo Chemical......................................................          384,434
      51,000    Sumitomo Corp..........................................................          519,138
      37,000    Sumitomo Electric Industries...........................................          444,782

                      See Notes to Financial Statements.

------------


                 INTERNATIONAL GROWTH FUND
  The Kent       PORTFOLIO OF INVESTMENTS (CONTINUED)
  Funds          DECEMBER 31, 1995
------------

                                                                                               VALUE
   SHARES                                                                                     (NOTE 2)
   ------                                                                                     --------
                JAPAN (CONTINUED)
       8,000    Sumitomo Forestry......................................................    $     122,538
      63,000    Sumitomo Heavy Industries*.............................................          226,589
      32,000    Sumitomo Marine & Fire Insurance.......................................          263,069
     174,000    Sumitomo Metal Industries*.............................................          527,980
      27,000    Sumitomo Metal Mining..................................................          242,904
      51,000    Taisei Corp............................................................          340,654
      22,000    Taisho Pharmaceutical Co...............................................          435,087
      13,000    Takashimaya Co.........................................................          207,946
      42,000    Takeda Chemical Industries.............................................          692,185
      16,000    Tanabe Seiyaku Co......................................................          115,248
      47,000    Teijin.................................................................          240,578
      10,000    Teikoku Oil Co.........................................................           67,473
      41,000    Tobu Railway Co........................................................          256,768
         700    Toho Co................................................................          111,971
      23,574    Tohoku Electric Power..................................................          569,058
      97,000    Tokai Bank.............................................................        1,354,122
      74,000    Tokio Marine & Fire Insurance Co.......................................          968,477
       8,000    Tokyo Broadcasting.....................................................          131,845
       8,000    Tokyo Dome Corp........................................................          137,274
      65,016    Tokyo Electric Power...................................................        1,739,615
       7,000    Tokyo Electron.........................................................          271,445
     134,000    Tokyo Gas Co...........................................................          472,857
      22,000    Tokyotokeiba Co........................................................           91,710
      60,000    Tokyu Corp.............................................................          424,036
      32,767    Toppan Printing Co. Ltd................................................          435,087
      67,000    Toray Industries, Inc..................................................          441,680
      29,000    Tosoh Corp.*...........................................................          139,726
      10,000    Tostem Corp............................................................          332,520
      16,000    Toto...................................................................          223,360
      10,000    Toyo Seikan Kaisha.....................................................          299,559
      14,000    Toyobo Co..............................................................           50,353
      15,000    Toyoda Automatic Loom Work, Ltd........................................          269,021
     179,000    Toyota Motor Corp......................................................        3,800,326
      40,000    UBE Industries*........................................................          151,234
      13,000    Unitika*...............................................................           39,573
      10,000    Yamaguchi Bank.........................................................          170,623
      11,000    Yamaha Corp............................................................          198,349
      58,000    Yamaichi Securities Co.................................................          451,510
      15,000    Yamanouchi Pharmaceutical Co., Ltd.....................................          322,826
      17,000    Yamato Transport.......................................................          202,711
      11,000    Yamazaki Baking Co.....................................................          204,747
      53,000    Yasuda Trust & Banking.................................................          313,936
                                                                                           -------------
                                                                                              98,181,923
                                                                                           -------------
                                                                                               VALUE
   SHARES                                                                                     (NOTE 2)
   ------                                                                                     --------
                MALAYSIA - 1.17%
     100,000    Amsteel Corp...........................................................    $      74,443
      80,000    Amsteel Corp. Bonus Issue..............................................           59,553
     201,000    Faber Group Bhd*.......................................................          171,795
     130,000    Golden Hope Plants.....................................................          217,102
     128,000    Highlands & Lowlands...................................................          205,695
      42,000    Kuala Lumpur KEPG......................................................          133,168
      32,000    Malayan Bank Berhad....................................................          269,723
      66,000    Malaysia Mining Corp...................................................           95,143
      58,000    Multi Purpose Holding..................................................           84,982
      72,000    Perlis Plantations.....................................................          225,452
      10,000    Resorts World..........................................................           53,566
      51,000    Selangor Properties....................................................           48,812
     114,000    Shell Refinery (M).....................................................          330,025
     215,340    Sime Darby BHD.........................................................          572,509
      95,000    Telekom Malaysia.......................................................          740,871
      30,000    Tenaga Nasional........................................................          118,161
       7,000    United Engineers.......................................................           44,665
                                                                                           -------------
                                                                                               3,445,665
                                                                                           -------------
                NETHERLANDS - 3.55%
      15,578    ABN/AMRO Holdings NV...................................................          710,395
       6,287    Ahold NV...............................................................          256,894
       4,383    Akzo Nobel NV..........................................................          507,480
      38,430    Elsevier NV............................................................          513,043
         734    Getronics NV...........................................................           34,342
       2,670    Heineken NV............................................................          474,207
       1,920    IHC Caland NV..........................................................           64,679
      13,661    International Nederlanden Groep NV.....................................          913,580
       3,862    KLM Royal Dutch Airlines Ord...........................................          135,882
       5,120    KNP BT (Kon) NV........................................................          131,594
       1,262    Koninklijke Hoogovens NV...............................................           42,277
       3,064    OCE V/D Grinten NV.....................................................          186,555
       1,100    Pakhoed NV Kon.........................................................           30,262
      16,840    Philips Electronic.....................................................          609,312
      30,247    Royal Dutch Petroleum..................................................        4,230,458
       1,100    Stad Rotterdam.........................................................           32,801
         249    Stork NV...............................................................            6,182
       9,031    Unilever NV (Un).......................................................        1,270,433
       3,179    Wolters Kluwer.........................................................          301,045
                                                                                           -------------
                                                                                              10,451,421
                                                                                           -------------

                      See Notes to Financial Statements.

------------


                 INTERNATIONAL GROWTH FUND
  The Kent       PORTFOLIO OF INVESTMENTS (CONTINUED)
  Funds          DECEMBER 31, 1995
------------

                                                                                               VALUE
   SHARES                                                                                     (NOTE 2)
   ------                                                                                     --------
                NEW ZEALAND - 0.22%
     109,100    Brierley Investment Ltd................................................    $      86,302
      48,581    Carter Holt Harvey.....................................................          104,808
         400    Ceramco Corp., Ltd.....................................................              468
       5,100    Fisher & Paykel........................................................           15,504
      56,445    Fletcher Challenge.....................................................          130,261
      15,233    Fletcher Challenge (Forest Division)...................................           21,710
       8,200    Lion Nathan Ltd........................................................           19,567
      56,765    Telecom Corp. of New Zealand...........................................          244,928
       3,487    Wilson & Horton........................................................           20,859
                                                                                           -------------
                                                                                                 644,407
                                                                                           -------------
                NORWAY - 1.44%
         400    Aker AS, Series A......................................................            5,318
       3,800    Bergesen Dy AS (Class A)...............................................           75,785
       1,400    Bergesen Dy AS (Class B)...............................................           27,478
       1,000    Dyno Industrier........................................................           23,426
      14,450    Hafslund Nycomed, Series A.............................................          378,526
       9,526    Hafslund Nycomed, Series B.............................................          242,000
       8,050    Kvaerner AS, Series A..................................................          285,413
       2,200    Leif Hoegh & Co........................................................           32,733
      54,350    Norsk Hydro AS.........................................................        2,288,293
       1,000    Norske Skogsindust (Class A)...........................................           29,440
       9,400    Orkla AS (Class A).....................................................          468,672
      65,500    Uni Storebrand AS*.....................................................          362,861
       1,200    Unitor AS..............................................................           16,525
                                                                                           -------------
                                                                                               4,236,470
                                                                                           -------------
                SINGAPORE - 0.65%
       5,600    City Developments......................................................           40,779
      11,000    DBS Land...............................................................           37,173
      12,750    Development Bank Singapore.............................................          158,646
      10,000    Fraser & Neave.........................................................          127,257
      29,600    Haw Par Brothers International.........................................           63,198
      11,000    Inchcape Berhad........................................................           35,307
       2,000    Jurong Shipyard........................................................           15,412
       6,000    Keppel Corp............................................................           53,448
         500    Malayan Bank Bhd.......................................................            4,136
      60,750    Natsteel Ltd...........................................................          124,552
      59,000    Neptune Orient Lines...................................................           66,322
      14,166    Overseas Chinese Bank..................................................          177,267

                                                                                               VALUE
   SHARES                                                                                     (NOTE 2)
   ------                                                                                     --------
                SINGAPORE (CONTINUED)
       1,000    Overseas Union Enterprises.............................................    $       5,055
       1,000    Shangri-La Hotel.......................................................            3,888
      10,000    Singapore Airlines (Foreign)...........................................           93,321
      25,320    Singapore Press (Foreign)..............................................          447,519
       6,000    Singapore Press Holdings Ltd...........................................           59,386
       3,300    Straits Steamship......................................................           11,152
      89,000    Straits Trading Co.....................................................          208,899
       7,350    United Overseas Bank...................................................           70,670
      52,000    United Overseas Land...................................................           98,892
       8,000    United Industrial Corp.................................................            7,862
                                                                                           -------------
                                                                                               1,910,141
                                                                                           -------------
                SPAIN - 1.58%
         300    Acerinox SA............................................................           30,342
       1,650    Aguila SA (El)*........................................................           10,133
       7,550    Autopistas Cesa........................................................           85,883
      13,247    BCO Bilbao Vizcaya.....................................................          477,178
       9,271    BCO Central Hispano....................................................          187,994
       8,832    BCO Santander SA.......................................................          443,361
         675    Corp Financial Alba....................................................           41,563
         800    Corporacion Mapfre SA..................................................           44,776
       3,400    Dragados Y Construction................................................           44,701
         400    Ebro Agricolas.........................................................            4,187
         100    Empresa Nacl Celulosa..................................................            1,624
      15,070    Empresa Nacl Electricid................................................          853,398
         700    Ercros SA*.............................................................              496
         700    Ercros SA Rights*......................................................                6
       1,130    Fab Automobile Renault.................................................           18,722
         752    Fom Const Y Contra.....................................................           57,648
       1,856    Gas Natural Sdg SA.....................................................          289,149
       1,487    Grupo Duro Felguera....................................................            5,246
      52,024    Iberdrola SA...........................................................          476,001
         236    Inm Metrovacesa........................................................            7,781
       9,877    Nissan Motor Iber......................................................                0
         820    Portland Valderriv.....................................................           51,708
         100    Prosegur Compania......................................................            2,481
      16,298    Repsol SA..............................................................          534,014
       2,498    Sarrio SA..............................................................            9,575
       1,106    Tabacalera SA, Series A................................................           41,937
      55,675    Telefonica De Espana SA................................................          770,994
       9,566    Union Electrica Fenosa SA..............................................           57,562
       5,400    Uralita................................................................           48,963

                      See Notes to Financial Statements.

------------


                 INTERNATIONAL GROWTH FUND
  The Kent       PORTFOLIO OF INVESTMENTS (CONTINUED)
  Funds          DECEMBER 31, 1995
------------

                                                                                               VALUE
   SHARES                                                                                     (NOTE 2)
   ------                                                                                     --------
                SPAIN (CONTINUED)
         200    Urbis SA*..............................................................    $         946
       2,361    Vallehermoso SA........................................................           43,886
       1,221    Viscofan Envolturas....................................................           14,493
                                                                                           -------------
                                                                                               4,656,748
                                                                                           -------------
                SWEDEN - 1.72%
       3,900    Asea AB, Series A......................................................          379,570
       2,850    Asea AB, Series B......................................................          277,809
      28,650    Astra AB, Series A.....................................................        1,145,619
       5,000    Astra AB, Series B.....................................................          198,425
       8,250    Atlas Copco AB, Series A...............................................          126,977
         500    Atlas Copco AB, Series B...............................................            7,545
       3,700    Electrolux AB, Series B................................................          152,138
      54,600    Ericsson (Lm) Tel, Series B............................................        1,071,040
         300    Esselte AB, Series B...................................................            4,504
       4,400    Euroc Industrie AB, Series A...........................................          117,516
      12,000    Skandia Foersakrings AB................................................          325,024
         100    Skanska AB, Series B...................................................            3,440
       9,300    SKF AB, Series A.......................................................          176,115
      10,100    SKF AB, Series B.......................................................          193,551
      14,500    Stora Kopparbergs, Series A............................................          170,660
       3,250    Stora Kopparbergs, Series B............................................           38,987
       3,800    Svenska Cellulosa, Series B............................................           59,060
       6,300    Svenska Handelsbanken, Series B........................................          126,433
       7,960    Trelleborg AB, Series B................................................           85,879
      19,000    Volvo (AB), Series B...................................................          389,908
                                                                                           -------------
                                                                                               5,050,200
                                                                                           -------------
                SWITZERLAND - 5.27%
         390    Adia SA................................................................           63,721
          40    Alusuisse-Lonza Holdings...............................................           31,773
         225    Alusuisse-Lonza Holdings Regd..........................................          178,725
         450    BBC Brown Boveri.......................................................          524,051
         245    Ciba Geigy AG..........................................................          215,052
       1,310    Ciba Geigy AG Regd.....................................................        1,155,563
       6,420    CS Holding AG..........................................................          659,770
           5    Danzas Holdings AG.....................................................            1,043
          30    Fischer (Georg) AG.....................................................           39,108
          65    Grand Magasin Jelmoli..................................................           29,375
         325    Grand Magasin Jelmoli, Regd............................................           29,940
         436    Holderbk Fn Glarus.....................................................          335,341
         455    Interdiscount Holdings.................................................           28,669

                                                                                               VALUE
   SHARES                                                                                     (NOTE 2)
   ------                                                                                     --------
                SWITZERLAND (CONTINUED)
         260    Merkur Holdings AG Regd................................................    $      57,168
       1,955    Nestle SA..............................................................        2,167,973
         361    Roche Holdings AG (Genusscheine).......................................        2,862,836
          82    Roche Holdings AG......................................................        1,150,914
         200    Sandoz AG..............................................................          184,591
       1,850    Sandoz AG Regd.........................................................        1,697,821
          15    Schindler Holdings AG..................................................           15,578
       1,395    Schweiz Bankgesellsch..................................................        1,515,446
       1,770    Schweiz Bankverein.....................................................          362,260
       1,305    Schweiz Bankverein Regd................................................          534,180
         715    Schweiz Ruckversich....................................................          833,902
          81    SGS Holding............................................................          161,204
          25    Sulzer AG..............................................................           13,362
         157    Sulzer AG, Regd........................................................           90,053
         220    Swissair, Regd.........................................................          160,605
       1,350    Zurich Versicherun.....................................................          404,771
                                                                                           -------------
                                                                                              15,504,795
                                                                                           -------------
                UNITED KINGDOM - 16.49%
      86,437    Abbey National.........................................................          853,525
      10,902    Amec...................................................................           15,911
       1,100    Amstrad................................................................            3,347
      17,957    Anglian Water..........................................................          168,674
      13,646    Argos..................................................................          126,273
      61,223    Argyll Group...........................................................          323,186
      43,404    Arjo Wiggins Apple.....................................................          111,192
      92,806    Barclays...............................................................        1,064,829
         171    Barratt Development....................................................              656
      67,527    Bass...................................................................          753,817
     177,401    BAT Industries.........................................................        1,563,081
      19,014    BBA Group..............................................................           85,464
      61,885    BET Holdings, Plc......................................................          122,025
      21,051    BICC...................................................................           90,207
      25,587    Blue Circle Industries.................................................          136,063
      12,748    BOC Group..............................................................          178,331
      53,468    Boots Co...............................................................          486,464
      24,797    Bowthorpe..............................................................          161,699
      37,736    BPB Industries.........................................................          176,938
      16,269    British Aerospace......................................................          201,316
      48,902    British Airways........................................................          353,812
     262,416    British Gas............................................................        1,034,865

                      See Notes to Financial Statements.

------------


                 INTERNATIONAL GROWTH FUND
  The Kent       PORTFOLIO OF INVESTMENTS (CONTINUED)
  Funds          DECEMBER 31, 1995
------------

                                                                                               VALUE
   SHARES                                                                                     (NOTE 2)
   ------                                                                                     --------
                UNITED KINGDOM (CONTINUED)
      28,409    British Land Co........................................................    $     168,051
     318,821    British Petroleum......................................................        2,668,058
      94,916    British Steel..........................................................          239,839
     372,866    British Telecommunications.............................................        2,049,347
     215,639    BTR....................................................................        1,101,495
         171    Burmah Castrol Plc.....................................................            2,480
     160,216    Cable & Wireless.......................................................        1,144,256
      53,174    Cadbury Schweppes......................................................          439,208
      13,652    Calor Group............................................................           54,262
      63,237    Caradon Plc............................................................          191,945
      17,217    Carlton Communications.................................................          258,223
      31,787    Chubb Security.........................................................          157,188
      35,426    Coats Viyella..........................................................           96,254
         800    Cobham Group...........................................................            5,850
      21,273    Commercial Union.......................................................          207,419
       7,798    Costain Group*.........................................................            8,596
      21,004    Courtaulds.............................................................          132,726
       3,534    Courtaulds Textile.....................................................           19,533
       4,808    De La Rue..............................................................           48,596
       6,722    Delta..................................................................           41,642
       9,988    East Midlands Electric.................................................          103,434
      32,398    Electrocomponents......................................................          181,084
      23,334    English China Clay.....................................................          114,844
      21,296    FKI....................................................................           54,556
      30,294    Forte Plc..............................................................          155,449
      32,269    General Accident.......................................................          326,156
     185,160    General Electric Co....................................................        1,020,552
      10,421    GKN....................................................................          126,039
     199,438    Glaxo Wellcome Plc.....................................................        2,833,274
     121,200    Grand Metropolitan.....................................................          873,132
       2,100    Great Portland Est.....................................................            5,673
      68,616    Great University Stores................................................          729,752
         142    Guardian Royal Exchange Plc............................................              608
     116,261    Guinness...............................................................          855,602
      34,493    Hammerson Plc..........................................................          188,777
     329,519    Hanson.................................................................          984,852
      15,900    Harrison & Crosfield...................................................           39,498
      27,842    Hepworth...............................................................          137,896
      49,081    HSBC Holdings..........................................................          766,604
     102,105    HSBC Holdings Ord Hkd10................................................        1,556,747
      18,984    IMI....................................................................           96,824
      51,551    Imperial Chemical Industries...........................................          610,690
      10,804    Johnson Matthey........................................................           87,730
      29,579    Kingfisher.............................................................          248,910

                                                                                               VALUE
   SHARES                                                                                     (NOTE 2)
   ------                                                                                     --------
                UNITED KINGDOM (CONTINUED)
      42,369    Ladbroke Group.........................................................    $      96,371
         800    Laing (John)...........................................................            3,441
       3,446    Laird Group............................................................           20,706
      34,945    Land Securities........................................................          334,757
      40,782    Lasmo..................................................................          110,807
      20,323    Legal & General Group..................................................          211,408
       3,101    Lex Service............................................................           14,733
     202,518    Lloyds Bank............................................................        1,042,333
       8,111    London Electricity.....................................................           72,285
      40,060    Lonrho.................................................................          109,467
      35,924    Lucas Industries.......................................................          100,954
     177,926    Marks & Spencer........................................................        1,243,115
       8,306    Marley.................................................................           14,314
      13,249    MEPC...................................................................           81,253
      13,726    Mercury Asset Management...............................................          185,406
       9,189    Meyer International....................................................           55,070
      31,209    National Grid Group Plc................................................           96,668
      94,566    National Power.........................................................          659,970
      11,226    Next...................................................................           79,478
      20,014    North West Water.......................................................          191,414
       5,532    Northern Electric......................................................           53,853
      13,207    Ocean Group............................................................           79,560
         500    Oxford Instruments.....................................................            3,144
      29,178    P & O..................................................................          215,636
      32,273    Pearson................................................................          312,668
      30,100    Pilkington.............................................................           94,401
       9,659    Provident Financial....................................................          122,822
     115,604    Prudential Corp........................................................          744,870
      16,186    Racal Electronics......................................................           71,622
      17,647    Redland................................................................          106,581
      11,098    Reed International.....................................................          169,206
     110,855    Reuters Holdings.......................................................        1,015,469
      24,358    Rexam Plc..............................................................          133,877
       6,254    RMC Group..............................................................           96,226
      77,521    Rolls Royce............................................................          227,479
      47,137    Royal Bank Scotland Group..............................................          428,864
      34,809    Royal Insurance........................................................          206,450
      61,400    RTZ Corp...............................................................          892,285
      77,228    Rugby Group............................................................          131,895
     110,523    Sainsbury J............................................................          674,380
      11,679    Schroders..............................................................          248,057
      31,161    Scot & Newcastle.......................................................          296,573
      36,383    Scottish Power.........................................................          209,006
      83,403    Sears..................................................................          134,671

                      See Notes to Financial Statements.

------------


                 INTERNATIONAL GROWTH FUND
  The Kent       PORTFOLIO OF INVESTMENTS (CONTINUED)
  Funds          DECEMBER 31, 1995
------------

                                                                                               VALUE
   SHARES                                                                                     (NOTE 2)
   ------                                                                                     --------
                UNITED KINGDOM (CONTINUED)
      16,318    Sedgwick Group.........................................................    $      30,656
      23,442    Seeboard...............................................................          191,443
      23,972    Slough Estates.........................................................           81,509
      75,359    Smithkline BCH/BEC Units...............................................          821,357
      79,400    Smithkline Beecham, Class A............................................          875,263
      12,464    Smiths Industries......................................................          123,076
      14,334    Southern Electric......................................................          201,185
       7,608    Southern Water.........................................................           81,268
      25,910    St. James Place Cap....................................................           41,636
      39,582    T & N..................................................................           99,557
      51,452    Tarmac.................................................................           82,281
      23,280    Tate & Lyle............................................................          170,602
      55,683    Taylor Woodrow.........................................................          101,583
      91,868    Tesco..................................................................          423,624
      17,099    Thames Water...........................................................          149,199
      24,219    Thorn Emi..............................................................          570,429
      30,233    TI Group...............................................................          215,453
      65,331    Trafalgar House*.......................................................           28,148
      23,478    Transport Development Group............................................           68,165
       9,334    Unigate................................................................           59,562
      52,387    Unilever...............................................................        1,076,074
      32,669    United Biscuits Holdings...............................................          129,848
      11,415    Vickers................................................................           45,016
     162,568    Vodafone Group.........................................................          581,789
       8,987    Welsh Water............................................................          108,137
      23,173    Williams Holdings......................................................          118,009
      27,922    Willis Corroon Group...................................................           61,126
      31,929    Wilson (C) Holdings....................................................           83,035
      30,094    Wimpey (George)........................................................           67,282
      29,792    Wolseley...............................................................          208,610
      54,369    Zeneca Group...........................................................        1,051,790
                                                                                           -------------
                                                                                              48,485,583
                                                                                           -------------
                TOTAL COMMON STOCKS....................................................      277,444,778
                (Cost $227,008,277)                                                        -------------

                                                                                               VALUE
   SHARES                                                                                     (NOTE 2)
   ------                                                                                     --------
PREFERRED STOCKS - 0.12%
                AUSTRALIA - 0.04%
      27,270    News Corp..............................................................    $     127,594
                                                                                           -------------
                AUSTRIA - 0.03%
       1,733    Creditanstalt Bank.....................................................           89,143
                                                                                           -------------
                GERMANY - 0.04%
         527    Volkswagen AG..........................................................          128,061
                                                                                           -------------
                UNITED KINGDOM - 0.01%
       9,706    Welsh Water............................................................           16,426
                                                                                           -------------
                TOTAL PREFERRED STOCKS.................................................          361,224
                (Cost $271,559)                                                            -------------

   PAR VALUE
   ---------
COMMERCIAL PAPER - 7.10%
$ 10,895,008    General Motors Acceptance Corp
                6.05% 01/02/96.........................................................       10,895,008
  10,000,000    Sony Capital Corp.
                3.05% 01/02/96.........................................................        9,998,305
                                                                                           -------------
                TOTAL COMMERCIAL PAPER.................................................       20,893,313
                (Cost $20,893,313)                                                         -------------

TOTAL INVESTMENTS - 101.56%............................................................      298,699,315
(Cost $248,173,149)**                                                                      -------------

NET OTHER ASSETS AND LIABILITIES - (1.56)%.............................................       (4,606,219)
                                                                                           -------------
NET ASSETS - 100.00%...................................................................    $ 294,093,096
                                                                                           =============

----------------------------------------
 * Non-income producing security.
** Aggregate cost for Federal income tax purposes is $248,361,991.

                   ----------------------------------------

FOREIGN CURRENCY CONTRACTS PURCHASED

 FOREIGN             CONTRACTS          SETTLEMENT       CONTRACTS       IN EXCHANGE       APPRECIATION
 CURRENCY            TO DELIVER            DATES         AT VALUE        FOR U.S. $       (DEPRECIATION)
----------       ------------------     ----------      -----------     -------------     --------------
 2,284,968       Austrian Schilling      01/02/96       $   226,902     $     225,875     $       1,027
17,533,572       Austrian Schilling      01/02/96         1,741,123         1,744,009            (2,886)
                                                        -----------     -------------     --------------
                                                        $ 1,968,025     $   1,969,884     $      (1,859)
                                                        ===========     =============     ==============

                      See Notes to Financial Statements.

------------


                 INDEX EQUITY FUND
  The Kent       PORTFOLIO OF INVESTMENTS
  Funds          DECEMBER 31, 1995
------------

                                                                                               VALUE
   SHARES                                                                                     (NOTE 2)
   ------                                                                                     --------
COMMON STOCK - 96.52%
                CHEMICAL AND DRUGS - 10.77%
     31,500     Abbott Laboratories....................................................    $   1,315,125
      4,500     Air Products & Chemicals, Inc..........................................          237,375
      1,200     Alberto-Culver Co., Class B............................................           41,250
      3,500     Alza Corp.*............................................................           86,625
     12,500     American Home Products Corp............................................        1,212,500
     10,600     Amgen, Inc.*...........................................................          629,375
      2,700     Avon Products, Inc.....................................................          203,513
      5,000     Biomet, Inc.*..........................................................           89,375
     20,200     Bristol-Myers Squibb Co................................................        1,734,675
      2,100     Clorox Co..............................................................          150,413
      5,800     Colgate Palmolive Co...................................................          407,450
      4,000     Dial Corp..............................................................          118,500
     10,400     Dow Chemical Co........................................................          731,900
     22,100     duPont (E.I.) De Nemours & Co..........................................        1,544,238
      3,200     Eastman Chemical Co....................................................          200,400
      2,900     Ecolab, Inc............................................................           87,000
      4,000     Grace (W.R.) & Co......................................................          236,500
      2,800     Great Lakes Chemical Corp..............................................          201,600
      4,400     Hercules, Inc..........................................................          248,050
     25,800     Johnson & Johnson......................................................        2,209,125
     22,000     Lilly (Eli) & Co.......................................................        1,237,500
      4,600     Monsanto Co............................................................          563,500
      6,300     Morton International, Inc..............................................          226,013
      2,900     Nalco Chemical Co......................................................           87,363
     25,300     Pfizer, Inc............................................................        1,593,900
     17,830     Pharmacia & Upjohn, Inc.*..............................................          690,913
      5,900     Praxair, Inc...........................................................          198,388
     27,300     Procter & Gamble Co....................................................        2,265,900
      2,900     Rohm & Haas Co.........................................................          186,688
     14,600     Schering-Plough Corp...................................................          799,350
      3,600     Sherwin-Williams Co....................................................          146,700
      2,100     Sigma-Aldrich Corp.....................................................          103,950
      5,500     Union Carbide Corp.....................................................          206,250
      5,400     Warner-Lambert Co......................................................          524,475
                                                                                           -------------
                                                                                              20,515,879
                                                                                           -------------
                                                                                               VALUE
   SHARES                                                                                     (NOTE 2)
   ------                                                                                     --------
                COMMUNICATIONS - 10.09%
     19,700     Airtouch Communications, Inc.*.........................................    $     556,525
      7,500     Alltel Corp............................................................          221,250
     63,456     American Telephone & Telegraph Corp....................................        4,108,721
     22,100     Ameritech Corp.........................................................        1,303,900
      1,625     Andrew Corp.*..........................................................           62,156
     17,400     Bell Atlantic Corp.....................................................        1,163,625
     39,600     Bellsouth Corp.........................................................        1,722,600
      6,100     Capital Cities/ABC, Inc................................................          752,588
      9,600     Comcast Corp. Special, Class A.........................................          174,600
      4,900     DSC Communications Corp.*..............................................          180,688
     38,600     GTE Corp...............................................................        1,698,400
     27,000     MCI Communications Corp................................................          705,375
     10,100     Northern Telecom, Ltd..................................................          434,300
     17,000     NYNEX Corp.............................................................          918,000
     17,100     Pacific Telesis Group..................................................          574,988
     24,300     SBC Communications, Inc................................................        1,397,250
      3,300     Scientific-Atlanta, Inc................................................           49,500
     13,900     Sprint Corp............................................................          554,263
     26,000     Tele-Communications, Inc., Class A*....................................          516,750
      3,800     Tellabs, Inc.*.........................................................          140,600
      8,600     Unicom Corp............................................................          281,650
     18,800     U.S. West Inc..........................................................          672,100
     18,800     U.S. West Media Group, Inc.*...........................................          357,200
     14,400     Viacom Inc., Class B*..................................................          682,200
                                                                                           -------------
                                                                                              19,229,229
                                                                                           -------------
                ENERGY - 9.50%
      3,700     Amerada Hess Corp......................................................          196,100
     19,800     Amoco Corp.............................................................        1,423,125
      2,700     Ashland, Inc...........................................................           94,838
      6,400     Atlantic Richfield Co..................................................          708,800
      6,000     Baker Hughes, Inc......................................................          146,250
      5,000     Burlington Resources, Inc..............................................          196,250
     26,000     Chevron Corp...........................................................        1,365,000
      4,450     Coastal Corp...........................................................          165,763
      7,800     Dresser Industries, Inc................................................          190,125
     10,000     Enron Corp.............................................................          381,250
      2,900     Enserch Corp...........................................................           47,125
     49,500     Exxon Corp.............................................................        3,966,188
      4,900     Halliburton Co.........................................................          248,063
      1,100     Helmerich & Payne, Inc.................................................           32,725
      2,200     Kerr-McGee Corp........................................................          139,700

                      See Notes to Financial Statements.

------------


                 INDEX EQUITY FUND
  The Kent       PORTFOLIO OF INVESTMENTS (CONTINUED)
  Funds          DECEMBER 31, 1995
------------

                                                                                               VALUE
   SHARES                                                                                     (NOTE 2)
   ------                                                                                     --------
                ENERGY (CONTINUED)
      1,400     Louisiana Land & Exploration Co........................................    $      60,025
      2,300     McDermott International, Inc...........................................           50,600
     15,800     Mobil Corp.............................................................        1,769,600
     12,700     Occidental Petroleum Corp..............................................          271,463
      1,200     Oneok, Inc.............................................................           27,450
      4,400     Oryx Energy Co.*.......................................................           58,850
      8,800     Peco Energy Co.........................................................          265,100
      2,000     Pennzoil Co............................................................           84,500
     10,400     Phillips Petroleum Co..................................................          354,900
      3,600     Rowan Cos., Inc.*......................................................           35,550
     21,400     Royal Dutch Petroleum Co., ADR.........................................        3,020,075
      3,872     Santa Fe Energy Resources, Inc.*.......................................           37,268
      9,600     Schlumberger, Ltd......................................................          664,800
      3,700     Sonat, Inc.............................................................          131,813
      3,274     Sun Co., Inc...........................................................           89,626
      7,100     Tenneco, Inc...........................................................          352,338
     10,500     Texaco, Inc............................................................          824,250
      9,800     Unocal Corp............................................................          285,425
     11,500     USX-Marathon Group.....................................................          224,250
      4,300     Williams Cos., Inc.....................................................          188,663
                                                                                           -------------
                                                                                              18,097,848
                                                                                           -------------
                FOOD AND BEVERAGE - 7.62%
     10,100     Albertson's, Inc.......................................................          332,038
     10,085     Anheuser-Busch Cos., Inc...............................................          674,434
     21,146     Archer-Daniels-Midland Co..............................................          380,628
        800     Brown Group, Inc.......................................................           11,400
      3,000     Brown-Forman Corp., Class B............................................          109,500
      9,900     Campbell Soup Co.......................................................          594,000
     50,000     Coca-Cola Co...........................................................        3,712,500
      9,525     Conagra, Inc...........................................................          392,906
      1,600     Coors (Adolph) Co., Class B............................................           35,400
      5,800     CPC International, Inc.................................................          398,025
      6,800     Darden Restaurants, Inc................................................           80,750
      1,600     Fleming Cos., Inc......................................................           33,000
      6,300     General Mills, Inc.....................................................          363,825
      2,500     Giant Food, Inc., Class A..............................................           78,750
      1,600     Great Atlantic & Pacific Tea Co........................................           36,800
     14,700     Heinz (H.J.) Co........................................................          486,938
      3,300     Hershey Foods Corp.....................................................          214,500
      4,400     International Flavors & Fragrances.....................................          211,200
      8,700     Kellogg Co.............................................................          672,075

                                                                                               VALUE
   SHARES                                                                                     (NOTE 2)
   ------                                                                                     --------
                FOOD AND BEVERAGE (CONTINUED)
      4,800     Kroger Co.*............................................................    $     180,000
      1,000     Luby's Cafeterias, Inc.................................................           22,250
     27,700     McDonald's Corp........................................................        1,249,963
     31,400     Pepsico, Inc...........................................................        1,754,475
      3,300     Pioneer Hi-Bred International, Inc.....................................          183,563
      5,700     Quaker Oats Co.........................................................          196,650
      4,280     Ralston-Purina Group...................................................          266,965
      2,300     Ryan's Family Steak Houses, Inc.*......................................           16,100
     19,300     Sara Lee Corp..........................................................          615,188
     14,900     Seagram Co., Ltd.......................................................          515,913
      1,800     Shoney's, Inc.*........................................................           18,450
      7,300     Sysco Corp.............................................................          237,250
      4,400     Wendy's International, Inc.............................................           93,500
      4,500     Whitman Corp...........................................................          104,625
      4,600     Wrigley (Wm.) Jr. Co...................................................          241,500
                                                                                           -------------
                                                                                              14,515,061
                                                                                           -------------
                BANKING - 6.60%
      5,000     Ahmanson (H.F.) & Co...................................................          132,500
     15,586     Banc One Corp..........................................................          588,372
      4,800     Bank of Boston Corp....................................................          222,000
      8,200     Bank of New York Co., Inc..............................................          399,750
     14,724     Bankamerica Corp.......................................................          953,379
      3,100     Bankers Trust New York Corp............................................          206,150
      4,100     Barnett Banks, Inc.....................................................          241,900
      5,400     Boatmen's Bancshares, Inc..............................................          220,725
      7,100     Chase Manhattan Corp...................................................          430,438
      9,974     Chemical Banking Corp..................................................          585,973
     17,000     Citicorp...............................................................        1,143,250
      4,900     Comerica, Inc..........................................................          196,613
      5,600     Corestates Financial Corp..............................................          212,100
      5,200     First Bank System, Inc.................................................          258,050
     12,753     First Chicago NBD Corp.................................................          503,744
      3,500     First Fidelity Bancorp.................................................          263,813
      3,000     First Interstate Bancorp...............................................          409,500
      6,800     First Union Corp.......................................................          378,250
      9,807     Fleet Financial Group, Inc.............................................          399,639
      2,500     Golden West Financial Corp.............................................          138,125
      5,800     Great Western Financial Corp...........................................          147,900
      9,400     Keycorp................................................................          340,750
      5,900     MBNA Corp..............................................................          217,563
      5,650     Mellon Bank Corp.......................................................          303,688

                      See Notes to Financial Statements.

------------


                 INDEX EQUITY FUND
  The Kent       PORTFOLIO OF INVESTMENTS (CONTINUED)
  Funds          DECEMBER 31, 1995
------------

                                                                                               VALUE
   SHARES                                                                                     (NOTE 2)
   ------                                                                                     --------
                BANKING (CONTINUED)
      7,500     Morgan (J.P.) & Co., Inc...............................................    $     601,875
      6,300     National City Corp.....................................................          208,688
     10,757     Nationsbank Corp.......................................................          748,956
     13,900     Norwest Corp...........................................................          458,700
      9,100     PNC Bank Corp..........................................................          293,475
      2,200     Republic New York Corp.................................................          136,675
      4,600     Suntrust Banks, Inc....................................................          315,100
      6,000     U.S. Bancorp...........................................................          201,750
      6,800     Wachovia Corp..........................................................          311,100
      1,900     Wells Fargo & Co.......................................................          410,400
                                                                                           -------------
                                                                                              12,580,891
                                                                                           -------------
                ELECTRIC AND ELECTRONIC MACHINERY - 6.48%
      4,400     Advanced Micro Devices, Inc.*..........................................           72,600
      3,500     Applied Materials, Inc.*...............................................          137,813
      1,400     Cincinnati Milacron, Inc...............................................           36,750
      8,900     Emerson Electric Co....................................................          727,575
     66,600     General Electric Co....................................................        4,795,200
      1,500     Giddings & Lewis, Inc..................................................           24,750
     17,732     Gillette Co............................................................          924,281
      2,200     Grainger (W.W.), Inc...................................................          145,750
      1,700     Harris Corp............................................................           92,863
      5,400     Honeywell, Inc.........................................................          262,575
     32,800     Intel Corp.............................................................        1,861,400
      4,700     ITT Corp.*.............................................................          249,100
      4,700     ITT Industries, Inc.*..................................................          112,800
      5,400     LSI Logic Corp.*.......................................................          176,850
      4,600     Maytag Corp............................................................           93,150
      8,200     Micron Technology, Inc.................................................          324,925
     23,500     Motorola, Inc..........................................................        1,339,500
      5,300     National Semiconductor Corp.*..........................................          117,925
      1,800     Perkin-Elmer Corp......................................................           67,950
      1,900     Raychem Corp...........................................................          108,063
      1,400     Tektronix, Inc.........................................................           68,775
      2,400     Teledyne, Inc.*........................................................           61,500
      7,500     Texas Instruments, Inc.................................................          388,125
      2,900     Whirlpool Corp.........................................................          154,425
                                                                                           -------------
                                                                                              12,344,645
                                                                                           -------------
                MACHINERY - 4.85%
      5,100     Amdahl Corp.*..........................................................           43,350
      5,200     Apple Computer, Inc....................................................          165,750
      3,100     Cabletron Systems, Inc.*...............................................          251,100
      7,900     Caterpillar, Inc.......................................................          464,125
     10,900     Cisco Systems, Inc.*...................................................          813,413

                                                                                               VALUE
   SHARES                                                                                     (NOTE 2)
   ------                                                                                     --------
                MACHINERY (CONTINUED)
     10,600     Compaq Computer Corp.*.................................................    $     508,800
      1,100     Cray Research, Inc.*...................................................           27,225
      1,700     Cummins Engine Co., Inc................................................           62,900
      1,600     Data General Corp.*....................................................           22,000
     10,400     Deere & Co.............................................................          366,600
      6,000     Digital Equipment Corp.*...............................................          384,750
      4,800     Dover Corp.............................................................          177,000
      2,300     EG & G, Inc............................................................           55,775
      1,600     FMC Corp.*.............................................................          108,200
      2,022     General Signal Corp....................................................           65,462
      1,922     Harnischfeger Industries, Inc..........................................           63,907
     20,400     Hewlett-Packard Co.....................................................        1,708,500
      4,500     Ingersoll-Rand Co......................................................          158,063
      2,000     Intergraph Corp.*......................................................           31,500
     22,700     International Business Machines Corp...................................        2,082,725
        400     Nacco Industries, Inc., Class A........................................           22,200
     15,700     Novell, Inc.*..........................................................          223,725
      6,000     Pitney-Bowes, Inc......................................................          282,000
      1,000     Shared Medical Systems Corp............................................           54,375
      6,500     Silicon Graphics, Inc.*................................................          178,750
      7,600     Sun Microsystems, Inc.*................................................          346,750
      5,000     Tandem Computers, Inc.*................................................           53,125
      2,764     Tandy Corp.............................................................          114,706
      1,200     Trinova Corp...........................................................           34,350
      7,300     Unisys Corp.*..........................................................           41,063
      1,740     Varity Corp.*..........................................................           64,598
     15,600     Westinghouse Electric Corp.............................................          257,400
                                                                                           -------------
                                                                                               9,234,187
                                                                                           -------------
                ELECTRIC, GAS AND SANITARY - 4.41%
      7,400     American Electric Power, Inc...........................................          299,700
      6,300     Baltimore Gas & Electric Co............................................          179,550
      8,500     Browning-Ferris Industries, Inc........................................          250,750
      6,100     Carolina Power & Light Co..............................................          210,450
      8,200     Central & South West Corp..............................................          228,575
      6,635     Cinergy Corp...........................................................          203,197
      2,200     Columbia Gas System, Inc.*.............................................           96,525
      9,400     Consolidated Edison Co. of New York....................................          300,800
      4,000     Consolidated Natural Gas Co............................................          181,500
      4,600     Cooper Industries, Inc.................................................          169,050
      6,200     Detroit Edison Co......................................................          213,900
      6,950     Dominion Resources, Inc................................................          286,688
      8,200     Duke Power Co..........................................................          388,475
        900     Eastern Enterprises....................................................           31,725
      9,100     Entergy Corp...........................................................          266,175
      7,400     FPL Group, Inc.........................................................          343,175
      4,900     General Public Utilities Corp..........................................          166,600

                      See Notes to Financial Statements.

------------


                 INDEX EQUITY FUND
  The Kent       PORTFOLIO OF INVESTMENTS (CONTINUED)
  Funds          DECEMBER 31, 1995
------------

                                                                                               VALUE
   SHARES                                                                                     (NOTE 2)
   ------                                                                                     --------
                ELECTRIC, GAS AND SANITARY (CONTINUED)
     10,500     Houston Industries, Inc................................................    $     254,625
      6,200     Niagara Mohawk Power Corp..............................................           59,675
      2,200     Nicor, Inc.............................................................           60,500
      5,300     Noram Energy Corp......................................................           47,038
      2,900     Northern States Power Co...............................................          142,463
      6,500     Ohio Edison Co.........................................................          152,750
      3,500     Pacific Enterprises....................................................           98,875
     16,900     Pacific Gas & Electric Co..............................................          479,538
     11,300     Pacificorp.............................................................          240,125
      4,999     Pall Corp..............................................................          134,348
      6,400     Panhandle Eastern Corp.................................................          178,400
      1,500     Peoples Energy Corp....................................................           47,625
      6,700     PP & L Resources Inc...................................................          167,500
      9,800     Public Service Enterprise Group, Inc...................................          300,125
     17,700     SCE Corp...............................................................          314,175
     26,500     Southern Co............................................................          652,563
      9,000     Texas Utilities Co.....................................................          370,125
      4,400     Union Electric Co......................................................          183,700
      2,300     Western Atlas, Inc.*...................................................          116,150
     19,300     WMX Technologies, Inc..................................................          576,588
                                                                                           -------------
                                                                                               8,393,723
                                                                                           -------------
                INSURANCE - 3.87%
      4,800     Aetna Life & Casualty Co...............................................          332,400
      1,900     Alexander & Alexander Services, Inc....................................           36,100
     17,899     Allstate Corp..........................................................          736,092
      8,200     American General Corp..................................................          285,975
     18,880     American International Group, Inc......................................        1,746,400
      3,500     Chubb Corp.............................................................          338,625
      3,100     Cigna Corp.............................................................          320,075
      3,300     General Re Corp........................................................          511,500
      4,700     ITT Hartford Group, Inc.*..............................................          227,363
      3,150     Jefferson-Pilot Corp...................................................          146,475
      4,100     Lincoln National Corp..................................................          220,375
      3,000     Loews Corp.............................................................          235,125
      2,900     Marsh & McLennan Cos...................................................          257,375
      4,100     Providian Corp.........................................................          167,075
      5,400     Safeco Corp............................................................          186,300
      3,600     St. Paul Cos., Inc.....................................................          200,250
      3,100     Torchmark Corp.........................................................          140,275
      2,682     Transamerica Corp......................................................          195,451
     12,756     Travelers Group, Inc...................................................          802,034
      3,100     Unum Corp..............................................................          170,500
      4,700     USF & G Corp...........................................................           79,313
      1,425     U.S. Life Corp.........................................................           42,572
                                                                                           -------------
                                                                                               7,377,650
                                                                                           -------------
                                                                                               VALUE
   SHARES                                                                                     (NOTE 2)
   ------                                                                                     --------
                GENERAL MERCHANDISE - 2.92%
      3,100     Dayton-Hudson Corp.....................................................    $     232,500
      4,800     Dillard Department Stores, Inc., Class A...............................          136,800
      5,600     Federated Department Stores, Inc.*.....................................          154,000
     19,500     Kmart Corp.............................................................          141,375
      9,900     May Department Stores Co...............................................          418,275
      1,600     Mercantile Stores Co., Inc.............................................           74,000
      9,000     Penney (J.C.), Inc.....................................................          428,625
      2,600     Pep Boys-Manny, Moe & Jack Co..........................................           66,625
      8,350     Price/Costco, Inc.*....................................................          127,338
     15,575     Sears Roebuck & Co.....................................................          607,425
      3,000     Supervalu, Inc.........................................................           94,500
      3,100     TJX Cos., Inc..........................................................           58,513
      6,400     Unilever, ADR..........................................................          900,800
     91,500     Wal-Mart Stores, Inc...................................................        2,047,313
      5,700     Woolworth Corp.*.......................................................           74,100
                                                                                           -------------
                                                                                               5,562,189
                                                                                           -------------
                MEDICAL SUPPLIES - 2.90%
      2,700     Allergan, Inc..........................................................           87,750
      2,200     Bard (C.R.), Inc.......................................................           70,950
      2,500     Bausch & Lomb, Inc.....................................................           99,063
     11,000     Baxter International, Inc..............................................          460,625
      2,600     Becton Dickinson & Co..................................................          195,000
      2,000     Boston Scientific Corp.*...............................................           98,000
      3,300     Mallinckrodt Group, Inc................................................          120,038
      9,200     Medtronic, Inc.........................................................          514,050
     49,200     Merck & Co., Inc.......................................................        3,234,900
      3,000     St. Jude Medical, Inc.*................................................          129,000
      7,000     United Healthcare Corp.................................................          458,500
      2,400     U.S. Surgical Corp.....................................................           51,300
                                                                                           -------------
                                                                                               5,519,176
                                                                                           -------------
                TRANSPORTATION EQUIPMENT - 2.87%
     11,300     Allied Signal, Inc.....................................................          536,750
     15,219     Chrysler Corp..........................................................          842,752
      4,300     Dana Corp..............................................................          125,775
      3,300     Eaton Corp.............................................................          176,963
      2,500     Echlin, Inc............................................................           91,250
     42,800     Ford Motor Co..........................................................        1,241,200
     29,800     General Motors Corp....................................................        1,575,675
      4,850     Genuine Parts Co.......................................................          198,850
      3,220     Navistar International Corp.*..........................................           33,810
      1,625     Paccar, Inc............................................................           68,453
      3,150     Parker-Hannifin Corp...................................................          107,888
      3,600     Textron, Inc...........................................................          243,000
      2,800     TRW, Inc...............................................................          217,000
                                                                                           -------------
                                                                                               5,459,366
                                                                                           -------------

                      See Notes to Financial Statements.

------------


                 INDEX EQUITY FUND
  The Kent       PORTFOLIO OF INVESTMENTS (CONTINUED)
  Funds          DECEMBER 31, 1995
------------

                                                                                               VALUE
   SHARES                                                                                     (NOTE 2)
   ------                                                                                     --------
                METALS AND MINING - 2.57%
      8,950     Alcan Aluminum, Ltd....................................................    $     278,569
      7,100     Aluminum Co. Of America................................................          375,413
      4,500     Armco, Inc.*...........................................................           26,438
      1,800     Asarco, Inc............................................................           57,600
     14,100     Barrick Gold Corp......................................................          371,888
      4,700     Bethleham Steel Corp.*.................................................           65,800
      3,900     Crown Cork & Seal Co., Inc.*...........................................          162,825
      4,000     Cyprus Amax Minerals Co................................................          104,500
      4,800     Echo Bay Mines, Ltd....................................................           49,800
      6,137     Engelhard Corp.........................................................          133,480
      3,500     Fluor Corp.............................................................          231,000
      8,000     Freeport-McMoRan Copper, Class B.......................................          225,000
      5,900     Homestake Mining Co....................................................           92,188
      5,000     Inco, Ltd..............................................................          166,250
      2,100     Inland Steel Industries, Inc...........................................           52,763
     16,700     Minnesota Mining & Manufacturing Co....................................        1,106,375
      3,709     Newmont Mining Corp....................................................          167,832
      3,700     Nucor Corp.............................................................          211,363
      3,000     Phelps Dodge Corp......................................................          186,750
      1,800     Pittston Services Group................................................           56,475
      9,500     Placer Dome, Inc.......................................................          229,188
      2,700     Reynolds Metals Co.....................................................          152,888
      5,662     Santa Fe Pacific Gold Corp.............................................           68,652
      1,700     Snap-On, Inc...........................................................           76,925
      1,300     Timken Co..............................................................           49,725
      3,440     USX-U.S. Steel Group, Inc..............................................          105,780
      3,925     Worthington Industries, Inc............................................           81,689
                                                                                           -------------
                                                                                               4,887,156
                                                                                           -------------
                FINANCIAL SERVICES - 2.29%
     19,300     American Express Co....................................................          798,538
      2,300     Beneficial Corp........................................................          107,238
      4,500     Block (H & R), Inc.....................................................          182,250
      6,733     Dean Witter Discover & Co..............................................          316,451
      7,200     Federal Home Loan Mortgage Corp........................................          601,200
     10,900     Federal National Mortgage Association..................................        1,352,963
      4,100     Household International, Inc...........................................          242,413
      7,000     Merrill Lynch & Co.....................................................          357,000
      3,100     Morgan Stanley Group, Inc..............................................          249,938
      4,500     Salomon, Inc...........................................................          159,750
                                                                                           -------------
                                                                                               4,367,741
                                                                                           -------------
                                                                                               VALUE
   SHARES                                                                                     (NOTE 2)
   ------                                                                                     --------
                AEROSPACE AND DEFENSE - 2.13%
     13,700     Boeing Co..............................................................    $   1,073,738
      2,700     General Dynamics Corp..................................................          159,638
      7,994     Lockheed Martin Corp...................................................          631,526
      7,200     Loral Corp.............................................................          254,700
      4,500     McDonnell Douglas Corp.................................................          414,000
      2,100     Northrop Grumman Corp..................................................          134,400
      9,700     Raytheon Co............................................................          458,325
      8,700     Rockwell International Corp............................................          460,013
      4,900     United Technologies Corp...............................................          464,888
                                                                                           -------------
                                                                                               4,051,228
                                                                                           -------------
                TOBACCO - 1.90%
      7,200     American Brands, Inc...................................................          321,300
     33,500     Philip Morris Cos., Inc................................................        3,031,750
      7,700     UST, Inc...............................................................          256,988
                                                                                           -------------
                                                                                               3,610,038
                                                                                           -------------
                SOFTWARE - 1.80%
      2,000     Autodesk, Inc..........................................................           68,500
      9,675     Computer Associates International, Inc.................................          550,266
     23,600     Microsoft Corp.*.......................................................        2,070,900
     17,300     Oracle Corp.*..........................................................          733,088
                                                                                           -------------
                                                                                               3,422,754
                                                                                           -------------
                PRINT AND PUBLISHING - 1.58%
      3,200     American Greetings Corp., Class A......................................           88,400
      3,500     Deluxe Corp............................................................          101,500
      6,500     Donnelley (R.R.) & Sons Co.............................................          255,938
      4,100     Dow Jones & Co., Inc...................................................          163,488
      6,765     Dun & Bradstreet Corp..................................................          438,034
      5,600     Gannett Co., Inc.......................................................          343,700
      1,300     Harland (John H.) Co...................................................           27,138
      2,100     McGraw-Hill Cos., Inc..................................................          182,963
      1,200     Meredith Corp..........................................................           50,250
      4,300     Moore Corp., Ltd.......................................................           80,088
      4,100     New York Times, Co., Class A...........................................          121,463
     15,360     Time Warner, Inc.......................................................          581,760
      4,800     Times Mirror Co., Class A..............................................          162,600
      2,500     Tribune Co.............................................................          152,813
      3,000     Union Camp Corp........................................................          142,875
      4,350     Westvaco Corp..........................................................          120,713
                                                                                           -------------
                                                                                               3,013,723
                                                                                           -------------

                      See Notes to Financial Statements.

------------


                 INDEX EQUITY FUND
  The Kent       PORTFOLIO OF INVESTMENTS (CONTINUED)
  Funds          DECEMBER 31, 1995
------------

                                                                                               VALUE
   SHARES                                                                                     (NOTE 2)
   ------                                                                                     --------
                TRANSPORTATION - 1.55%
      3,000     AMR Corp.*.............................................................    $     222,750
      3,800     Burlington Northern Santa Fe Corp......................................          296,400
      3,300     Conrail, Inc...........................................................          231,000
      1,900     Consolidated Freightways, Inc..........................................           50,350
      8,308     CSX Corp...............................................................          379,053
      2,200     Delta Air Lines, Inc...................................................          162,525
      2,400     Federal Express Corp.*.................................................          177,300
     11,900     Laidlaw, Inc., Class B.................................................          121,975
      5,200     Norfolk Southern Corp..................................................          412,750
      1,700     Roadway Services, Inc.*................................................           83,088
      3,400     Ryder System, Inc......................................................           84,150
      6,100     Southwest Airlines Co..................................................          141,825
      8,200     Union Pacific Corp.....................................................          541,200
      2,700     U.S. Air Group, Inc.*..................................................           35,775
      1,200     Yellow Corp............................................................           14,850
                                                                                           -------------
                                                                                               2,954,991
                                                                                           -------------
                BUILDING AND CONSTRUCTION - 1.51%
      1,600     Armstrong World Industries, Inc........................................           99,200
      3,600     Black & Decker Corp....................................................          126,900
      1,300     Briggs & Stratton Corp.................................................           56,388
      1,200     Centex Corp............................................................           41,700
      4,000     Champion International Corp............................................          168,000
      1,500     Foster Wheeler Corp....................................................           63,750
     19,021     Home Depot, Inc........................................................          910,630
      4,900     Illinois Tool Works, Inc...............................................          289,100
      1,340     Kaufman & Broad Home Corp..............................................           19,933
      6,800     Lowe's Cos., Inc.......................................................          227,800
      6,700     Masco Corp.............................................................          210,213
      2,100     National Service Industries, Inc.......................................           67,988
      2,100     Owens Corning Fiberglass Corp.*........................................           94,238
      7,800     PPG Industries, Inc....................................................          356,850
      1,200     Pulte Corp.............................................................           40,350
      1,900     Stanley Works..........................................................           97,850
                                                                                           -------------
                                                                                               2,870,890
                                                                                           -------------
                MANUFACTURING INDUSTRIES - 1.31%
      8,936     AMP, Inc...............................................................          342,919
      9,100     Corning, Inc...........................................................          291,200
      1,300     Crane Co...............................................................           47,938
     13,600     Eastman Kodak Co.......................................................          911,200
      3,800     Hasbro, Inc............................................................          117,800
      1,695     Jostens, Inc...........................................................           41,104
      8,838     Mattel, Inc............................................................          271,769
      1,900     Millipore Corp.........................................................           78,138

                                                                                               VALUE
   SHARES                                                                                     (NOTE 2)
   ------                                                                                     --------
                MANUFACTURING INDUSTRIES (CONTINUED)
        900     Outboard Marine Corp...................................................    $      18,338
      1,889     Polaroid Corp..........................................................           89,491
        800     Thomas & Betts Corp....................................................           59,000
      6,100     Tyco International, Ltd................................................          217,313
                                                                                           -------------
                                                                                               2,486,210
                                                                                           -------------
                PAPER - 1.21%
      4,744     Alco Standard Corp.....................................................          216,445
      2,300     Avery-Dennison Corp....................................................          115,288
      1,300     Ball Corp..............................................................           35,750
      2,200     Bemis, Inc.............................................................           56,375
      1,900     Federal Paper Board, Inc...............................................           98,563
     10,100     International Paper Co.................................................          382,538
      3,500     James River Corp. of Virginia..........................................           84,438
     11,070     Kimberly-Clark Corp....................................................          916,043
      2,100     Mead Corp..............................................................          109,725
      4,046     Stone Container Corp...................................................           58,161
      2,400     Temple-Inland, Inc.....................................................          105,900
      2,400     Willamette Industries, Inc.............................................          135,000
                                                                                           -------------
                                                                                               2,314,226
                                                                                           -------------
                BUSINESS SERVICES - 1.16%
      5,700     Automatic Data Processing, Inc.........................................          423,225
      2,000     Ceridian Corp.*........................................................           82,500
      2,300     Computer Sciences Corp.*...............................................          161,575
      7,400     CUC International, Inc.*...............................................          252,525
      7,300     First Data Corp........................................................          488,188
      2,500     Safety-Kleen Corp......................................................           39,063
      4,150     Service Corp. International............................................          182,600
      4,289     Xerox Corp.............................................................          587,593
                                                                                           -------------
                                                                                               2,217,269
                                                                                           -------------
                HOSPITAL MANAGEMENT - 0.89%
      3,800     Beverly Enterprises, Inc.*.............................................           40,375
     17,733     Columbia/HCA Healthcare Corp...........................................          899,950
      1,900     Community Psychiatric Centers..........................................           23,275
      6,800     Humana Inc. New*.......................................................          186,150
      2,700     Manor Care, Inc........................................................           94,500
      8,500     Tenet Healthcare Corp.*................................................          176,375
      6,100     U.S. Healthcare, Inc...................................................          283,650
                                                                                           -------------
                                                                                               1,704,275
                                                                                           -------------

                      See Notes to Financial Statements.

------------


                 INDEX EQUITY FUND
  The Kent       PORTFOLIO OF INVESTMENTS (CONTINUED)
  Funds          DECEMBER 31, 1995
------------

                                                                                               VALUE
   SHARES                                                                                     (NOTE 2)
   ------                                                                                     --------
                APPAREL STORES - 0.80%
      4,400     Charming Shoppes, Inc..................................................    $      12,650
      5,700     Gap, Inc...............................................................          239,400
     14,300     Limited, Inc...........................................................          248,463
      3,200     Liz Claiborne, Inc.....................................................           88,800
      4,500     Melville Corp..........................................................          138,375
      5,700     Nike, Inc., Class B....................................................          396,863
      3,500     Nordstrom, Inc.........................................................          141,750
      3,400     Reebok International, Ltd..............................................           96,050
      2,100     Stride Rite Corp.......................................................           15,750
      2,700     VF Corp................................................................          142,425
                                                                                           -------------
                                                                                               1,520,526
                                                                                           -------------
                RETAIL - 0.71%
      6,300     American Stores Co.....................................................          168,525
      4,100     Circuit City Stores, Inc...............................................          113,263
      1,425     Handleman Co...........................................................            8,194
      3,116     Harcourt General, Inc..................................................          130,483
        900     Longs Drug Stores, Inc.................................................           43,088
      3,600     Rite Aid Corp..........................................................          123,300
     10,850     Toys `R' Us, Inc.*.....................................................          235,988
      9,800     Walgreen Co............................................................          292,775
      6,400     Winn-Dixie Stores, Inc.................................................          236,000
                                                                                           -------------
                                                                                               1,351,616
                                                                                           -------------
                AMUSEMENT AND RECREATION SERVICES - 0.70%
      4,100     Brunswick Corp.........................................................           98,400
     20,800     Walt Disney Co.........................................................        1,227,200
                                                                                           -------------
                                                                                               1,325,600
                                                                                           -------------
                LUMBER AND WOOD - 0.45%
      2,008     Boise Cascade Corp.....................................................           69,527
      3,900     Georgia-Pacific Corp...................................................          267,638
      4,600     Louisiana-Pacific Corp.................................................          111,550
      1,200     Potlatch Corp..........................................................           48,000
      8,150     Weyerhaeuser Co........................................................          352,488
                                                                                           -------------
                                                                                                 849,203
                                                                                           -------------
                RUBBER - 0.38%
      3,600     Cooper Tire & Rubber Co................................................           88,650
      1,100     Goodrich (B.F.) Co.....................................................           74,938
      6,100     Goodyear Tire & Rubber Co..............................................          276,788
      2,600     Premark International, Inc.............................................          131,625
      6,300     Rubbermaid, Inc........................................................          160,650
                                                                                           -------------
                                                                                                 732,651
                                                                                           -------------
                                                                                               VALUE
   SHARES                                                                                     (NOTE 2)
   ------                                                                                     --------
                HOTELS-LEISURE - 0.24%
      2,000     Bally Entertainment Corp.*.............................................    $      28,000
      4,400     Harrah's Entertainment, Inc.*..........................................          106,700
      2,100     Hilton Hotels Corp.....................................................          129,150
      5,200     Marriott International, Inc............................................          198,900
                                                                                           -------------
                                                                                                 462,750
                                                                                           -------------
                MOTION PICTURES - 0.10%
      1,550     King World Productions, Inc.*..........................................           60,256
      2,100     Knight-Ridder, Inc.....................................................          131,250
                                                                                           -------------
                                                                                                 191,506
                                                                                           -------------
                HOME FURNISHINGS - 0.09%
      6,800     Newell Co..............................................................          175,950
                                                                                           -------------
                TEXTILES - 0.09%
      3,200     Fruit of The Loom, Inc., Class A*......................................           78,000
      1,700     Russell Corp...........................................................           47,175
        900     Springs Industries, Inc., Class A......................................           37,238
                                                                                           -------------
                                                                                                 162,413
                                                                                           -------------
                CONGLOMERATES - 0.08%
      1,700     Johnson Controls, Inc..................................................          116,875
      2,100     Ogden Corp.............................................................           44,888
                                                                                           -------------
                                                                                                 161,763
                                                                                           -------------
                ADVERTISING - 0.07%
      3,300     Interpublic Group Cos., Inc............................................          143,138
                                                                                           -------------
                RECREATIONAL EQUIPMENT - 0.03%
      2,000     Fleetwood Enterprises, Inc.............................................           51,500
                                                                                           -------------
                TOTAL COMMON STOCKS....................................................      183,858,961
                (Cost $137,629,080)                                                        -------------

                      See Notes to Financial Statements.

------------


                 INDEX EQUITY FUND
  The Kent       PORTFOLIO OF INVESTMENTS (CONTINUED)
  Funds          DECEMBER 31, 1995
------------

                                                                                               VALUE
 PAR VALUE                                                                                    (NOTE 2)
 ---------                                                                                    --------
U.S. GOVERNMENT OBLIGATIONS - 0.23%
$   445,000     US Treasury Bill/(1)/
                5.43%, 06/13/1996......................................................    $     435,028
                                                                                           -------------
                TOTAL U.S. GOVERNMENT OBLIGATIONS......................................          435,028
                (Cost $435,028)                                                            -------------

COMMERCIAL PAPER - 3.74%
  7,125,296     General Motors Acceptance Corp.
                6.05%, 01/02/1996......................................................        7,125,296
                                                                                           -------------
                TOTAL COMMERCIAL PAPER.................................................        7,125,296
                (Cost $7,125,296)                                                          -------------

TOTAL INVESTMENTS - 100.49%............................................................      191,419,285
(Cost $145,189,404)**                                                                      -------------

NET OTHER ASSETS AND LIABILITIES -(0.49)%..............................................         (930,696)
                                                                                           -------------
TOTAL NET ASSETS - 100.00%.............................................................    $ 190,488,589
                                                                                           =============

----------------------------------------
  * Non-income producing security.
 ** Aggregate cost for Federal income tax purposes is $146,028,416
ADR American Depository Receipt.
(1) Security has been deposited as initial margin on open future contracts.
    At December 31, 1995, the Portfolio's open future contracts were as follows:

   # of           Opening           Current        Market
Contracts      Contract Type       Position        Value
---------      -------------      -----------    -----------
    20          March 1996
                 S & P 500        $ 6,227,825    $ 6,184,500

                      See Notes to Financial Statements.

------------



  The Kent       STATEMENTS OF ASSETS AND LIABILITIES
  Funds          DECEMBER 31, 1995
------------

                                                               GROWTH             SMALL
                                                                 AND             COMPANY        INTERNATIONAL         INDEX
                                                               INCOME            GROWTH            GROWTH            EQUITY
                                                           --------------    --------------    --------------    --------------
ASSETS:
  Investments (Note 2):
    Investments at cost................................    $  354,037,056    $  417,282,880    $  248,173,149    $  145,189,404
    Net unrealized appreciation (depreciation).........        63,282,880        52,605,209        50,526,166        46,229,881
                                                           --------------    --------------    --------------    --------------
      Total investments at value.......................       417,319,936       469,888,089       298,699,315       191,419,285
  Cash.................................................                --           483,409                --                --
  Foreign currency at value (Cost $8,903)..............                --                --             8,990                --
  Receivable for investments sold......................                --           335,981                --                --
  Receivable for Trust shares sold.....................            53,050            98,964            25,488            53,631
  Interest and dividend receivables....................           990,246           319,318           480,627           364,623
  Dividend reclaim receivable..........................                --                --           231,368                --
  Receivable on daily variation margin.................                --             7,000                --             7,000
                                                           --------------    --------------    --------------    --------------
      Total Assets.....................................       418,363,232       471,132,761       299,445,788       191,844,539
                                                           --------------    --------------    --------------    --------------
LIABILITIES:
  Payable for investments purchased....................         3,816,650         8,717,099         1,968,025            60,075
  Payable for Trust shares repurchased.................         1,978,645         1,285,503           896,579         1,217,581
  Payable for foreign currency contracts...............                --                --             1,859                --
  Advisory fee payable (Note 3)........................            32,109            35,620            24,302             6,297
  Payable to administrator and
    transfer agent (Note 3)............................             2,256            40,079            34,828            32,633
  Payable to custodian.................................            35,638                --         2,361,314            10,269
  Accrued expenses and other payables..................            47,342            27,017            65,785            29,095
                                                           --------------    --------------    --------------    --------------
      Total Liabilities................................         5,912,640        10,105,318         5,352,692         1,355,950
                                                           --------------    --------------    --------------    --------------
NET ASSETS.............................................    $  412,450,592    $  461,027,443    $  294,093,096    $  190,488,589
                                                           ==============    ==============    ==============    ==============
NET ASSETS CONSIST OF:
  Paid-in-capital......................................    $  334,342,303    $  404,867,895    $  244,279,049    $  142,407,110
  Undistributed (overdistributed) net
    investment income..................................            93,922            24,141          (506,545)           51,864
  Accumulated net realized gain (loss) on
    investments, foreign currency and
    futures contracts sold.............................        14,731,487         3,575,323          (212,212)        1,843,059
  Net unrealized appreciation (depreciation)
    of investments, foreign currency and
    futures contracts..................................        63,282,880        52,560,084        50,532,804        46,186,556
                                                           --------------    --------------    --------------    --------------
TOTAL NET ASSETS.......................................    $  412,450,592    $  461,027,443    $  294,093,096    $  190,488,589
                                                           ==============    ==============    ==============    ==============
INSTITUTIONAL SHARES:
  Net Assets...........................................    $  401,371,168    $  450,072,477    $  286,544,897    $  183,876,862
  Shares Outstanding...................................        30,286,188        32,567,385        20,203,234        14,644,086
  Net Asset Value, offering and redemption
    price per share....................................    $        13.25    $        13.82    $        14.18    $        12.56
                                                           ==============    ==============    ==============    ==============
INVESTMENT SHARES:
  Net Assets...........................................    $   11,079,424    $   10,954,966    $    7,548,199    $    6,611,727
  Shares Outstanding...................................           840,180           793,547           534,190           525,856
  Net Asset Value, redemption
  price per share......................................    $        13.19    $        13.81    $        14.13    $        12.57
                                                           ==============    ==============    ==============    ==============
  Maximum offering price per share - Investment
  Class (NAV/0.96).....................................    $        13.74    $        14.39    $        14.72    $        13.09
                                                           ==============    ==============    ==============    ==============

                      See Notes to Financial Statements.

------------



  The Kent       STATEMENTS OF OPERATIONS
  Funds          FOR THE YEAR ENDED DECEMBER 31, 1995
------------

                                                               GROWTH             SMALL
                                                                 AND             COMPANY        INTERNATIONAL         INDEX
                                                               INCOME            GROWTH            GROWTH            EQUITY
                                                           --------------    --------------    --------------    --------------
INVESTMENT INCOME (NOTE 2):
  Dividends............................................    $   12,667,924    $    5,619,333    $    5,363,772    $    5,631,870
  Interest.............................................            35,130            73,729           589,991            56,069
  Less: Net foreign taxes withheld.....................                --                --          (964,863)               --
                                                           --------------    --------------    --------------    --------------
    Total Investment Income............................        12,703,054         5,693,062         4,988,900         5,687,939
                                                           --------------    --------------    --------------    --------------
EXPENSES:
  Investment advisory fee (Note 3).....................         2,427,434         2,210,891         1,483,705           634,175
  Administration fee (Note 3)..........................           693,553           631,683           395,655           422,784
  Custodian fee (Note 3)...............................            17,209            37,398           183,398            46,127
  Fund accounting fee (Note 3).........................             3,186            16,908           116,162            12,363
  Legal fee (Note 3)...................................            12,370            14,516            15,358             7,892
  Audit fee............................................             8,480            12,301            17,659            11,523
  Shareholder services (Notes 3 & 4)...................            45,669            90,959            52,820            29,788
  Trustees' fees and expenses (Note 3).................             3,194             3,194             3,194             3,194
  Distribution Fee (Note 3)............................            22,284            23,221            16,123            13,171
  Printing expense (Note 4)............................            15,695            15,476            13,085            11,560
  Registration fees....................................             2,884             3,584            15,479             2,884
  Miscellaneous fees...................................            13,877            19,315            15,484            10,618
                                                           --------------    --------------    --------------    --------------
    Total Expenses before reimbursement/waiver.........         3,265,835         3,079,446         2,328,122         1,206,079
    Less reimbursement/waiver (Note 3).................                --                --                --           (17,562)
                                                           --------------    --------------    --------------    --------------
    Total Expenses net of reimbursement/waiver.........         3,265,835         3,079,446         2,328,122         1,188,517
                                                           --------------    --------------    --------------    --------------
NET INVESTMENT INCOME..................................         9,437,219         2,613,616         2,660,778         4,499,422
                                                           --------------    --------------    --------------    --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTE 2):
  Net realized gain (loss) on investments..............        29,158,461        13,578,009         2,507,398        15,892,396
  Net realized gain (loss) on futures contracts........            86,350         1,119,425                --         1,921,920
  Net realized gain (loss) on foreign currency and
    foreign currency contracts.........................                --                --         1,799,288                --
  Net change in unrealized appreciation
    (depreciation) of investments,
    foreign currency, foreign currency contracts
    and futures contracts..............................        64,996,671        50,369,980        20,314,467        44,448,727
                                                           --------------    --------------    --------------    --------------
NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS.............................        94,241,482        65,067,414        24,621,153        62,263,043
                                                           --------------    --------------    --------------    --------------
NET INCREASE (DECREASE) IN NET
ASSETS RESULTING FROM
OPERATIONS.............................................    $  103,678,701    $   67,681,030    $   27,281,931    $   66,762,465
                                                           ==============    ==============    ==============    ==============

                      See Notes to Financial Statements.

------------



  The Kent
  Funds          STATEMENTS OF CHANGES IN NET ASSETS
------------

                                                                        GROWTH AND INCOME FUND
                                                                   --------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                                   --------------------------------
                                                                        1995              1994
                                                                   --------------    --------------
NET ASSETS AT BEGINNING OF YEAR..................................  $  316,830,050    $  185,471,375
                                                                   --------------    --------------
INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS:
  Net investment income..........................................       9,437,219         8,057,446
  Net realized gain (loss) on investments, foreign currency and
    futures contracts............................................      29,244,811         5,680,608
  Net change in unrealized appreciation
    (depreciation) of investments, foreign currency
    and futures contracts........................................      64,996,671        (9,217,779)
                                                                   --------------    --------------
  Net increase (decrease) in net assets resulting
    from operations..............................................     103,678,701         4,520,275
                                                                   --------------    --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 2):
  Net investment income..........................................      (9,343,297)       (7,953,940)
  In excess of net investment income.............................              --          (103,506)
  Net realized gains.............................................     (15,809,193)       (4,320,954)
                                                                   --------------    --------------
    Total Distributions..........................................     (25,152,490)      (12,378,400)
                                                                   --------------    --------------
SHARE TRANSACTIONS (NOTE 5):
  INSTITUTIONAL SHARES:
  Shares issued..................................................     135,405,690       210,151,582
  Reinvestment of distributions..................................      10,602,239         5,235,449
  Shares redeemed................................................    (130,005,699)      (79,789,576)
                                                                   --------------    --------------
    Net Institutional Share transactions.........................      16,002,230       135,597,455
                                                                   --------------    --------------
  INVESTMENT SHARES:
  Shares issued..................................................       2,791,139         4,755,118
  Reinvestment of distributions..................................         632,130           299,345
  Shares redeemed................................................      (2,331,168)       (1,435,118)
                                                                   --------------    --------------
    Net Investment Share transactions............................       1,092,101         3,619,345
                                                                   --------------    --------------
    Net increase (decrease) from share transactions..............      17,094,331       139,216,800
                                                                   --------------    --------------

Net increase (decrease) in net assets............................      95,620,542       131,358,675
                                                                   --------------    --------------
NET ASSETS AT END OF YEAR (INCLUDING LINE A).....................  $  412,450,592    $  316,830,050
                                                                   ==============    ==============
(A) Accumulated undistributed (overdistributed) net
    investment income (loss).....................................  $       93,922    $           --
                                                                   ==============    ==============

                      See Notes to Financial Statements.

                                                                     SMALL COMPANY GROWTH FUND        INTERNATIONAL GROWTH FUND
                                                                   ------------------------------  -------------------------------
                                                                      YEAR ENDED DECEMBER 31,          YEAR ENDED DECEMBER 31,
                                                                   ------------------------------  -------------------------------
                                                                        1995            1994            1995             1994
                                                                   --------------  --------------  --------------   --------------
NET ASSETS AT BEGINNING OF YEAR..................................  $  312,611,638  $  257,746,199  $  184,724,501   $  160,918,410
                                                                   --------------  --------------  --------------   --------------
INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS:
  Net investment income..........................................       2,613,616       2,278,064       2,660,778        1,649,848
  Net realized gain (loss) on investments, foreign currency and
    futures contracts............................................      14,697,434      18,158,096       4,306,686        8,055,122
  Net change in unrealized appreciation
    (depreciation) of investments, foreign currency
    and futures contracts........................................      50,369,980     (19,917,681)     20,314,467          887,086
                                                                   --------------  --------------  --------------   --------------
  Net increase (decrease) in net assets resulting

    from operations..............................................      67,681,030         518,479      27,281,931       10,592,056
                                                                   --------------  --------------  --------------   --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 2):
  Net investment income..........................................      (2,589,475)     (2,128,568)     (2,660,778)      (1,025,625)
  In excess of net investment income.............................              --        (143,388)     (2,305,833)        (412,639)
  Net realized gains.............................................     (21,952,154)     (9,877,695)     (5,009,748)      (5,621,157)
                                                                   --------------  --------------  --------------   --------------
    Total Distributions..........................................     (24,541,629)    (12,149,651)     (9,976,359)      (7,059,421)
                                                                   --------------  --------------  --------------   --------------
SHARE TRANSACTIONS (NOTE 5):
  INSTITUTIONAL SHARES:
  Shares issued..................................................     214,950,302     141,191,403     151,546,595       90,181,555
  Reinvestment of distributions..................................      12,988,002       5,989,132       4,756,128        2,771,440
  Shares redeemed................................................    (123,856,962)    (84,126,307)    (64,667,292)     (76,094,359)
                                                                   --------------  --------------  --------------   --------------
    Net Institutional Share transactions.........................     104,081,342      63,054,228      91,635,431       16,858,636
                                                                   --------------  --------------  --------------   --------------
  INVESTMENT SHARES:
  Shares issued..................................................       3,064,021       4,739,061       2,020,811        4,261,021
  Reinvestment of distributions..................................         617,761         299,502         251,525          241,388

  Shares redeemed................................................      (2,486,720)     (1,596,180)     (1,844,744)      (1,087,589)
                                                                   --------------  --------------  --------------   --------------
    Net Investment Share transactions............................       1,195,062       3,442,383         427,592        3,414,820
                                                                   --------------  --------------  --------------   --------------
    Net increase (decrease) from share transactions..............     105,276,404      66,496,611      92,063,023       20,273,456
                                                                   --------------  --------------  --------------   --------------

Net increase (decrease) in net assets............................     148,415,805      54,865,439     109,368,595       23,806,091
                                                                   --------------  --------------  --------------   --------------

NET ASSETS AT END OF YEAR (INCLUDING LINE A).....................  $  461,027,443  $  312,611,638  $  294,093,096   $  184,724,501
                                                                   ==============  ==============  ==============   ==============

(A) Accumulated undistributed (overdistributed) net
    investment income (loss).....................................  $       24,141  $           --  $     (506,545)  $           --
                                                                   ==============  ==============  ==============   ==============

                                                                          INDEX EQUITY FUND
                                                                   -------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                                   -------------------------------
                                                                        1995             1994
                                                                   --------------   --------------
NET ASSETS AT BEGINNING OF YEAR..................................  $  250,286,380   $  237,227,054
                                                                   --------------   --------------
INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS:
  Net investment income..........................................       4,499,422        6,994,396
  Net realized gain (loss) on investments, foreign currency and
    futures contracts............................................      17,814,316       14,385,686
  Net change in unrealized appreciation
    (depreciation) of investments, foreign currency
    and futures contracts........................................      44,448,727      (15,054,153)
                                                                   --------------   --------------
  Net increase (decrease) in net assets resulting
    from operations..............................................      66,762,465        6,325,929
                                                                   --------------   --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 2):
  Net investment income..........................................      (4,447,558)      (7,080,166)
  In excess of net investment income.............................              --               --
  Net realized gains.............................................     (25,780,284)      (4,650,644)
                                                                   --------------   --------------
    Total Distributions..........................................     (30,227,842)     (11,730,810)
                                                                   --------------   --------------
SHARE TRANSACTIONS (NOTE 5):
  INSTITUTIONAL SHARES:
  Shares issued..................................................      56,866,010      209,938,963
  Reinvestment of distributions..................................      18,021,509        6,780,932
  Shares redeemed................................................    (172,291,970)    (199,370,268)
                                                                   --------------   --------------
    Net Institutional Share transactions.........................     (97,404,451)      17,349,627
                                                                   --------------   --------------
  INVESTMENT SHARES:
  Shares issued..................................................       1,824,094        2,700,376
  Reinvestment of distributions..................................         755,434          174,697
  Shares redeemed................................................      (1,507,491)      (1,760,493)
                                                                   --------------   --------------
    Net Investment Share transactions............................       1,072,037        1,114,580
                                                                   --------------   --------------
    Net increase (decrease) from share transactions..............     (96,332,414)      18,464,207
                                                                   --------------   --------------

Net increase (decrease) in net assets............................     (59,797,791)      13,059,326
                                                                   --------------   --------------

NET ASSETS AT END OF YEAR (INCLUDING LINE A).....................  $  190,488,589   $  250,286,380
                                                                   ==============   ==============

(A) Accumulated undistributed (overdistributed) net
    investment income (loss).....................................  $       51,864   $           --
                                                                   ==============   ==============

                      See Notes to Financial Statements.

------------


                 GROWTH AND INCOME FUND
  The Kent       FINANCIAL HIGHLIGHTS
  Funds          FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.
------------

INSTITUTIONAL SHARES

                                                                                    PERIOD ENDED DECEMBER 31,
                                                                     --------------------------------------------------------
                                                                       1995           1994            1993          1992/(1)/
                                                                     ---------      ---------       ---------       ---------
Net Asset Value, Beginning of period...........................      $   10.50      $   10.91       $   10.31       $   10.00
                                                                     ---------      ---------       ---------       ---------
Income from Investment Operations:
    Net investment income......................................           0.33           0.31            0.27            0.06
    Net realized and unrealized gain (loss) on investments.....           3.28          (0.26)           0.95            0.31
                                                                     ---------      ---------       ---------       ---------
        Total from Investment Operations:......................           3.61           0.05            1.22            0.37
                                                                     ---------      ---------       ---------       ---------
Less Distributions from:
    Net investment income......................................          (0.33)         (0.31)          (0.27)          (0.06)
    In excess of net investment income.........................             --            ***           (0.01)            ***
    Net realized gains.........................................          (0.53)         (0.15)          (0.34)             --
    In excess of net realized gains............................             --             --              --              --
                                                                     ---------      ---------       ---------       ---------
        Total Distributions....................................          (0.86)         (0.46)          (0.62)          (0.06)
                                                                     ---------      ---------       ---------       ---------
Net increase (decrease) in net asset value.....................           2.75          (0.41)           0.60            0.31
                                                                     ---------      ---------       ---------       ---------
Net Asset Value, End of period.................................      $   13.25      $   10.50       $   10.91       $   10.31
                                                                     =========      =========       =========       =========

Total Return for period indicated (A)..........................          34.91%          0.51%          11.98%           3.68%

Ratios/Supplemental Data:
Net Assets, End of period (000's)..............................      $ 401,371      $ 308,825       $ 180,864       $  76,449
Ratios to average net assets:
    Net investment income......................................           2.73%          3.04%           2.61%           3.51%*
    Operating expenses.........................................           0.94%          0.98%           1.03%           0.19%**
Portfolio Turnover Rate........................................             58%            28%             54%              0%

----------------------------------------
*   Annualized
**  Not Annualized
*** Amount is less than $0.005.
(1) The Institutional Class commenced operations on November 2, 1992.
(2) The Investment Class date of initial public investment was December 1, 1992.
(A) Calculation does not include sales charge for the Investment shares.

                      See Notes to Financial Statements.

INVESTMENT SHARES

                                                                                    PERIOD ENDED DECEMBER 31,
                                                                     --------------------------------------------------------
                                                                        1995           1994            1993         1992/(2)/
                                                                     ---------      ---------       ---------       ---------
Net Asset Value, Beginning of period...........................      $  10.46       $  10.87        $  10.29        $  10.23
                                                                     ---------      ---------       ---------       ---------
Income from Investment Operations:
    Net investment income......................................          0.30           0.32            0.27             ***
    Net realized and unrealized gain (loss) on investments.....          3.26          (0.27)           0.93            0.06
                                                                     ---------      ---------       ---------       ---------
        Total from Investment Operations:......................          3.56           0.05            1.20            0.06
                                                                     ---------      ---------       ---------       ---------
Less Distributions from:
    Net investment income......................................         (0.30)         (0.31)          (0.23)             --
    In excess of net investment income.........................            --            ***           (0.05)             --
    Net realized gains.........................................         (0.53)         (0.15)          (0.20)             --
    In excess of net realized gains............................            --             --           (0.14)             --
                                                                     ---------      ---------       ---------       ---------
        Total Distributions....................................         (0.83)         (0.46)          (0.62)             --
                                                                     ---------      ---------       ---------       ---------
Net increase (decrease) in net asset value.....................          2.73          (0.41)           0.58            0.06
                                                                     ---------      ---------       ---------       ---------
Net Asset Value, End of period.................................      $  13.19       $  10.46        $  10.87        $  10.29
                                                                     =========      =========       =========       =========

Total Return for period indicated (A)..........................         34.61%          0.50%          11.81%           0.59%

Ratios/Supplemental Data:
Net Assets, End of period (000's)..............................      $ 11,079       $  8,005        $  4,607        $    102
Ratios to average net assets:
    Net investment income......................................          2.48%          3.03%           2.43%          (0.88)%*
    Operating expenses.........................................          1.18%          0.98%           1.22%           0.33%**
Portfolio Turnover Rate........................................            58%            28%             54%              0%

------------


                 SMALL COMPANY GROWTH FUND
  The Kent       FINANCIAL HIGHLIGHTS
  Funds          FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.
------------

INSTITUTIONAL SHARES

                                                                                    PERIOD ENDED DECEMBER 31,
                                                                     --------------------------------------------------------
                                                                       1995           1994            1993          1992/(1)/
                                                                     ---------      ---------       ---------       ---------
Net Asset Value, Beginning of period.............................    $   11.99      $   12.50       $   10.85       $   10.00
                                                                     ---------      ---------       ---------       ---------
Income from Investment Operations:
    Net investment income........................................         0.10           0.10            0.08            0.02
    Net realized and unrealized gain (loss) on investments and
           futures contracts.....................................         2.64          (0.10)           1.76            0.86
                                                                     ---------      ---------       ---------       ---------
        Total from Investment Operations:........................         2.74           0.00            1.84            0.88
                                                                     ---------      ---------       ---------       ---------
Less Distributions from:
    Net investment income........................................        (0.10)         (0.09)          (0.08)          (0.02)
    In excess of net investment income...........................           --          (0.01)          (0.01)          (0.01)
    Net realized gains...........................................        (0.81)         (0.41)          (0.10)             --
                                                                     ---------      ---------       ---------       ---------
        Total Distributions......................................        (0.91)         (0.51)          (0.19)          (0.03)
                                                                     ---------      ---------       ---------       ---------
Net increase (decrease) in net asset value.......................         1.83          (0.51)           1.65            0.85
                                                                     ---------      ---------       ---------       ---------
Net Asset Value, End of period...................................    $   13.82      $   11.99       $   12.50       $   10.85
                                                                     =========      =========       =========       =========

Total Return for period indicated (A)............................        23.75%        (0.06)%          17.04%           8.75%

Ratios/Supplemental Data:
Net Assets, End of period (000's)................................    $ 450,072      $ 304,179       $ 252,401       $  95,999
Ratios to average net assets:
    Net investment income........................................         0.83%          0.79%           0.74%           1.35%*
    Operating expenses...........................................         0.97%          0.98%           1.06%           0.18%**
Portfolio Turnover Rate..........................................           30%            20%             14%              1%

----------------------------------------
*   Annualized
**  Not Annualized
*** Amount is less than $0.005.
(1) The Institutional Class commenced operations on November 2, 1992.
(2) The Investment Class date of initial public investment was December 4, 1992.
(A) Calculation does not include sales charge for the Investment Shares.

                      See Notes to Financial Statements.

INVESTMENT SHARES

                                                                                    PERIOD ENDED DECEMBER 31,
                                                                     --------------------------------------------------------
                                                                       1995           1994            1993          1992/(2)/
                                                                     ---------      ---------       ---------       ---------
Net Asset Value, Beginning of period.............................    $   11.98      $   12.49       $   10.86       $   10.65
                                                                     ---------      ---------       ---------       ---------
Income from Investment Operations:
    Net investment income........................................         0.07           0.10            0.08              ***
    Net realized and unrealized gain (loss) on investments and
           futures contracts.....................................         2.64          (0.11)           1.74            0.21
                                                                     ---------      ---------       ---------       ---------
        Total from Investment Operations:........................         2.71          (0.01)           1.82            0.21
                                                                     ---------      ---------       ---------       ---------
Less Distributions from:
    Net investment income........................................        (0.07)         (0.08)          (0.06)             --
    In excess of net investment income...........................           --          (0.01)          (0.03)             --
    Net realized gains...........................................        (0.81)         (0.41)          (0.10)             --
                                                                     ---------      ---------       ---------       ---------
        Total Distributions......................................        (0.88)         (0.50)          (0.19)             --
                                                                     ---------      ---------       ---------       ---------
Net increase (decrease) in net asset value.......................         1.83          (0.51)           1.63            0.21
                                                                     ---------      ---------       ---------       ---------
Net Asset Value, End of period...................................    $   13.81      $   11.98       $   12.49       $   10.86
                                                                     =========      =========       =========       =========

Total Return for period indicated (A)............................        23.47%         (0.08)%         16.84%           1.97%

Ratios/Supplemental Data:
Net Assets, End of period (000's)................................    $  10,955      $   8,433       $   5,345       $      84
Ratios to average net assets:
    Net investment income........................................         0.59%          0.79%           0.59%          (1.50)%*
    Operating expenses...........................................         1.20%          0.98%           1.25%           0.27%**
Portfolio Turnover Rate..........................................           30%            20%             14%              1%

------------


                 INTERNATIONAL GROWTH FUND
  The Kent       FINANCIAL HIGHLIGHTS
  Funds          FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.
------------

INSTITUTIONAL SHARES

                                                                                    PERIOD ENDED DECEMBER 31,
                                                                     --------------------------------------------------------
                                                                       1995           1994            1993          1992/(1)/
                                                                     ---------      ---------       ---------       ---------
Net Asset Value, Beginning of period.............................    $   13.06      $   12.84       $   10.01       $   10.00
                                                                     ---------      ---------       ---------       ---------
Income from Investment Operations:
    Net investment income........................................         0.13           0.12            0.09             ***
    Net realized and unrealized gain (loss) on investments,
            foreign currency and futures contracts...............         1.54           0.61            2.95            0.02
                                                                     ---------      ---------       ---------       ---------
        Total from investment operations.........................         1.67           0.73            3.04            0.02
                                                                     ---------      ---------       ---------       ---------
Less Distributions from:
    Net investment income........................................        (0.13)         (0.07)          (0.08)             --
    In excess of net investment income...........................        (0.11)         (0.03)          (0.04)          (0.01)
    Net realized gains...........................................        (0.31)         (0.41)          (0.08)             --
    In excess of net realized gains..............................           --             --           (0.01)             --
                                                                     ---------      ---------       ---------       ---------
       Total Distributions.......................................        (0.55)         (0.51)          (0.21)          (0.01)
                                                                     ---------      ---------       ---------       ---------
Net increase (decrease) in net asset value.......................         1.12           0.22            2.83            0.01
                                                                     ---------      ---------       ---------       ---------
    Net Asset Value, End of period...............................    $   14.18      $   13.06       $   12.84       $   10.01
                                                                     =========      =========       =========       =========

Total Return for period indicated (A)............................        13.00%          5.73%          30.32%           0.20%

Ratios/Supplemental Data:
Net Assets, End of period (000's)................................    $ 286,545      $ 178,186       $ 157,716       $  81,105
Ratios to average net assets:
    Net investment income........................................         1.35%          0.87%           0.86%          (0.28)%*
    Operating expenses...........................................         1.17%          1.22%           1.33%           0.14%**
Portfolio Turnover Rate..........................................            6%            20%              5%              0%

----------------------------------------
*   Annualized
**  Not Annualized
*** Amount is less than $0.005.
(1) The Institutional Class commenced operations on December 4, 1992.
(2) The Investment Class date of initial public investment was December 4, 1992.
(A) Calculation does not include sales charge for the Investment Shares.

                      See Notes to Financial Statements.

INVESTMENT SHARES

                                                                                    PERIOD ENDED DECEMBER 31,
                                                                     --------------------------------------------------------
                                                                       1995           1994            1993          1992/(2)/
                                                                     ---------      ---------       ---------       ---------
Net Asset Value, Beginning of period.............................    $   13.00      $   12.81       $   10.03       $   10.00
                                                                     ---------      ---------       ---------       ---------
Income from Investment Operations:
    Net investment income........................................         0.14           0.14            0.13             ***
    Net realized and unrealized gain (loss) on investments,
            foreign currency and futures contracts...............         1.50           0.56            2.85            0.03
                                                                     ---------      ---------       ---------       ---------
        Total from investment operations.........................         1.64           0.70            2.98            0.03
                                                                     ---------      ---------       ---------       ---------
Less Distributions from:
    Net investment income........................................        (0.09)         (0.07)          (0.02)             --
    In excess of net investment income...........................        (0.11)         (0.03)          (0.09)             --
    Net realized gains...........................................        (0.31)         (0.41)          (0.05)             --
    In excess of net realized gains..............................           --             --           (0.04)             --
                                                                     ---------      ---------       ---------       ---------
       Total Distributions.......................................        (0.51)         (0.51)          (0.20)             --
                                                                     ---------      ---------       ---------       ---------
Net increase (decrease) in net asset value.......................         1.13           0.19            2.78            0.03
                                                                     ---------      ---------       ---------       ---------
    Net Asset Value, End of period...............................    $   14.13      $   13.00       $   12.81       $   10.03
                                                                     =========      =========       =========       =========

Total Return for period indicated (A)............................        12.86%          5.51%          29.67%           0.30%

Ratios/Supplemental Data:
Net Assets, End of period (000's)................................    $   7,548      $   6,539       $   3,202       $      15
Ratios to average net assets:
    Net investment income........................................         1.11%          0.81%           0.32%          (1.34)%*
    Operating expenses...........................................         1.40%          1.25%           1.43%           0.20%**
Portfolio Turnover Rate..........................................            6%            20%              5%              0%

------------


                 INDEX EQUITY FUND
  The Kent       FINANCIAL HIGHLIGHTS
  Funds          FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.
------------

INSTITUTIONAL SHARES

                                                                                    PERIOD ENDED DECEMBER 31,
                                                                     --------------------------------------------------------
                                                                       1995           1994            1993          1992/(1)/
                                                                     ---------      ---------       ---------       ---------
Net Asset Value, Beginning of period.............................    $   10.68      $   11.04       $   10.41       $   10.00
                                                                     ---------      ---------       ---------       ---------
Income from Investment Operations:
    Net investment income........................................         0.26           0.25            0.23            0.05
    Net realized and unrealized gain (loss) on investments and
            futures contracts....................................         3.44          (0.15)           0.71            0.41
                                                                     ---------      ---------       ---------       ---------
        Total from investment operations.........................         3.70           0.10            0.94            0.46
                                                                     ---------      ---------       ---------       ---------
Less Distributions from:
    Net investment income........................................        (0.25)         (0.26)          (0.23)          (0.05)
    In excess of net investment income...........................           --             --             ***             ***
    Net realized gains...........................................        (1.57)         (0.20)          (0.08)             --
    In excess of net realized gains..............................           --             --              --              --
                                                                     ---------      ---------       ---------       ---------
        Total Distributions......................................        (1.82)         (0.46)          (0.31)          (0.05)
                                                                     ---------      ---------       ---------       ---------
Net increase (decrease) in net asset value.......................         1.88          (0.36)           0.63            0.41
                                                                     ---------      ---------       ---------       ---------
    Net Asset Value, End of period...............................    $   12.56      $   10.68       $   11.04       $   10.41
                                                                     =========      =========       =========       =========

Total Return for period indicated (A)............................        36.23%          0.86%           9.11%           4.55%

Ratios/Supplemental Data:
Net Assets, End of period (000's)................................    $ 183,877      $ 245,550       $ 233,451       $ 153,431
Ratios to average net assets:
    Net investment income including reimbursement/waiver.........         2.14%          2.32%           2.18%           2.65%*
    Net investment income excluding reimbursement/waiver.........         2.14%          2.32%           2.18%           2.65%*
    Operating expenses including reimbursement/waiver............         0.56%          0.58%           0.65%           0.13%**
    Operating expenses excluding reimbursement/waiver............         0.56%          0.58%           0.65%           0.13%**
Portfolio Turnover Rate..........................................            3%            50%              1%              0%

----------------------------------------
*   Annualized
**  Not Annualized
*** Amount is less than $0.005.
(1) The Institutional Class commenced operations on November 2, 1992.
(2) The Investment Class date of initial public investment was November 25, 1992.
(A) Calculation does not include sales charge for the Investment Shares.

                      See Notes to Financial Statements.

INVESTMENT SHARES

                                                                                    PERIOD ENDED DECEMBER 31,
                                                                     --------------------------------------------------------
                                                                       1995           1994            1993          1992/(1)/
                                                                     ---------      ---------       ---------       ---------
Net Asset Value, Beginning of period.............................    $   10.70      $   11.07       $   10.44       $   10.28
                                                                     ---------      ---------       ---------       ---------
Income from Investment Operations:
    Net investment income........................................         0.23           0.26            0.22             ***
    Net realized and unrealized gain (loss) on investments and
            futures contracts....................................         3.44          (0.17)           0.72            0.16
                                                                     ---------      ---------       ---------       ---------
        Total from investment operations.........................         3.67           0.09            0.94            0.16
                                                                     ---------      ---------       ---------       ---------
Less Distributions from:
    Net investment income........................................        (0.23)         (0.26)          (0.20)             --
    In excess of net investment income...........................           --             --           (0.03)             --
    Net realized gains...........................................        (1.57)         (0.20)          (0.06)             --
    In excess of net realized gains..............................           --             --           (0.02)             --
                                                                     ---------      ---------       ---------       ---------
       Total Distributions.......................................        (1.80)         (0.46)          (0.31)             --
                                                                     ---------      ---------       ---------       ---------
Net increase (decrease) in net asset value.......................         1.87          (0.37)           0.63            0.16
                                                                     ---------      ---------       ---------       ---------
    Net Asset Value, End of period...............................    $   12.57      $   10.70       $   11.07       $   10.44
                                                                     =========      =========       =========       =========

Total Return for period indicated (A)............................        35.81%          0.75%           9.09%           1.56%

Ratios/Supplemental Data:
Net Assets, End of period (000's)................................    $   6,612      $   4,736       $   3,776       $      89
Ratios to average net assets:
    Net investment income including reimbursement/waiver.........         1.86%          2.30%           2.04%           1.03%*
    Net investment income excluding reimbursement/waiver.........         1.85%          2.30%           2.04%           1.03%*
    Operating expenses including reimbursement/waiver............         0.80%          0.60%           0.86%           0.12%**
    Operating expenses excluding reimbursement/waiver............         0.81%          0.60%           0.86%           0.12%**
Portfolio Turnover Rate..........................................            3%            50%              1%              0%

------------



  The Kent
  Funds          NOTES TO FINANCIAL STATEMENTS
------------

1.   ORGANIZATION

     The Kent Funds (the "Trust") was organized as a Massachusetts business trust on May 9, 1986 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As of the date of this report, the Trust offered thirteen managed investment portfolios. The accompanying financial statements and financial highlights are those of the Growth and Income Fund (formerly ValuePlus Equity Fund), Small Company Growth Fund (formerly Expanded Market Equity Fund), International Growth Fund
(formerly International Equity Fund) and Index Equity Fund (individually, a "Portfolio", collectively the "Portfolios") only. The Trust offers two classes of shares: Investment and Institutional. The Investment Shares are offered with a 4.00% sales load.

2.   SIGNIFICANT ACCOUNTING POLICIES

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Portfolios in the preparation of its financial statements.

PORTFOLIO VALUATION: Listed securities are valued at the last sales price on the principle exchange where such securities are traded. Listed securities for which last sales prices are not available are valued at the last bid price. Unlisted securities are valued at the mean of the current bid and asked prices in the principle market where such securities trade. Short-term obligations that mature in 60 days or less are valued at amortized cost, which constitutes fair value and approximates market value. All other securities and other assets are appraised at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

FOREIGN CURRENCY TRANSLATION: Investments and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Realized gains and losses on foreign investments and foreign income and expenses are converted into U.S. dollars based upon exchange rates prevailing on the respective dates of such transactions. That portion of unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed.

     Foreign currency-denominated receivables and payables are "marked-to-market" using the current exchange rate. The fluctuation between the original exchange rate and the current exchange rate is recorded as unrealized currency gain or loss. Upon receipt or payment, a Portfolio realizes a gain or loss on foreign currency amounting to the difference between the original value and the ending value of the receivable or payable. Foreign currency gains and losses related to dividend receivables are reported as part of dividend income.

FUTURES CONTRACTS: Each Portfolio may invest in futures contracts. The Portfolios generally enter into futures contracts to hedge against declines in the value of their portfolios' securities. This investment involves, to varying degrees, elements of market risk and risks in excess of amounts recognized in the Statement of Assets and Liabilities. The face or

------------



  The Kent
  Funds          NOTES TO FINANCIAL STATEMENTS (CONTINUED)
------------

contract amounts reflect the extent of the involvement the Portfolios have in the particular classes of instruments. Risks include an imperfect correlation between the movements in the price of the instruments and the price of the underlying securities and interest rates. Risks also may arise if there is an illiquid secondary market for the instruments or due to the inability of counterparties to perform under the terms of the contract.

     Cash is deposited with brokers in order to maintain a position. Subsequent payments made or received daily by a Portfolio based on the change in the market value of the position are recorded as unrealized gain or loss until the contract is closed out at which time the gain or loss is realized.

     Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: The International Growth Fund may enter into forward foreign currency exchange contracts. The purpose of these contracts is to hedge against fluctuation in the value of the underlying currency of certain portfolio investments. A forward foreign currency exchange contract is an agreement to purchase or sell a specified currency at a specified price on a future date. Risks associated with the contract include changes in the value of the foreign currency relative to the U.S. dollar and/or the counterparty's potential inability to perform under the contract.

     The forward foreign currency exchange contracts are valued daily using the current exchange rate of the underlying currency with any fluctuations recorded as unrealized gains or losses. Realized gains or losses are recognized when entering a closing or offsetting forward foreign currency exchange contract with the same settlement date and broker.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Net realized gains and losses from securities and currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

     The International Growth Fund, upon the purchase or sale of a security denominated in a foreign currency, may enter into foreign currency exchange contracts for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction to hedge the portfolio against currency fluctuations during the settlement period. In such cases, the Portfolio has not realized currency gains or losses between the trade and settlement dates on these security transactions.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Portfolios declare and distribute dividends from net investment income monthly, with the exception of the International Growth Fund which declares and pays dividends annually. Net realized capital gains, if any, are distributed at least annually.

     The amounts of income and capital gains to be distributed are determined in accordance with income tax regulations. Such amounts may vary from income and capital gains recognized in accordance with generally accepted accounting principles.

FEDERAL TAXES: The Trust treats each Portfolio as a separate entity for Federal income tax purposes. Each Portfolio intends to continue to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, each Portfolio will not be subject to Federal income taxes to the extent that it distributes all of its taxable or tax-exempt income. In addition, by distributing during each

------------



  The Kent
  Funds          NOTES TO FINANCIAL STATEMENTS (CONTINUED)
------------

calendar year substantially all of its net investment income and capital gains, each Portfolio will not be subject to a Federal excise tax. Therefore, no Federal income tax provision is required. Withholding taxes on foreign dividends have been paid or provided for in accordance with the applicable country's tax rules and rates.

EXPENSES: Expenses directly attributable to a Portfolio are charged to the Portfolio, while expenses which are attributable to more than one investment portfolio of the Trust are allocated among the respective portfolios. In addition, investors in Investment Shares will pay the expenses directly attributable to the Investment Shares as a class, and investors in Institutional Shares will pay the expenses directly attributable to the Institutional Shares as a class.

3.   INVESTMENT ADVISORY, ADMINISTRATION, DISTRIBUTION AND OTHER FEES:

     Old Kent Bank ("Investment Adviser") serves as the investment adviser to the Trust. The Investment Adviser is a Michigan State Banking Association and the principal subsidiary of Old Kent Financial Corporation. The Trust pays the Investment Adviser a fee, computed daily and paid monthly, at the annual rate of 0.70% of the average daily net assets of the Growth and Income Fund and Small Company Growth Fund, 0.75% of the average daily net assets of the International Growth Fund and 0.30% of the average daily net assets of the Index Equity Fund.

     Effective March 31, 1995, First Data Investor Services Group, Inc. ("FDISG"), formerly known as The Shareholder Services Group, Inc. doing business as 440 Financial, a wholly-owned subsidiary of First Data Corporation ("First Data"), serves as the Trust's administrator and transfer agent. FDISG (the "Administrator"), receives a fee, computed daily and paid monthly, at the annual rate of 0.20% for up to $5.0 billion, 0.18% for $5.0 to $7.5 billion and 0.15% for over $7.5 billion of the Trust's aggregate net assets. In addition, FDISG also receives a separate fee from each Portfolio for certain transfer agent services ("shareholder services fees"). Prior to March 31, 1995, the administration, fund accounting and transfer agency services described above were provided by 440 Financial Group of Worcester, Inc., a wholly-owned subsidiary of State Mutual Life Assurance Company of America ("State Mutual") for the same annual fees. On March 31, 1995, FDISG acquired substantially all the assets of 440 Financial Group of Worcester, Inc.

     The Administrator has voluntarily limited its fees of the Index Equity Fund. The Administrator has waived for the Institutional Shares and Investment Shares of the Index Equity Fund $16,990 and $572, respectively, for the year ended December 31, 1995.

     Prior to April 1, 1994, Keystone Custodian Funds, Inc. ("Keystone") and Keystone Investor Resource Center, Inc. served as administrator and transfer agent, respectively. Fee rates paid to Keystone and Keystone Investor Resource Center, Inc. were the same as those paid to FDISG.

     Each Portfolio has adopted a distribution plan (the "Plans") on behalf of the Investment Shares pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Plans provide for payments to 440 Financial Distributors, Inc. (the "Distributor"), an indirect wholly-owned subsidiary of First Data, of 0.25% of the average daily net assets of the Investment Shares of the Portfolios.

     The Distributor acts as the exclusive distributor of the Trust's shares. Prior to March 31, 1995 the Distributor was an indirect wholly-owned subsidiary of State Mutual. Prior to April 1, 1994, Fiduciary Investment Company, Inc. acted as the distributor of the Trust's shares. Fee rates charged by the Distributor are the same as those charged by Fiduciary Investment Company, Inc.

------------



  The Kent
  Funds          NOTES TO FINANCIAL STATEMENTS (CONTINUED)
------------

     One trustee and certain officers of the Trust are also officers of the current Administrator and/or the Distributor. Such Trustee and officers receive no compensation from the Trust for serving in their respective roles.

     Expenses for the Trust include legal fees paid to Drinker Biddle & Reath. A partner of that firm serves as Secretary of the Trust.

     Bankers Trust Company acts as the Trust's custodian. Prior to October 25, 1995, the Trust's custodian was The Chase Manhattan Bank, N.A., a wholly-owned subsidiary of The Chase Manhattan Corporation.

4.   CLASS LEVEL EXPENSES

     Each of the Portfolios has established two classes of shares, Investment Shares and Institutional Shares. Each share in each Portfolio, regardless of class, represents an equal pro rata interest in a Portfolio and has identical voting, dividend, liquidation and other rights, except in matters affecting only a particular Portfolio or class in which case only shares of the affected Portfolio or class are entitled to vote. Each class may bear class specific expenses.

     Class specific expenses, if any, are currently limited to expenses directly attributable to the Investment Shares under the Plans, shareholder services fees and certain printing and postage expenses incurred as they relate to a particular class of shares. Shareholder services fees were borne by each of the Institutional and Investment Shares for each Portfolio for the year ended December 31, 1995 as follows:

                                                  INSTITUTIONAL      INVESTMENT
                                                  -------------      ----------
     Growth and Income                              $  44,486         $  1,183
     Small Company Growth                              88,240            2,719
     International Growth                              51,036            1,784
     Index Equity                                      29,075              713

5.   SHARES OF BENEFICIAL INTEREST

     The Trust's Declaration of Trust authorizes the Trustees to issue an unlimited number of shares of beneficial interest without par value. It allows for the creation of one or more classes of shares within each series, each of which, regardless of class designation, represents an equal proportionate interest in the Portfolios with each other share of that series. The Portfolios may issue more than one series of shares investing in portfolios of securities. The Trust currently issues thirteen series of shares with two separate classes in each series, Investment Shares and Institutional Shares. Each class of shares is entitled upon liquidation of the Portfolios to a pro rata share in the net assets of the class of such series. Transactions in capital shares and distributions to shareholders are summarized below for each Portfolio.

TRANSACTIONS IN CAPITAL SHARES:

GROWTH AND INCOME FUND

                                                     YEAR ENDED DECEMBER 31,
                                                  -----------------------------
                                                      1995             1994
                                                  ------------     ------------
           INSTITUTIONAL SHARES
Shares issued..............................         10,940,374       19,831,557
Reinvestment of distributions..............            836,269          494,263
Shares redeemed............................        (10,901,212)      (7,487,237)
                                                  ------------     ------------
     Net increase (decrease)...............            875,431       12,838,583
                                                  ============     ============
             INVESTMENT SHARES
Shares issued..............................            231,715          449,587
Reinvestment of distributions..............             49,928           28,393
Shares redeemed............................           (207,110)        (136,391)
                                                  ------------     ------------
     Net increase (decrease)...............             74,533          341,589
                                                  ============     ============

-------------


  The Kent        NOTES TO FINANCIAL STATEMENTS (CONTINUED)
  Funds
-------------

SMALL COMPANY GROWTH FUND

                                                     YEAR ENDED DECEMBER 31,
                                                  -----------------------------
                                                      1995             1994
                                                  ------------     ------------
           INSTITUTIONAL SHARES
Shares issued..............................         15,959,355       11,384,921
Reinvestment of distributions..............          1,016,738          495,927
Shares redeemed............................         (9,782,762)      (6,702,133)
                                                  ------------     ------------
     Net increase (decrease)...............          7,193,331        5,178,715
                                                  ============     ============
             INVESTMENT SHARES
Shares issued..............................            236,573          380,066
Reinvestment of distributions..............             48,614           24,556
Shares redeemed............................           (195,767)        (128,550)
                                                  ------------     ------------
     Net increase (decrease)...............             89,420          276,072
                                                  ============     ============

INTERNATIONAL GROWTH FUND

                                                     YEAR ENDED DECEMBER 31,
                                                  -----------------------------
                                                      1995             1994
                                                  ------------     ------------
           INSTITUTIONAL SHARES
Shares issued..............................         11,200,281        6,680,368
Reinvestment of distributions..............            346,491          212,272
Shares redeemed............................         (4,991,387)      (5,526,580)
                                                  ------------     ------------
     Net increase (decrease)...............          6,555,385        1,366,060
                                                  ============     ============
             INVESTMENT SHARES
Shares issued..............................            153,600          315,366
Reinvestment of distributions..............             18,673           18,559
Shares redeemed............................           (141,025)         (80,972)
                                                  ------------     ------------
     Net increase (decrease)...............             31,248          252,953
                                                  ============     ============

INDEX EQUITY FUND

                                                     YEAR ENDED DECEMBER 31,
                                                  -----------------------------
                                                      1995             1994
                                                  ------------     ------------
           INSTITUTIONAL SHARES
Shares issued..............................          4,734,274       19,345,110
Reinvestment of distributions..............          1,508,630          625,554
Shares redeemed............................        (14,594,583)     (18,113,334)
                                                  ------------     ------------
     Net increase (decrease)...............         (8,351,679)       1,857,330
                                                  ============     ============
             INVESTMENT SHARES
Shares issued..............................            149,481          246,361
Reinvestment of distributions..............             62,301           16,102
Shares redeemed............................           (128,627)        (160,923)
                                                  ------------     ------------
        Net increase (decrease)............             83,155          101,540
                                                  ============     ============

DISTRIBUTIONS TO SHAREHOLDERS:

GROWTH AND INCOME FUND

                                                     YEAR ENDED DECEMBER 31,
                                                  -----------------------------
                                                      1995             1994
                                                  ------------     ------------
           INSTITUTIONAL SHARES
Net investment income......................       $  9,117,562     $  7,759,191
In excess of net investment income.........                 --          100,972
Net realized gains.........................         15,389,908        4,212,718
                                                  ------------     ------------
     Total distributions...................       $ 24,507,470     $ 12,072,881
                                                  ============     ============
             INVESTMENT SHARES
Net investment income......................       $    225,735     $    194,749
In excess of net investment income.........                 --            2,534
Net realized gains.........................            419,285          108,236
                                                  ------------     ------------
     Total distributions...................       $    645,020     $    305,519
                                                  ============     ============

SMALL COMPANY GROWTH FUND

                                                     YEAR ENDED DECEMBER 31,
                                                  -----------------------------
                                                      1995             1994
                                                  ------------     ------------
           INSTITUTIONAL SHARES
Net investment income......................       $  2,536,986     $  2,076,719
In excess of net investment income.........                 --          139,895
Net realized gains.........................         21,377,049        9,626,086
                                                  ------------     ------------
     Total distributions...................       $ 23,914,035     $ 11,842,700
                                                  ============     ============
             INVESTMENT SHARES
Net investment income......................       $     52,489     $     51,849
In excess of net investment income.........                 --            3,493
Net realized gains.........................            575,105          251,609
                                                  ------------     ------------
     Total distributions...................       $    627,594     $    306,951
                                                  ============     ============

-------------


  The Kent        NOTES TO FINANCIAL STATEMENTS (CONTINUED)
  Funds
-------------

INTERNATIONAL GROWTH FUND

                                                     YEAR ENDED DECEMBER 31,
                                                  -----------------------------
                                                      1995             1994
                                                  ------------     ------------
           INSTITUTIONAL SHARES
Net investment income......................       $  2,613,863     $    988,907
In excess of net investment income.........          2,246,651          397,866
Net realized gains.........................          4,858,921        5,423,331
                                                  ------------     ------------
     Total distributions...................       $  9,719,435     $  6,810,104
                                                  ============     ============
             INVESTMENT SHARES
Net investment income......................       $     46,915     $     36,718
In excess of net investment income.........             59,182           14,773
Net realized gains.........................            150,827          197,826
                                                  ------------     ------------
     Total distributions...................       $    256,924     $    249,317
                                                  ============     ============

INDEX EQUITY FUND

                                                     YEAR ENDED DECEMBER 31,
                                                  -----------------------------
                                                      1995             1994
                                                  ------------     ------------
           INSTITUTIONAL SHARES
Net investment income......................       $  4,347,671     $  6,977,287
In excess of net investment income.........                 --               --
Net realized gains.........................         25,081,995        4,564,085
                                                  ------------     ------------
        Total distributions................       $ 29,429,666     $ 11,541,372
                                                  ============     ============
             INVESTMENT SHARES
Net investment income......................       $     99,887     $    102,879
In excess of net investment income.........                 --               --
Net realized gains.........................            698,289           86,559
                                                  ------------     ------------
        Total distributions................       $    798,176     $    189,438
                                                  ============     ============

6.  PURCHASES AND SALES OF SECURITIES

     The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended December 31, 1995, were as follows:

        FUND                                        PURCHASES          SALES
      --------                                    -------------    -------------
Growth and Income.........................        $ 195,812,281    $ 194,337,984
Small Company Growth......................          165,434,477       92,223,375
International Growth......................           89,891,359       12,538,464
Index Equity..............................            5,807,514      122,273,027

At December 31, 1995 aggregate gross unrealized appreciation in which there was an excess of value over tax costs and aggregate gross unrealized depreciation in which there was an excess of tax costs over value for all securities were as follows:

                                                           TAX BASIS
                                                -------------------------------
                                                  UNREALIZED       UNREALIZED
        FUND                                     APPRECIATION     DEPRECIATION
      --------                                  --------------   --------------
Growth and Income.........................      $   68,386,950   $  (5,456,673)
Small Company Growth......................          83,910,678     (31,379,408)
International Growth......................          54,484,240      (4,146,916)
Index Equity..............................          47,570,109      (2,179,240)

                                                         NET UNREALIZED
                                                          APPRECIATION
        FUND                                             (DEPRECIATION)
      --------                                           --------------
Growth and Income.........................               $   62,930,277
Small Company Growth......................                   52,531,270
International Growth......................                   50,337,324
Index Equity..............................                   45,390,869

The accompanying table below details distributions from long term capital gains for the following Portfolios for the year ended December 31, 1995:

        FUND                                                 AMOUNT
      --------                                           -------------
Growth and Income.........................               $  12,362,161
Small Company Growth......................                  19,146,278
International Growth......................                   4,976,155
Index Equity..............................                  24,007,680

7.  FOREIGN SECURITIES

     The Growth and Income Fund and the International Growth Fund can purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers.

     The risks include devaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

REPORT OF INDEPENDENT AUDITORS

The Trustees
The Kent Funds:

We have audited the accompanying statements of assets and liabilities (page 46) of The Kent Growth and Income Fund (formerly The Kent ValuePlus Fund), The Kent Small Company Growth Fund (formerly The Kent Expanded Market Equity Fund), The Kent International Growth Fund (formerly The Kent International Equity Fund) and The Kent Index Equity Fund, portfolios of The Kent Funds, including the portfolios of investments (pages 13-45), as of December 31, 1995, the related statements of operations for the year then ended (page 47), the statements of changes in net assets for each of the years in the two-year period then ended (pages 48-49), and the financial highlights for Institutional and Investment shares for each of the years or periods in the four-year period then ended (pages 50-57). These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Kent Growth and Income Fund, The Kent Small Company Growth Fund, The Kent International Growth Fund and The Kent Index Equity Fund as of December 31, 1995, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended, in conformity with generally accepted accounting principles.

                             KPMG Peat Marwick LLP

Boston, Massachusetts
February 9, 1996

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K-160 (12/95)